UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section § 240.14a-12

THERAVANCE BIOPHARMA, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒   No fee required
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
March [  ], 2023
To the shareholders of Theravance Biopharma, Inc.:
The 2023 Annual General Meeting of Theravance Biopharma, Inc. (the “Annual Meeting”) will be held on May 2, 2023 at 12:00 p.m. Irish Standard Time, at The Merrion Hotel, Upper Merrion St., Dublin 2, Ireland.
Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our 2022 Annual Report on Form 10-K. We encourage you to read this information carefully.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please date, sign, and return your white proxy card in the enclosed envelope, or vote via telephone or the Internet according to the instructions in the accompanying proxy materials, as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting. Voting by proxy does not preclude you from voting in person if you choose to attend the Annual Meeting.
Thank you for your ongoing support of Theravance Biopharma.
Very truly yours,
Rick E Winningham
Chief Executive Officer and Chairman

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
THERAVANCE BIOPHARMA, INC.
P.O. Box 309, Ugland House
Grand Cayman, KY1-1104
Cayman Islands
NOTICE OF 2023 ANNUAL GENERAL MEETING

Time and Date:	May 2, 2023 at 12:00 p.m. Irish Standard Time
Place:	The Merrion Hotel, Upper Merrion St., Dublin 2, Ireland
Items of Business:
(1)
To elect the following two Class III directors to serve as members of the board of directors until the annual general meeting held in 2026 and until their successors are duly elected and qualified: Dean J. Mitchell and Deepika R. Pakianathan.

(2)
To ratify the appointment of Ernst & Young LLP as Theravance Biopharma, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

(3)
To vote on a non-binding advisory resolution regarding the compensation of our named executive officers.

(4)
To vote on a non-binding advisory resolution regarding the frequency of shareholder votes on the compensation of our named executive officers.

(5)
To approve our Amended and Restated 2013 Equity Incentive Plan.

(6)
To approve an amendment to our Amended and Restated Memorandum and Articles of Association to declassify our board of directors over time.

These items of business are more fully described in the proxy statement accompanying this notice.
Adjournments:	Any action on the items of business described above may be considered at the annual general meeting at the time and on the date specified above or at any time and date to which the annual general meeting may be properly adjourned.
Record Date:	You are entitled to vote if you were a shareholder of record as of the close of business on March 6, 2023.
Voting:	Your vote is very important. We encourage you to read the proxy statement and vote on the Internet or by telephone or submit your white proxy card as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About Procedural Matters.”
If you have any questions about submitting your proxy or require assistance, please contact our proxy solicitor, Innisfree M&A Incorporated. Shareholders may call (877) 717-3936 (toll-free from the U.S. and Canada). Banks and brokers may call (212) 750-5687.
All shareholders are invited to attend the annual general meeting; however, even if you plan to attend in person, we urge you to complete, sign and return the enclosed white proxy card, or vote via telephone or on the Internet as instructed in these materials.
By order of the board of directors,
Rick E Winningham
Chief Executive Officer and Chairman
March [  ], 2023

You are invited to attend the annual general meeting in person. Whether or not you expect to attend the annual general meeting, please complete, date, sign and return the enclosed white proxy card, or vote via telephone or the Internet as instructed in these materials, as promptly as possible to ensure your representation at the annual general meeting. A return envelope (which is postage prepaid if mailed in the U.S.) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the annual general meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the annual general meeting, you must provide a valid, legal proxy issued in your name from that record holder.
Important Notice Regarding the Availability of Proxy Materials for the
Annual General Meeting to be held on Tuesday, May 2, 2023:
The proxy statement and annual report are available at http://investor.theravance.com/proxy

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THERAVANCE BIOPHARMA, INC.
P.O. Box 309, Ugland House
Grand Cayman, KY1-1104
Cayman Islands
PROXY STATEMENT FOR
2023 ANNUAL GENERAL MEETING

This proxy statement is furnished in connection with a solicitation of proxies by our board of directors for use at the 2023 Annual General Meeting (the “Annual Meeting”) to be held at 12:00 p.m. Irish Standard Time (“IST”) on May 2, 2023, and any adjournments thereof. The Annual Meeting will be held at The Merrion Hotel, Upper Merrion St., Dublin 2, Ireland. We urge you to vote your shares by completing, dating, signing and returning the enclosed white proxy card, or following the instructions on the enclosed white proxy card to submit your proxy via telephone or on the Internet. We intend to commence mailing this proxy statement and accompanying white proxy card on or about March [  ], 2023 to all shareholders of record entitled to vote at the Annual Meeting.
As used in this proxy statement, the terms “Theravance Biopharma,” the “Company,” “we,” “us,” and “our” mean Theravance Biopharma, Inc. and its subsidiaries unless the context indicates otherwise. All references to “elect”, “elected” or “election” with respect to directors shall be construed as “appoint”, “appointed” or “appointment” under Cayman Islands law.
Special Note regarding Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve risks, uncertainties and assumptions. All statements in this proxy statement, other than statements of historical facts, including statements regarding our strategy, future operations, the implementation of our capital return program, projected costs, plans, intentions, designs, expectations and objectives are forward-looking statements. The words “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “designed,” “developed,” “drive,” “estimate,” “expect,” “forecast,” “goal,” “indicate,” “intend,” “may,” “mission,” “opportunities,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “represent,” “seek,” “suggest,” “should,” “target,” “will,” “would,” and similar expressions (including the negatives thereof) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements reflect our current views with respect to future events, are based on assumptions, and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward- looking statements. We may not actually achieve the plans, intentions, expectations or objectives disclosed in our forward-looking statements and the assumptions underlying our forward-looking statements may prove incorrect. Therefore, you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions, expectations and objectives disclosed in the forward- looking statements that we make. Factors that we believe could cause actual results or events to differ materially from our forward-looking statements include, but are not limited to, those discussed in “Risk Factors,” in Item 1A, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Item 7 and elsewhere in our Annual Report on Form 10 K for the year ended December 31, 2022. Our forward-looking statements in this proxy statement are based on current expectations and we do not assume any obligation to update any forward-looking statements for any reason, even if new information becomes available in the future. In addition, while the effects of COVID-19, including new variants, may continue to adversely impact our business operations and financial results, the extent of the impact on our ability to generate revenue from YUPELRI® (revefenacin), our clinical development programs, and the value of and market for our ordinary shares, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. These potential future developments include, but are not limited to, the ultimate duration of the COVID-19 pandemic, travel restrictions, quarantines, vaccination levels, social distancing and business closure requirements in the United States and in other countries, other measures taken by us and those we work with to help protect individuals from contracting COVID-19, and the effectiveness of actions taken globally to manage and treat the disease, including vaccine availability, distribution, acceptance and effectiveness.

Non-GAAP Financial Measure
We provide a non-GAAP profitability target in this proxy statement. We believe that the non-GAAP profitability target provides meaningful information to assist investors in assessing prospects for future performance as it provides a better metric for analyzing the future potential performance of our business by excluding items that may not be indicative of core operating results and our cash position. Because non-GAAP financial targets, such as non-GAAP profitability, are not standardized, it may not be possible to compare this target with other companies’ non-GAAP targets or measures having the same or a similar name. Thus, our non-GAAP target should be considered in addition to, not as a substitute for, or in isolation from, our actual GAAP results and other targets.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS
Annual Meeting
Q:
Why am I receiving these proxy materials?

A:
Our board of directors is providing these proxy materials to you in connection with our solicitation of proxies for use at the Annual Meeting to be held on May 2, 2023 at 12:00 p.m. IST, and at any adjournment thereof, for the purpose of considering and acting upon the matters set forth herein. You may attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed white proxy card or follow the instructions on the enclosed white proxy card to submit your proxy via telephone or on the Internet.

Q:
What information is contained in this proxy statement?

A:
The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other information.

Q:
Where is the Annual Meeting?

A:
The Annual Meeting will be held at The Merrion Hotel, Upper Merrion St., Dublin 2, Ireland. You may attend the Annual Meeting in person; however, we urge you to vote your shares by completing, signing and returning the enclosed white proxy card, or following the instructions on the enclosed white proxy card to submit your proxy via telephone or on the Internet. We intend to hold a short Annual Meeting that covers only required formal business. We will not be providing a general business update at the Annual Meeting.

Q:
Can I attend the Annual Meeting?

A:
We will hold a physical meeting, which you may attend if you were a shareholder of record or a beneficial owner as of March 6, 2023 (the “Record Date”). For admission to the Annual Meeting, you must present valid picture identification such as a driver’s license or passport and, if asked, provide proof of share ownership as of the Record Date. In addition, you must comply with all applicable pandemic-related requirements in place at the time of the Annual Meeting, including those set forth by the Republic of Ireland, the City of Dublin, and for admission to The Merrion Hotel. The Annual Meeting will be held at The Merrion Hotel, Upper Merrion St., Dublin 2, Ireland and shareholders may request directions to the location of our Annual Meeting by calling (650) 808-4045. However, you do not need to attend the Annual Meeting to vote your shares and we urge you to vote your shares by completing, signing and returning the enclosed white proxy card, or following the instructions on the enclosed white proxy card to submit your proxy via telephone or on the Internet. We intend to hold a short Annual Meeting that covers only required formal business. We will not be providing a general business update at the Annual Meeting.

Share Ownership
Q:
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
Shareholders of record — If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the “shareholder of record” with respect to those shares and this notice was provided to you directly by us. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the white proxy card or to vote in person at the Annual Meeting.

Beneficial owners — Many Theravance Biopharma shareholders hold their shares through a bank, broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank, trustee or another nominee, you are considered the “beneficial owner” of shares held in “street name” and a notice was forwarded to you by your bank, broker, trustee or other nominee, which is considered the shareholder of record with respect to those shares.

As the beneficial owner, you have the right to direct your bank, broker, trustee or other nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not shareholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your bank’s, broker’s, trustee’s or other nominee’s procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your bank, broker, trustee or other nominee will provide a voting instruction card for you to use.
Quorum and Voting
Q:
How many shares must be present or represented to conduct business at the Annual Meeting?

A:
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Amended and Restated Memorandum and Articles of Association and Cayman Islands law. The presence, in person or by proxy, of shareholders that represent in aggregate not less than a majority of the shares of all voting share capital of Theravance Biopharma in issue and entitled to vote will constitute a quorum at the meeting. Except as otherwise expressly provided by the Amended and Restated Memorandum and Articles of Association or by law, the holders of ordinary shares will vote together as a single class on all matters submitted to a vote or for the consent of the shareholders of Theravance Biopharma. Each holder of ordinary shares will have the right to one vote per ordinary share. A proxy submitted by a shareholder may indicate that the shares represented by the proxy are not being voted with respect to a particular matter.

Abstentions and broker “non-votes” are counted as present and entitled to vote and are therefore included for purposes of determining whether a quorum is present at the Annual Meeting.
A broker non-vote occurs when a nominee holding shares for a beneficial owner submits a completed white proxy card but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
Q:
Who is entitled to vote at the Annual Meeting?

A:
Holders of record of our ordinary shares at the close of business on March 6, 2023, the Record Date, are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 63,225,611 ordinary shares in issue. In deciding all matters at the Annual Meeting, each holder of ordinary shares of Theravance Biopharma will be entitled to one vote per ordinary share held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:
How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your white proxy card or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the meeting.

Q:
How can I vote my shares without attending the Annual Meeting?

A:
Shareholder of record — If you are a shareholder of record, there are three ways to vote without attending the Annual Meeting:

•
Via the Internet — You may vote by proxy via the Internet by following the instructions provided in the white proxy card.

•
By Telephone — You may vote by proxy by telephone by calling the toll-free number found on the white proxy card.

•
By Mail — You may vote by proxy by filling out the white proxy card and returning it in the envelope provided.

Beneficial owners — If you are a beneficial owner holding shares through a bank, broker, trustee or other nominee, please refer to the information forwarded by your bank, broker, trustee or other nominee to see which voting options are available to you.
If you have any questions about submitting your proxy or require assistance, please contact our proxy solicitor at:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders may call toll-free: (877) 717-3936
Banks and brokers may call collect: (212) 750-5833
Q:
What proposals will be voted on at the Annual Meeting?

A:
At the Annual Meeting, shareholders will be asked to vote:

(1)
To elect the two Class III directors identified in this proxy statement to serve as Class III directors until the annual general meeting held in 2026 and until their successors are duly elected and qualified;

(2)
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

(3)
To vote on a non-binding advisory resolution regarding the compensation of our named executive officers;

(4)
To vote on a non-binding advisory resolution regarding the frequency of shareholder votes on the compensation of our named executive officers;

(5)
To approve our Amended and Restated 2013 Equity Incentive Plan; and

(6)
To approve an amendment to our Amended and Restated Memorandum and Articles of Association to declassify our board of directors over time.

Q:
What is the voting requirement to approve each of the proposals?

A:
Proposal One — An ordinary resolution, being a majority of the votes duly cast at the annual general meeting, is required for the election of each director. If the number of shares voted “FOR” a director nominee exceeds the number of votes cast “AGAINST,” the nominee will be elected as a director. You may vote “FOR,” “AGAINST” or “ABSTAIN” on each of the nominees for election as director. Abstentions and broker non-votes will not affect the outcome of Proposal One, other than counting towards the quorum of the meeting.

Proposal Two — An ordinary resolution, being a majority of the votes duly cast at the annual general meeting, is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. If the number of shares voted “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm exceeds the number of votes cast “AGAINST,” the appointment of Ernst & Young LLP as our independent registered public accounting firm will be ratified. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and broker non-votes, if any, will not affect the outcome of Proposal Two, other than counting towards the quorum of the meeting.
Proposal Three — An ordinary resolution, being a majority of the votes duly cast at the annual general meeting is required for the non-binding advisory resolution regarding the compensation of our named executive officers. If the number of shares voted “FOR” the non-binding advisory resolution regarding the compensation of our named executive officers exceeds the number of votes cast “AGAINST,” such resolution will be approved. You may vote “FOR,” “AGAINST” or

“ABSTAIN.” Abstentions and broker non-votes will not affect the outcome of Proposal Three, other than counting towards the quorum of the meeting.
Proposal Four — The frequency alternative that receives a plurality of the total votes cast on Proposal Four will be considered approved as the frequency alternative preferred by shareholders. You may vote for a frequency of future shareholder votes on the compensation of our named executive officers of every “1 YEAR,” “2 YEARS,” “3 YEARS” or “ABSTAIN.” Abstentions and broker non-votes will not affect the outcome of Proposal Four, other than counting towards the quorum of the meeting.
Proposal Five — An ordinary resolution, being a majority of the votes duly cast at the annual general meeting, is required to approve our Amended and Restated 2013 Equity Incentive Plan. If the number of shares voted “FOR” Proposal Five exceeds the number of votes cast “AGAINST,” our Amended and Restated 2013 Equity Incentive Plan will be approved. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and broker non-votes will not affect the outcome of Proposal Five, other than counting towards the quorum of the meeting.
Proposal Six — A special resolution, being not less than two thirds of the votes duly cast at the annual general meeting, is required to approve the amendment of our Amended and Restated Memorandum and Articles of Association to declassify our board of directors over time. If the number of shares voted “FOR” Proposal Six is equal to or greater than two thirds of the number of votes cast “AGAINST,” the amendment to declassify our board of directors over time will be approved. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and broker non-votes will not affect the outcome of Proposal Six, other than counting towards the quorum of the meeting.
Q:
How does the board of directors recommend that I vote?

A:
Our board of directors unanimously recommends that you vote your shares:

(1)
“FOR” each of the Class III nominees for director identified in Proposal One; and

(2)
“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 as included in Proposal Two;

(3)
“FOR” the approval of the non-binding advisory resolution regarding the compensation of our named executive officers as included in Proposal Three;

(4)
“1 YEAR” for the frequency of future non-binding advisory shareholder votes on the compensation of our named executive officers as included in Proposal Four;

(5)
“FOR” the approval of our Amended and Restated 2013 Equity Incentive Plan as included in Proposal Five; and

(6)
“FOR” the approval of the amendment of our Amended and Restated Memorandum and Articles of Association as included in Proposal Six.

Q:
What happens if I do not give specific voting instructions?

A:
Shareholder of record — If you are a shareholder of record and you:

•
Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our board of directors; or

•
Sign and return a white proxy card without giving specific voting instructions,

then the persons named as proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners — If you are a beneficial owner of shares held in street name and do not provide the bank, broker, trustee or other nominee that holds your shares with specific voting instructions then, under applicable rules, the bank, broker, trustee or other nominee that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the bank, broker, trustee or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that bank, broker, trustee or other nominee will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Q:
How may my bank, broker, trustee or other nominee vote my shares if I fail to provide timely directions?

A:
Banks, brokers, trustees or other nominees holding ordinary shares in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your bank, broker, trustee or other nominee will have discretion to vote your shares on our sole routine matter — the proposal to ratify the appointment of Ernst & Young LLP. Your bank, broker, trustee or other nominee will not have discretion to vote on any of the other matters absent direction from you as they are each “non-routine” matters.

Please note that banks, brokers, trustees or other nominees may not vote your shares on Proposals One, Three, Four, Five or Six in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your bank, broker, trustee or other nominee regarding the voting of your shares.
Q:
What happens if additional matters are presented at the Annual Meeting?

A:
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the white proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:
Can I change or revoke my vote?

A:
If you are a shareholder of record, you may change your vote by (1) filing with our Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). A shareholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.

If you are a beneficial owner of shares held in street name, subject to any rules your bank, broker, trustee or other nominee may have, you may change your vote by submitting new voting instructions to your bank, broker, trustee or other nominee.
Any written notice of revocation or subsequent proxy card must be received by our Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Secretary or should be sent to us care of our U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco, California 94080, Attention: Secretary.
We urge you to vote your shares by completing, dating, signing and returning the enclosed white proxy card, or following the instructions on the enclosed white proxy card to submit your proxy via telephone or on the Internet. Changing your vote prior to the Annual Meeting is most easily accomplished if you submit your proxy via telephone or on the Internet, as your vote may then be changed by simply submitting a new vote via telephone or on the Internet.

Q:
Who will bear the cost of soliciting votes for the Annual Meeting?

A:
We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We will bear the cost of reimbursing banks, brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of ordinary shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Theravance Biopharma may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. In addition, we have retained Innisfree M&A Incorporated at a fee estimated to be approximately $50,000, plus reasonable out-of-pocket expenses, to act as our proxy solicitor in connection with the proposals to be acted upon at the Annual Meeting. Pursuant to our agreement with Innisfree M&A Incorporated, Innisfree M&A Incorporated has agreed to solicit proxies from our shareholders on our behalf in connection with the Annual Meeting.

If you have any questions about submitting your proxy or require assistance, please contact our proxy solicitor at:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders may call toll free: (877) 717-3936
Banks and Brokers may call collect: (212) 750-5833
Q:
Where can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and will disclose the final results in a current report on Form 8-K within four business days after the Annual Meeting.

Shareholder Proposals and Director Nominations
Q:
What is the deadline to propose actions for consideration at next year’s annual general meeting or to nominate individuals to serve as directors?

A:
You may submit proposals, including director nominations, for consideration at future shareholder meetings.

Requirements for shareholder proposals to be considered for inclusion in our proxy materials — Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual general meeting by submitting their proposals in writing to our Secretary in a timely manner. In order to be considered for inclusion in the proxy statement for the 2024 annual general meeting, shareholder proposals must be received at our principal executive offices no later than November 29, 2023 (that is, not less than 120 calendar days before the one year anniversary of the date this proxy statement was released to shareholders in connection with the 2023 Annual Meeting), and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). A copy of all notices of proposals by shareholders should also be sent to us care of our U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco, California 94080, Attention: Secretary.
Requirements for shareholder proposals to be brought before an annual general meeting — Our Amended and Restated Memorandum and Articles of Association establish an advance notice procedure for shareholders who wish to present certain matters before an annual general meeting. Under our Amended and Restated Memorandum and Articles of Association, the only business that may be conducted at an annual general meeting is business that is (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our board of directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the annual general meeting by or at the direction of our board of directors (or any duly authorized committee thereof) or (iii) properly brought before the annual general meeting by a shareholder who has delivered written notice to our Secretary no later than the Notice Deadline (as defined below) and otherwise complied with the provisions of our Amended and Restated Memorandum and Articles of Association; provided, however, that our board of directors may, subject to Rule 14a-8 of the Exchange Act, resolve not to include any proposal for business made by a shareholder other than a proposal related to the nomination of a director made in accordance with Nomination Notice Deadline. The “Notice Deadline” is defined as that date which is at least 45 days and not more than 75 days prior to the one year anniversary of the date on which we first mailed proxy materials for the prior year’s annual general meeting; provided, however, that if our annual general meeting occurs on a date more than 25 days earlier or later than the prior year’s annual general meeting, then our board shall determine a date a reasonable period prior to our annual general meeting by which date the shareholder’s notice must be delivered and publicize such date in a filing pursuant to the Exchange Act, or via press release. Such publication shall occur at least ten days prior to the date set by our board. As a result, we anticipate that the Notice Deadline for the 2024 annual general meeting will be between January 13, 2024 and February 12, 2024.
In general, nominations for the election of directors may be made by (i) our board of directors or any committee thereof or (ii) any shareholder who (a) is a shareholder of record on the date of the giving of such notice and on the record date for the determination of shareholders entitled to vote at such meeting and (b) has delivered written notice to our Secretary no later than the Nomination Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the shareholder proposing such nominations. The “Nomination Notice Deadline” is defined as that date that is not less than 120 days and not more than 150 days prior to the meeting; provided, however, that in the event less than 130 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made.
In addition to satisfying the foregoing requirements under our Amended and Restated Memorandum and Articles of Association, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must generally provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 3, 2024.
Recommendation of director candidates — You may recommend candidates to our board of directors for consideration by our nominating/corporate governance committee by following the procedures set forth below in “Corporate Governance — Shareholder Recommendations for Nominations to the Board of Directors.”
Q:
How may I obtain a copy of the provisions of the Amended and Restated Memorandum and Articles of Association regarding shareholder proposals and director nominations?

A:
A copy of the full text of the provisions discussed above may be obtained by writing to our Secretary. A copy of our Amended and Restated Memorandum and Articles of Association is posted on the Investor Relations portion of our website at www.theravance.com. A copy of all requests should also be sent to us care of our U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco, California 94080, Attention: Secretary.

Additional Information about the Proxy Materials
Q:
What does it mean if multiple members of my household are shareholders but we only received one set of proxy materials in the mail?

A:
We have adopted a procedure called “householding,” which the United States Securities and Exchange Commission (the “SEC”) has approved. Under this procedure, we deliver a single copy of the proxy materials to multiple shareholders who share the same address unless we received contrary instructions from one or more of the shareholders. This procedure reduces our printing costs, mailing costs, and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the proxy materials to any shareholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, shareholders should send their requests to us care of our U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco, California 94080, Attention: Secretary. Shareholders who share an address who receive separate copies of their proxy materials may use the same contact information to request a single copy of our proxy materials. Shareholders who hold shares in street name (as described above) may contact their brokerage firm, bank, broker-dealer, trustee or other nominee to request information about householding.
Q:
What is the mailing address for Theravance Biopharma’s principal executive offices?

A:
The mailing address for our principal executive offices and our registered office is P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. A copy of all shareholder correspondence provided to our Secretary should also be sent to us care of our U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco, California 94080. The telephone number at that location is (650) 808-6000.

Any written requests for additional information, copies of the proxy materials and 2022 Annual Report, notices of shareholder proposals, recommendations for candidates to our board of directors, communications to our board of directors or any other communications should be sent to the U.S. subsidiary address above.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING TO BE HELD ON MAY 2, 2023.
The proxy statement and annual report are available at http://investor.theravance.com/proxy.

PROPOSAL ONE: ELECTION OF DIRECTORS
General
Our board of directors may establish the authorized number of directors from time to time by resolution. Our board of directors is currently comprised of nine members, and from and after the Annual Meeting will be comprised of eight members, who are currently divided into three classes with staggered three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal. The classification of our board of directors may have the effect of delaying or preventing changes in our control or management. If Proposal Six is approved by shareholders at the Annual Meeting, our board of directors will be declassified on a phased-in basis: the Class III directors elected at this year’s Annual Meeting would be elected for a three-year term, and the Class I and Class II directors would complete the remainder of their current terms. Upon expiration of their terms, the Class I directors elected at our annual general meeting in 2024 would be elected for a two-year term, and the class II directors elected at our annual general meeting in 2025 would be elected for a one-year term. Commencing with the election of directors at our annual general meeting in 2026 and at each annual general meeting thereafter, our board of directors would no longer be classified and all directors would be elected to serve one-year terms. See Proposal Six for further information.
Our Amended and Restated Memorandum and Articles of Association authorize only our board of directors to fill vacancies on our board of directors created by death or resignation of a director. Any director appointed by our board of directors shall hold office for the remaining term of the class of director to which he or she is appointed and shall then be eligible for re-election. Any additional directorships resulting from an increase in the authorized number of directors would be distributed among the three classes while our board of directors remains classified so that, as nearly as possible, each class would consist of one-third of the authorized number of directors. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.
Nominees
Two Class III directors have been nominated for election at the Annual Meeting, each for a three-year term expiring in 2026. Upon the recommendation of our nominating/corporate governance committee, our board of directors has nominated Dean J. Mitchell and Deepika R. Pakianathan, each a current Class III director, for election as Class III directors. The term of office of each person elected as director will continue until such director’s term expires in 2026 and until such director’s successor has been duly elected and qualified or until his or her earlier death, resignation or removal.
Information Regarding the Nominees and Other Directors
The following is a brief biography of each nominee nominated for election at the Annual Meeting, each director who will continue as a director after the Annual Meeting and one director who is not standing for reelection. Also listed below are the nominees’ and directors’ respective ages as of March [  ], 2023. We have determined that each of these director nominees possesses the requisite communication skills, personal integrity, business judgment, ability to make independent analytical inquiries, and willingness to devote adequate time and effort necessary to serve as an effective member of the board of directors. Other specific experiences, qualifications, attributes or skills of nominees that contributed to our board’s conclusion that the nominees should serve as directors are noted below.
Nominees for Class III Directors
Name	Age	Principal Occupation and Business Experience
Dean J. Mitchell	67	Dean J. Mitchell has served as a director since June 2014. Mr. Mitchell has been on the board of directors ImmunoGen Inc. since 2012, Precigen, Inc. (formerly Intrexon Corporation) since 2009, Praxis Precision Medicines, Inc. since August 2020, and Kinnate Biopharma, Inc. since August 2020, all of which are public biopharmaceutical companies. He served as Executive Chairman of the board of directors of Covis Pharma

Name	Age	Principal Occupation and Business Experience
		Holdings, a specialty pharmaceutical company, from August 2013 until its sale in March 2020 and was Chairman of PaxVax Corporation from January 2016 until its sale in October 2018. Mr. Mitchell served as President and Chief Executive Officer of Lux Biosciences, Inc., a biotechnology company focusing on the treatment of ophthalmic diseases, from July 2010 to August 2013. Prior to Lux Biosciences, he served as President and Chief Executive Officer of both Alpharma, Inc., a publicly- traded specialty pharmaceutical company, from 2006 until its acquisition by King Pharmaceuticals, Inc. in 2008, and Guilford Pharmaceuticals, Inc., a publicly-traded pharmaceutical company focused in oncology and acute care, from 2004 until its acquisition by MGI Pharma Inc. in 2005. From 2001 to 2004 he served in various senior executive capacities in the worldwide medicines group of Bristol Myers Squibb Company, a pharmaceutical company. Prior to Bristol Myers Squibb Company, he spent 14 years at GlaxoSmithKline plc, in assignments of increasing responsibility spanning sales, marketing, general management, commercial strategy and clinical development and product strategy. Mr. Mitchell holds an M.B.A. from City University London and a B.Sc. in biology from Coventry University. We believe that Mr. Mitchell’s qualifications to serve as our director include his management experience in the pharmaceutical and biotherapeutics industries, in particular as it relates to later stage drug development and commercialization, his transactional experience, and his experience as a President, Chief Executive Officer and board member of multiple biotechnology companies.
Deepika R. Pakianathan	58	Deepika R. Pakianathan, Ph.D., has served as a director since July 2020. Since 2001, Dr. Pakianathan has served as a Managing Member at Delphi Ventures, a venture capital firm. She is also the Chief Executive Officer of Redd Pharmaceuticals, Inc., a privately held pharmaceuticals company, since September 2019. From 2007 to 2019, Dr. Pakianathan served on the board of directors of Alder Pharmaceuticals, Inc. and from 2004 to 2016, Dr. Pakianathan served on the board of directors of Alexza Pharmaceuticals, Inc. From 1998 to 2001, Dr. Pakianathan served as a Vice President in the healthcare group at JP Morgan Chase & Company. From 1993 to 1997, Dr. Pakianathan served as a postdoctoral scientist in the Immunology Department at Genentech Corporation. Dr. Pakianathan currently serves on the board of directors of publicly- listed companies Calithera Biosciences, Inc., Karyopharm Therapeutics, Inc. and Mereo Biopharma Group PLC. Dr. Pakianathan holds an M.S. and a Ph.D. from Wake Forest University, a B.Sc. from the University of Bombay, India and an M.Sc. from The Cancer Research Institute at the University of Bombay, India. We believe that Dr. Pakianathan’s qualifications to serve as our director include her experience as a biotech investor and portfolio manager, scientific experience, experience as board member of multiple biotechnology companies, broad transactional experience, knowledge of our industry and knowledge of financial and financing matters.

Incumbent Class I Directors Whose Term Expires in 2024
Name	Age	Principal Occupation and Business Experience
Eran Broshy	64	Eran Broshy has served as a director since June 2014. Mr. Broshy has been working since June 2009 with multiple private equity firms supporting their healthcare investment efforts and on the board of select portfolio companies, including with Nordic Capital (July 2016 — December 2021), Tailwind Capital (September 2015 — December 2021), Linden Capital Partners (2013 — 2015), CourtSquare Capital (March 2013 — August 2015), and Providence Equity Partners (June 2009 — December 2012). Mr. Broshy previously served for over a decade as the chief executive officer (until 2008) and chairman of the board of directors (until 2010) of inVentiv Health, Inc., a privately-held company (and from 1999 to August 2010 a Nasdaq listed company) that delivers a broad range of clinical and commercialization services to pharmaceutical and life sciences companies globally and is today Syneos. Prior to joining inVentiv (Syneos), Mr. Broshy was a management consultant with The Boston Consulting Group (BCG) for 15 years, including as the managing partner responsible for BCG’s healthcare practice across the Americas. He also served as president and chief executive officer of Coelacanth Corporation, a privately held biotechnology company. Mr. Broshy currently serves on the board of Certara, as chairman of Thirty Madison, a privately-held digital healthcare company, as a member of the Corporation of the Massachusetts Institute of Technology (“MIT”), as chairman of the American Friends of the Open University of Israel, and on the board of governors of the American Jewish Committee. Within the previous five years, Mr. Broshy has also served on the board of directors of Magellan Health, and as chairman of the board of Clario (previously ERT), a privately-held healthcare technology company. Mr. Broshy holds an M.B.A. from Harvard University, an M.S. in civil engineering from Stanford University, and a B.S. in civil engineering from the Massachusetts Institute of Technology. Mr. Broshy’ s demonstrated leadership and strategic experience across the healthcare industry in general, and the pharmaceutical technology and services industries in particular, and experience in healthcare investing and portfolio management, contributed to our board’s conclusion that he should serve as a director.
Laurie Smaldone Alsup	69	Laurie Smaldone Alsup, M.D. has served as a director since February 2018. Dr. Smaldone Alsup is Chief Medical and Chief Scientific Officer of NDA Group, a regulatory and product development consultancy firm, a position she has held since March 2019. Dr. Smaldone Alsup served as Chief Operating Officer and Chief Scientific Officer of NDA Group from March 2016 until March 2019. Dr. Smaldone Alsup served as President and Chief Scientific Officer of PharmApprove, LLC, a regulatory communications consultancy firm and division of Taft Communications, from August 2011 to March 2016. Dr. Smaldone Alsup served in clinical and regulatory roles of increasing responsibility and scope while at Bristol Myers Squibb, including Senior Vice President of Global Regulatory Science and Vice President of Corporate Strategy and Business Risk Management. In addition, she served as Chief Executive Officer of Phytomedics, Inc., an early-stage company focused on arthritis and inflammation. Dr. Smaldone Alsup is a member of the board of directors of BlackBerry Limited, a cybersecurity software and services

Name	Age	Principal Occupation and Business Experience
		company, a position she has held since June 2015, Arvinas, Inc., a biotechnology company, a position she has held since November 2019 and Kinnate Biopharma, Inc, a precision oncology company, a position she has held since August 2020 and Pardes Bioscience since 2022. Dr. Smaldone Alsup was a member of the board of directors of KaloBios Pharmaceuticals, Inc., a biotechnology company, from October 2013 to November 2015. Dr. Smaldone Alsup received a B.A. in biology from Fordham College and an M.D. at Yale University School of Medicine, where she completed her residency in Internal Medicine and fellowship in Medical Oncology. Dr. Smaldone Alsup’s extensive regulatory and clinical experience in the life sciences industry, senior management experience in several companies in our industry and demonstrated leadership in her field contributed to our board’s conclusion that she should serve as a director.
Burton G. Malkiel	90	Burton G. Malkiel, Ph.D., has served as a director since October 2013. Prior to our spin-off from Innoviva, Inc. (“Innoviva”) in June 2014 and since July 2007, Dr. Malkiel served as a director of Innoviva. Dr. Malkiel is the Chief Investment Officer and chair of the Investment Committee at Wealthfront, Inc., a private investment company, a position he has held since November 2012, and the Chemical Bank Chairman’s Professor of Economics, Emeritus, and Senior Economist at Princeton University, a position he has held since July 2011 following positions as a senior research economist and professor at Princeton University since 1988. Dr. Malkiel is the author of A Random Walk Down Wall Street and over 125 articles and is the author or co-author of nine other books. From 1981 to 1988 he was dean of the Yale University School of Management and also served as the William S. Beinecke Professor of Management Studies. He is a past appointee to the President’s Council of Economic Advisors. In addition, Dr. Malkiel currently serves on the board of directors of several private corporations and served on the board of directors of The Vanguard Group Ltd. until March 2015 and Genmab AS until June 2018. He also serves on several investment management boards including the Investment Committees for the American Philosophical Association and Alpha Shares, LLC. He is a past president of the American Finance Association and the International Atlantic Economic Association. He holds a B.A. and M.B.A. degree from Harvard University and a Ph.D. degree from Princeton University. Dr. Malkiel’s demonstrated leadership in his field, his knowledge of financial markets, finance and financing matters, his ability to serve as a financial expert on our audit committee and experience with investments and investment management contributed to our board’s conclusion that he should serve as a director.
Nominees for Class II Directors for a Term Expiring in 2025
Name	Age	Principal Occupation and Business Experience
Rick E Winningham	63	Rick E Winningham has served as Chairman of the board of directors since July 2013. He has served as our Chief Executive Officer since our spin-off from Innoviva in June 2014. From October 2001 to August 2014, Mr. Winningham served as Chief Executive Officer of Innoviva, where he also served as Chairman of the board of directors from April 2010 to October 2014. From 1997 to 2001 he served as President, Bristol Myers Squibb Oncology/ Immunology/Oncology Therapeutics Network (OTN) and also as President of Global Marketing from 2000 to 2001. In addition to operating responsibility for U.S. Oncology/Immunology/OTN at

Name	Age	Principal Occupation and Business Experience
		Bristol Myers Squibb (BMS), Mr. Winningham also had full responsibility for Global Marketing in the Cardiovascular, Infectious Disease, Immunology, Oncology/ Metabolics and GU/GI/Neuroscience therapeutic areas. Over a fifteen-year period beginning in 1986 with BMS and its predecessor, Bristol Myers, Mr. Winningham held various U.S. and global management positions. Mr. Winningham is a member of Biotechnology Industry Organization’s board of directors and serves on the Health Section Governing Board Standing Committee on Reimbursement. Mr. Winningham served as a Director on the board of directors of the California Healthcare Institute (“CHI”) from November 2011 to March 2015. He was elected Chairman of CHI in January 2014, a position he held until CHI merged with Baybio to become the California Life Sciences Association (“CLSA”) in March 2015. Mr. Winningham is on the board of CLSA, and served as its chairman from March 2015 to November 2015. He is a member of the board of directors of Jazz Pharmaceuticals plc. a public biopharmaceutical company, and served as a member of the board of directors of Retrotope, Inc., a private biopharmaceutical company, from February 2021 until January 2022 and OncoMed Pharmaceuticals, Inc. from June 2015 until April 2019. Mr. Winningham holds an M.B.A. from Texas Christian University and a B.S. degree from Southern Illinois University. We believe that it is appropriate and desirable for our Chief Executive Officer to serve on our board of directors. Mr. Winningham’s demonstrated leadership in his field, his prior senior management experience in our industry and his experience as our Chief Executive Officer contributed to our board’s conclusion that he should serve as a director.
Donal O’Connor	72	Donal O’Connor has served as a director since October 2015. Mr. O’Connor is the Chairman of Galco Steel Limited and Huttonread Unlimited Company, having been appointed to their boards in September 2010 and March 2011, respectively, and has been a nonexecutive Director of Perrigo Company plc since November 2014. He was a non-executive director of Malin Corporation plc from July 2017 (appointed chairman in January 2018) until July 2018. He was a non-executive Director of Elan Corporation, plc, from May 2008 until it was acquired by Perrigo in December 2013. He was a non-executive Director and senior independent director of Readymix plc from December 2008 until May 2012. He was appointed by the Irish Government as Chairman of Anglo-Irish Bank from December 2008 until June 2010. He was the Irish High Court appointed Administrator of Icarom plc from 1995 until February 2013. Mr. O’Connor was a member of the Board of the Irish Auditing and Accountancy Supervisory Authority from its inception as an Interim Board in 2001 until 2009. He was a member of PricewaterhouseCoopers’ (“PwC”) Global Board from 2003 until 2008 and is a former Chairman of the PwC Eurofirms Board. Mr. O’Connor originally joined PwC in 1972 and was appointed partner in 1983. He was later appointed partner in charge of the PwC Financial Services practice in 1988 and leader of the Audit Practice in 1992. He was elected Senior Partner in 1994 and was re-elected in 1998 and 2003. He served as Senior Partner of PwC Ireland for over twelve years until 2007. Mr. O’Connor obtained a Bachelor of Commerce degree from University College Dublin and is a Fellow of the Institute of Chartered Accountants in Ireland. Mr. O’Connor’s senior management experience and demonstrated leadership in his field, his experience as a director of numerous

Name	Age	Principal Occupation and Business Experience
		companies, including Irish entities, and his knowledge of financial and financing matters contributed to our board’s conclusion that he should serve as a director.
Susannah Gray	62	Susannah Gray served as the Executive Vice President and Chief Financial Officer of Royalty Pharma from January 2005 to December 2018. She was promoted to Executive Vice President of Finance and Strategy in December 2018 and retired from Royalty Pharma in September 2019. Prior to Royalty Pharma, Ms. Gray served as a managing director and senior analyst covering the healthcare sector in CIBC World Markets’ high yield group from 2002 to 2004, and also previously served in similar roles at Merrill Lynch and Chase Securities (predecessor of J.P. Morgan Securities). She has served on the Boards of Directors of Maravai LifeSciences from November 2020 to the present, 4D Molecular Therapeutics from July 2020 to the present and Morphic Therapeutic from April 2021 to the present. Previously, Ms. Gray served on the Board of Directors of Apria, Inc. from May 2021 until its sale to Owens & Minor in March 2022. Ms. Gray received a BA in social studies, with honors, from Wesleyan University and an MBA from Columbia University. Ms. Gray’s senior management experience and demonstrated leadership in her field, her experience as a director of numerous companies, her experience as a Chief Financial Officer, her knowledge of financial and financing matters, her extensive transactional, operational, and value creation expertise within the healthcare and biopharmaceutical industry and experience with biotech investments and markets contributed to our board’s conclusion that she should serve as a director.
There are no family relationships among any of our directors or executive officers. See “Corporate Governance” below for additional information regarding our board of directors.
Resolution to be Voted Upon
An ordinary resolution, being a majority of the votes duly cast at the Annual Meeting, is required for the election of each director. Abstentions and broker non-votes will not affect the outcome of Proposal One, other than counting towards the quorum of the meeting.
The full text of the resolutions to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that Dean J. Mitchell be appointed as a director of the Company, to hold office as a Class III Director for a three-year term in accordance with the Amended and Restated Memorandum and Articles of Association of the Company.”
“RESOLVED, as an ordinary resolution, that Deepika R. Pakianthan be appointed as a director of the Company, to hold office as a Class III Director for a three-year term in accordance with the amended and Restated Memorandum and Articles of Association of the Company.”
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE CLASS III NOMINEES NAMED ABOVE.

PROPOSAL TWO:
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed the firm of Ernst & Young LLP, independent registered public accounting firm, to audit our financial statements for the year ending December 31, 2023. Notwithstanding its selection and even if our shareholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of Theravance Biopharma and its shareholders. At the Annual Meeting, the shareholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023. Our audit committee is submitting the selection of Ernst & Young LLP to our shareholders because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from shareholders. If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the audit committee would reconsider the appointment.
Principal Accounting Fees and Services
The following table sets forth all fees for invoices received or accrued by us for professional audit services and other services rendered by Ernst & Young LLP during the years ended December 31, 2022 and 2021.
	Year Ended December 31
	2022	2021
	(in thousands)
Audit Fees(1)	$2,218	$1,711
Audit-Related Fees	—	—
Tax Fees(2)	1,116	956
All Other Fees(3)	—	2
Total Fees .	$3,334	$2,669

(1)
For the years ended December 31, 2021 and 2022, this category represents fees for professional services provided in connection with the audit of our financial statements, review of our quarterly financial statements, and audit services provided in connection with other regulatory filings for which only the independent registered public accounting firm can reasonably be expected to provide.

(2)
For the years ended December 31, 2021 and 2022, this category represents fees related to tax consulting and planning services.

(3)
For the year ended December 31, 2021, this category represents subscription fees for online research tools.

Pre-Approval of Audit and Non-Audit Services
Consistent with requirements of the Exchange Act, applicable SEC rules and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee (or the chair if such approval is needed on a time urgent basis) pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. All services rendered by Ernst & Young LLP for the years ended December 31, 2021 and 2022 were pre-approved by our audit committee.

Resolution to be Voted Upon
An ordinary resolution, being a majority of the votes duly cast at the Annual Meeting, is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. Abstentions and broker non-votes, if any, will not affect the outcome of Proposal Two, other than counting towards the quorum of the meeting.
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023 be confirmed, ratified and approved in all respects.”
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL THREE:
ADVISORY VOTE ON EXECUTIVE COMPENSATION
We are required by Section 14A of the Exchange Act to give shareholders the right to vote to approve, on an advisory basis, the compensation of our named executive officers. This is commonly referred to as a “Say On Pay” proposal.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. As described further in the “Executive Compensation” section of this proxy statement, beginning on page 44, including the “Compensation Discussion and Analysis” and the related tables and narrative, the primary goals of our compensation programs are to fairly compensate employees, attract and retain highly qualified employees, motivate the performance of our employees towards key corporate goals, reward the achievement of such goals, and align our employees’ long-term interests with those of our shareholders. We believe our compensation programs link potential significant compensatory rewards to achievement of corporate operating goals designed to increase shareholder value and align our executives’ interest with those of shareholders through equity incentive compensation which vests over time and gives our executives direct proprietary interest in our operations and future success.
We made substantial progress during 2022 as a smaller, more focused company following our Restructuring, including, as described further in the “Compensation Discussion and Analysis” beginning on page 44, executing the board of directors’ vision for long-term and short-term value creation and the development of medicines that make a difference in the lives of patients by:
•
achieving all-time high net sales and profitability on an annual basis for YUPELRI;

•
selling our equity interests in TRC for approximately $1.1 billion while retaining future value through the right to receive contingent milestone payments and certain outer year-royalties;

•
retiring all of our outstanding debt, and completing $155.3 million of our total authorized up to $325 million capital return program by February 27, 2023;

•
securing funding for the majority of our new Phase 3 study for the use of ampreloxetine for patients suffering from Multiple System Atrophy and symptomatic neurogenic orthostatic hypotension; and

•
reducing our occupied leased office space by approximately 57% and resulting in an estimated cumulative cash savings of approximately $54.1 million over the life of our original lease terms.

In accordance with Section 14A of the Exchange Act, we are asking shareholders to vote on the following resolution:
“RESOLVED, as an ordinary resolution, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby approved.”
An ordinary resolution, being a majority of the votes duly cast at the Annual Meeting, is required for the non-binding advisory resolution regarding the compensation of our named executive officers. Abstentions and broker non-votes will not affect the outcome of Proposal Three, other than counting towards the quorum of the meeting.
This “Say On Pay” vote is advisory, and therefore not binding on our compensation committee or board of directors. Our board of directors and our compensation committee value the opinions of our shareholders, however, and will carefully review and consider the voting results when evaluating our executive compensation programs. We expect that our next shareholder vote on a “Say on Pay” Proposal will occur at our 2024 annual general meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND NARRATIVE DISCUSSION.

PROPOSAL FOUR:
ADVISORY VOTE ON FREQUENCY OF SHAREHOLDER VOTES
ON EXECUTIVE COMPENSATION
Every six years, we are required by Section 14A of the Exchange Act to provide our shareholders the opportunity to vote on whether the Company should conduct an advisory vote on compensation of our named executive officers (commonly referred to as a “Say On Pay” proposal and which is the subject of Proposal Three this year) every one, two or three years. This Proposal Four provides our shareholders with the opportunity to cast an advisory vote indicating their preference on how often we should include a Say On Pay proposal in our proxy materials for future shareholder meetings. By voting on this proposal, shareholders may indicate their preference for us to conduct the Say On Pay vote every three years, every two years or every year or shareholders may abstain from voting.
After careful consideration, our board of directors recommends that future advisory votes on named executive officer compensation be conducted every year.
Shareholders who have concerns about executive compensation during the intervals between Say On Pay votes may provide input at any time to the board of directors, as described below under “Shareholder Communications with the Board of Directors.”
This vote is advisory, and therefore not binding on our board of directors or compensation committee. Notwithstanding the board of directors’ recommendation and the outcome of the shareholder vote on this Proposal Four, the board of directors may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs. Our decision as to how frequently it will conduct Say On Pay votes will be disclosed via Form 8-K as required by the SEC.
In accordance with Section 14A of the Exchange Act, we are asking shareholders to vote on the following resolution:
“RESOLVED, as an ordinary resolution, that the frequency of one year for advisory votes on the compensation of Company’s named executive officers is hereby approved.”
The frequency alternative that receives a plurality of the total votes cast on Proposal Four will be considered approved as the frequency alternative preferred by shareholders. Abstentions and broker non-votes will not affect the outcome of Proposal Four, other than counting towards the quorum of the meeting.
We expect that our next shareholder vote on the frequency of future non-binding advisory votes on named executive officer compensation will occur at our 2029 annual general meeting.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE OF “1 YEAR” ON THE FREQUENCY OF FUTURE SHAREHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL FIVE:
APPROVAL OF OUR AMENDED AND RESTATED
2013 EQUITY INCENTIVE PLAN
The Background of the Amended and Restated 2013 Equity Incentive Plan
We are asking shareholders to approve an amendment and restatement of our 2013 Equity Incentive Plan (as amended and restated, the “Amended Plan”). On the recommendation of our compensation committee, our board of directors has approved the Amended Plan, subject to shareholder approval at the Annual Meeting.
The Theravance Biopharma, Inc. 2013 Equity Incentive Plan (the “Existing Plan”) was originally adopted by our board of directors on October 22, 2013 and has a ten year term which expires on October 22, 2023. In order to allow us to continue to grant equity awards to eligible employees and other service providers under this plan, we are proposing to amend and restate the Existing Plan. Our compensation committee carefully considered the Amended Plan and determined that it is necessary to continue to attract, retain and motivate our employees and other service providers. Equity-based compensation is a critical component of our ability to both attract and retain talent in our competitive biopharmaceutical sector. Improving retention and bolstering employee incentives to build shareholder value is particularly critical now, given the short- and long-term business priorities at stake. As we continue to position ourselves for value creation, the Amended Plan will allow us to offer our employees meaningful equity awards that will motivate them to expend maximum effort to improve our business results by providing them an opportunity to acquire or increase a direct proprietary interest in our operations and future success. If our shareholders do not approve this Amended Plan, we believe that it will be difficult for us to continue to use equity as a meaningful part of our compensation program in future years, which will put us at a significant disadvantage relative to our competitors and compromise our ability to enhance long-term shareholder value.
Our board of directors believes that our future success depends in large part on our ability to maintain a competitive compensation program to continue attracting, retaining and incentivizing key employees. Our board of directors also determined that the Amended Plan will provide our compensation committee with appropriate flexibility to structure a compensation program aimed at driving shareholder value without unreasonably diluting shareholders. Our executive compensation program is also aligned with the achievement of our strategic plan, including (1) continued focus on strong financial performance following the TRELEGY Royalty Transaction in July 2022 to achieve our expectation of generating non-GAAP profit1 in the second half of 2023 by building upon record sales of YUPELRI in the fourth quarter of 2022 and by continuing to allocate capital prudently, focusing on ampreloxetine and YUPELRI and a disciplined approach to costs; and (2) the continuation of our planned up to $325 million capital return to shareholders. In 2022 and 2023, we have been and remain focused on growing YUPELRI sales and executing on our clinical trials, which were reflected in performance conditions tied to performance-based restricted share units granted to our named executive officers primarily responsible for driving success of each program. We are also committed to directly providing value to shareholders through share price performance and accretive capital return, which is reflected in the use of options for a portion of our 2022 chief executive officer equity inventive compensation package and stock price performance conditions tied to half of our chief executive officer’s 2023 equity award grants. The $155 million of share repurchases we completed as of February 27, 2023 under our capital return program has partially offset dilution from prior equity grants under our Existing Plan. We plan to complete the remaining $170 million of repurchases under our capital return program by the end of 2023, which is expected to further offset dilution from future grants under our Amended Plan, if approved by shareholders.
In carefully reviewing the Amended Plan, our compensation committee revised key features of the Existing Plan to better align our equity compensation program with current best practices, including to, among other things:
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Extend the term of the plan by an additional ten years;

1
Non-GAAP profit is expected to consist of GAAP income before taxes less share-based compensation expense and non-cash interest expense.

•
Eliminate the “evergreen” feature, which provided for automatic annual increases in the number of shares available for issuance under the plan;

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Reduce the number of shares reserved for issuance by 3,808,287 shares, or a 46% reduction in shares available for future awards;

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Eliminate our ability to reprice options and share appreciation rights (“SARs”) without first obtaining shareholder approval; and

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Remove certain provisions no longer necessary since the repeal of the exemption from the annual deduction limitation imposed by Section 162(m) of the Internal Revenue Code for performance-based compensation, including annual limits on the amount of awards that could be granted to any participant in a fiscal year.

We analyzed various factors to determine the number of shares to request under the Amended Plan, including peer burn rate and dilution practices. We believe that the proposed reduction of the available share reserve under the Amended Plan highlights our commitment to manage our equity use responsibly.
If the Amended Plan is approved, potential total dilution from existing outstanding equity awards plus shares available for future awards amounts to 17.0% of fully-diluted shares outstanding (based on 63,225,611 shares outstanding as of March 6, 2023), which is a 19% reduction from the total potential dilution under the Existing Plan and below the median of our compensation peer group.
The 4.5 million shares that will be available for future awards under the Amended Plan is estimated to last for two years (i.e., until our 2025 annual shareholder meeting), based on our current plans and operating assumptions, which represents an equity compensation spending rate that is in line with our peers and reasonable for our industry. However, while this estimate is based on our current plans and operating assumptions, there can be no guarantee that future events, including changes in future business conditions and our share price, will not require us to grant equity awards at a different pace than currently expected. Based on the last reported sales price of our ordinary shares as reported on Nasdaq on March 6, 2023, which was $10.15 per share, the maximum aggregate market value of the shares available for issuance under the Amended Plan is $45,675,000.
The following table includes information about shares available for future awards and potential dilution under the Existing Plan and Amended Plan as of March 6, 2023:
	Existing Plan	Amended Plan	Reduction
Total Shares Reserved for Issuance (from inception)	29,840,416	26,032,129	13%
Shares Issued under the Existing Plan (inception through March 6, 2023	21,532,129	21,532,129	—
Outstanding Options(1)	2,491,792	2,491,792	—
Outstanding Restricted Shares/Restricted Share Units	5,602,143	5,602,143	—
Total Outstanding Awards (Shares)	8,093,935	8,093,935	—
Total Shares Available for Future Awards Under the 2013 Equity Incentive Plan After March 6, 2023	8,308,287	4,500,000	46%
Total Shares Available for Future Awards Under the 2014 New Employee Equity Incentive Plan After March 6, 2023	345,861	345,861	—
Total Potential Dilution (Outstanding + Available)	16,748,083	12,939,796	23%
Total Potential Dilution (% Fully-Diluted)	20.9%	17.0%	19%
Ordinary Shares Outstanding	63,225,611	63,225,611	—
Fully-Diluted Ordinary Shares Outstanding	79,973,694	76,165,407	5%

(1)
As of March 6, 2023 these outstanding options had a weighted average exercise price of $19.36, and the weighted average remaining contractual life of such options was 5.16 years.

For information about the number of our ordinary shares available for future issuance under all of our equity compensation plans, please see “Equity Compensation Plan Information” below.
Purpose of the Amended Plan
We use equity compensation to attract, retain and motivate employees, in particular our key employees, and non-employee directors, to create a direct alignment with shareholder interests through share ownership and to conserve our cash resources. For these reasons we believe approval of the Amended Plan is essential to our long-term success.
Reasons for the Amended Plan Proposal
Shareholder approval of the Amended Plan is necessary in order for us to (1) meet the shareholder approval requirements of Nasdaq and (2) grant incentive stock options (“ISOs”).
Consequences if the Amended Plan is Not Approved
If the Amended Plan is not approved by our shareholders, the Existing Plan will terminate as of October 22, 2023, the tenth anniversary of the date our board of directors originally adopted the plan, and we will not be able to grant equity awards under the Existing Plan after that date. We believe our ability to recruit, retain and incentivize top talent will be adversely affected if the Amended Plan is not approved. While we will be able to use our 2014 New Employee Equity Incentive Plan to grant equity awards to newly hired employees, the Amended Plan is the only plan that allows us to grant equity awards to our current employees and other service providers after the Existing Plan expires. If we are not able to grant equity awards under the Amended Plan, we may be forced to increase the cash component of our compensation programs, which we believe will adversely impact our business and will prevent us from maintaining our competitive annual equity grant practices to key employees in future years.
Material Terms of the Amended Plan
The material terms of the Amended Plan are summarized below. This summary, however, is not intended to be a complete description of the Amended Plan and is qualified in its entirety by reference to the complete text of the Amended Plan, which is attached to this proxy statement as Appendix A. To the extent there is a conflict between the terms of this summary and the Amended Plan, the terms of the Amended Plan will control.
Types of Awards.   The Amended Plan provides for the grant of options to purchase ordinary shares (including both incentive stock options described in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and options not described in Sections 422 or 423 of the Code), restricted share awards, share unit awards and SARs (collectively, “share awards”), as well as performance cash awards.
Eligibility.   Employees (including officers), non-employee directors and consultants who render services to us or our affiliates (whether now existing or subsequently established) are eligible to receive awards under the Amended Plan. As of March 6, 2023, approximately 119 persons (including 5 executive officers and 8 directors) were eligible to participate in the Amended Plan.
Administration.   The compensation committee of our board of directors, which is comprised of two or more independent members of our board of directors, administers the Amended Plan. The committee has the complete discretion to make all decisions relating to the Amended Plan and outstanding awards, including modifications of outstanding awards. The equity awards committee of our board of directors also has the authority to make and modify option and other equity award grants to employees who are employed at or below the vice president level.
Share Reserve.   As of March 6, 2023, we have reserved 26,032,129 ordinary shares for issuance under the Amended Plan. This represents a reduction in the shares reserved for issuance under the Existing Plan of 3,808,287 ordinary shares. The number of ordinary shares that may be issued pursuant to incentive stock options granted under the Amended Plan shall not exceed 4,500,000. In general, to the extent that awards under the Amended Plan are forfeited, terminate or are settled in cash for any reason without the issuance of ordinary shares, those shares will again become available for issuance under the Amended Plan, as will restricted shares and ordinary shares issued upon the exercise of options that are repurchased by us. In addition, the number of ordinary shares that we may issue under the Amended Plan will not be reduced by the number of ordinary shares subject to any awards we grant in substitution or assumption of any outstanding awards that were previously issued by a corporation acquired by us, provided that ordinary shares subject to any award that is assumed or substituted by us will not again become available for grant to the extent the assumed or substituted award is later forfeited, expired or settled in cash. Further, to the extent permitted by the applicable Nasdaq rules, if we acquire or combine with a company that has shares available under one or more pre-existing plans, then those shares will generally be available for awards under the Amended Plan, provided that the awards are made in compliance with the terms of the applicable pre- existing plan and those awards are only made to those individuals who were not employed by or providing service to us immediately prior to the acquisition or combination.
No Repricings.   Other than in connection with certain corporate transactions, including stock splits, stock dividends, mergers, spin-offs and certain other similar transactions, unless shareholder approval is obtained, under the Amended Plan the plan administrator may not reduce the exercise price of any outstanding option or SAR after the date of grant, cancel any previously granted option or SAR in exchange for cash or another award if the exercise price of such option or SAR exceeds the fair market value of an ordinary share on the date of such cancellation or take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of Nasdaq.
Options and Share Appreciation Rights.   The per share exercise price of options granted under the Amended Plan may not be less than 100% of the fair market value of an ordinary share on the date the option is granted. The exercise price of options granted under the Amended Plan may be paid in cash or, with the administrator’s consent:
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with ordinary shares that the optionee already owns;

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by an immediate sale of the option shares through a broker approved by us;

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by a margin loan;

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by a net exercise procedure;

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with a full-recourse promissory note, if permitted by applicable law; or

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by any other form consistent with applicable laws, regulations and rules.

An optionee who exercises a SAR receives the increase in value of an ordinary share over the exercise price. The exercise price for SARs may not be less than 100% of the fair market value of an ordinary share on the date the SAR is granted. SARs may be granted in tandem with, or independent of, option grants under the Amended Plan. Amounts paid with respect SARs may be made in cash, in ordinary shares, or any combination thereof.
Options and SARs vest as determined by the administrator at the time of grant. Options and SARs expire at the time determined by the administrator, up to a maximum of ten years. They generally expire earlier if the participant’s service terminates prior to the expiration of the original term.
No non-employee director may receive options and SARs covering more than 228,571 ordinary shares (in the aggregate) in any fiscal year.
Restricted Shares and Share Units.   Restricted shares may be granted under the Amended Plan in consideration for (a) cash, (b) property, (c) past or future services rendered to us or our affiliates, (d) full- recourse promissory notes or (e) any other form of legal consideration approved by the administrator. Share units (also referred to as “RSUs”) may be granted under the Amended Plan for no consideration. In general, these awards will be subject to vesting. Vesting may be tied to length of service, attainment of performance goals, or a combination of both, as determined by the administrator. No non-employee director may receive restricted shares and share units covering more than 228,571 ordinary shares (in the aggregate) in any fiscal year. Settlement of vested RSUs may be made in cash, ordinary shares or any combination thereof. Pursuant to the Amended Plan, dividends and dividend equivalents on restricted shares and RSUs will be subject to the same vesting conditions as the underlying award.

Performance Cash Awards.   Performance cash awards may be granted under the Amended Plan based on the attainment of performance goals over a specified performance period.
Performance Goals.   The Amended Plan permits the issuance of performance cash awards, or awards of restricted shares or share units with performance-based vesting and provides the administrator the flexibility to determine the appropriate performance goals under each such award in order to properly motivate our workforce. These goals may include financial goals (e.g., revenue), development goals (e.g., clinical or regulatory milestones), and/or individual goals. The administrator may adjust performance goals or results under a performance goal in the event of changes in our business or other events or circumstances that render the original goals or results unsuitable.
Transferability of Awards.   Awards under the Amended Plan generally may not be transferred other than by beneficiary designation, a will or the laws of descent and distribution, unless approved by the administrator.
Changes in Capital Structure.   In the event there is a stock split, a dividend payable in ordinary shares, or a combination or consolidation of the outstanding ordinary shares (by reclassification or otherwise) into a lesser number of ordinary shares, adjustments will automatically be made to (a) the number and kind of shares reserved for issuance under the Amended Plan, including the limit on incentive stock options and the annual limitations on awards that may be granted to any non-employee director in a fiscal year, and (b) the number and kind of shares and exercise prices, if applicable, of all outstanding share awards. In the event of an extraordinary dividend, a recapitalization, a spin-off or similar occurrence, the administrator shall, in its sole discretion, make one or more of the foregoing adjustments as it deems appropriate.
Corporate Transactions.   In the event that we are a party to a merger, consolidation, or a change in control transaction, all outstanding share awards will be governed by the terms of the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which we are a party, in a manner determined by the administrator). Such treatment may include any of the following actions with respect to each outstanding share award:
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the continuation, assumption, or substitution of a share award by the surviving entity or its parent;

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full acceleration of the vesting of a share award followed by its termination prior to the closing of the transaction after an opportunity to exercise, if applicable, the share award;

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the cancellation of a share award in exchange for a payment equal to the excess, if any, of (a) the value that the holder of an ordinary share receives in the transaction over (b) if applicable, the exercise price otherwise payable in connection with the share award; provided that such payment may be subject to the participant’s continued service on a basis no less favorable than the schedule under which the share award would have originally vested; or

•
the assignment of any reacquisition or repurchase rights held by us in respect of an award of restricted shares to the surviving entity or its parent (with proportionate adjustments made to the price per share to be paid upon exercise of such rights).

Unless the administrator provides otherwise in an award agreement, in the event of a change in control, each outstanding share award under the Amended Plan will, immediately prior to the effective date of the change in control, become fully vested and exercisable for all of the ordinary shares at the time subject to such share award. However, an outstanding share award will not accelerate vesting if, and to the extent such share award is, in connection with the change in control, either assumed by the successor corporation (or parent) or replaced with a comparable award from the successor corporation (or its parent). The administrator also has the discretion to accelerate the vesting of outstanding share awards whether or not upon a change in control, which acceleration may or may not be conditioned upon the subsequent termination of the participant’s service within a specified period following the transaction.
For this purpose, a change in control transaction includes:
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any merger or consolidation of us where persons who were not our shareholders prior to such merger or consolidation own 50% or more of the total voting power of the surviving entity or its parent;

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the sale, transfer or other disposition of all or substantially all of our assets;

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a change in the composition of our board of directors as a result of which fewer than 50% of the incumbent directors either were directors on the date twelve months prior to the change in control (the “Original Directors”) or were appointed or nominated for election to the board of directors by a majority of the Original Directors or directors whose appointment or nomination was approved by at least 50% of the Original Directors; or

•
any person acquiring beneficial ownership of at least 50% of our total voting power.

Amendments or Termination.   Our board of directors may amend or terminate the Amended Plan at any time and for any reason and no awards will be made under the Amended Plan after it is terminated. If not terminated earlier by our board of directors, the Amended Plan will automatically terminate on the 10th anniversary of the date our board of directors approved the Amended Plan. If our board of directors amends the plan, it does not need to ask for shareholder approval of the amendment unless applicable law so requires.
Certain Federal Income Tax Aspects of Awards Granted Under the Amended Plan
This is a general summary of the federal income tax aspects of awards that may be made under the Amended Plan based on existing U.S. federal income tax laws. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. The tax consequences of awards granted under the Amended Plan depend upon the type of award.
Incentive Stock Options.   No taxable income is recognized by an optionee upon the grant or vesting of an ISO, and no taxable income is recognized at the time an ISO is exercised unless the optionee is subject to the alternative minimum tax. The excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares is includable in alternative minimum taxable income.
If the optionee holds the purchased shares for more than one year after the date the ISO was exercised and more than two years after the ISO was granted (the “required ISO holding periods”), then the optionee will generally recognize long-term capital gain or loss upon disposition of such shares. The gain or loss will equal the difference between the amount realized upon the disposition of the shares and the exercise price paid for such shares. If the optionee disposes of the purchased shares before satisfying either of the required ISO holding periods, then the optionee will recognize ordinary income equal to the fair market value of the shares on the date the ISO was exercised over the exercise price paid for the shares (or, if less, the amount realized on a sale of such shares). Any additional gain will be a capital gain and will be treated as short-term or long-term capital gain depending on how long the shares were held by the optionee.
Nonstatutory Options.   No taxable income is recognized by an optionee upon the grant or vesting of a nonstatutory option (“NSO”). The optionee will generally recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. If the optionee is an employee or former employee, the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon resale of the purchased shares, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the optionee.
Restricted Shares.   A participant who receives an award of restricted shares generally does not recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income when the shares vest, subject to withholding if the participant is an employee or former employee. The amount of taxable income is equal to the fair market value of the shares on the vesting date(s) less the cash, if any, paid for the shares. Alternatively a participant may make a one-time election to recognize income at the time the participant receives restricted shares in an amount equal to the fair market value of the restricted shares (less any cash paid for the shares) on the date of the award by making an election under Section 83(b) of the Code.
Restricted Share Unit Awards.   In general, no taxable income results upon the grant of a restricted share unit (“RSU”). The recipient will generally recognize ordinary income, subject to withholding if the recipient is an employee or former employee, equal to the fair market value of the shares that are delivered to the recipient upon settlement of the RSU. Upon resale of the shares acquired pursuant to an RSU, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the recipient.
Share Appreciation Rights.   In general, no taxable income results upon the grant of a SAR. A participant will generally recognize ordinary income in the year of exercise equal to the value of the shares or other consideration received. In the case of a current or former employee, this amount is subject to withholding.
Section 409A and Section 457A.   The foregoing description assumes that Section 409A of the Code does not apply to an award. In general, options and SARs are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or SAR was granted. RSUs are subject to Section 409A unless they are settled within two and one half months after the end of the later of (i) the end of our fiscal year in which vesting occurs or (ii) the end of the calendar year in which vesting occurs. Restricted share awards are not generally subject to Section 409A. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% U.S. federal tax in addition to the U.S. federal income tax at the participant’s usual marginal rate for ordinary income. Unless otherwise set forth in the applicable award agreement, it is intended that each award granted under the Amended Plan be exempt from Section 457A of the Code.
Tax Consequences to Us.   We will generally be entitled to an income tax deduction at the time and to the extent a participant recognizes ordinary income as a result of an award granted under the Amended Plan. However, Section 162(m) of the Code may limit the deductibility of certain awards granted under the Amended Plan.
New Plan Benefits
Because the Amended Plan is discretionary, benefits to be received by individual participants are not determinable. However, pursuant to our automatic director grant program (described in the section of this proxy statement titled “Corporate Governance — Director Compensation”), non-employee members of our board of directors receive equity awards in connection with their joining and re-election to our board of directors. The following table describes the awards that our current non-employee directors as a group will be granted on the date of our 2023 annual meeting, assuming each director up for election is re-elected to our board of directors, and highlights the fact that none of our named executive officers or other employees will receive any set benefits or awards conditioned upon shareholder approval of the Amended Plan:
Name	Dollar Value of Options(1)	Dollar Value of RSUs(1)
Named Executive Officers:
Rick E Winningham	—	—
Rhonda F. Farnum	—	—
Richard A. Graham	—	—
Andrew A. Hindman	—	—
Ann B. Brady	—	—
All current executive officers as a group (5 persons)	—	—
All current non-employee directors as a group (8 persons)	$875,000	$700,000
All current employees, including current officers who are not executive officers, as a group	—	—

(1)
Number of shares will not be determinable until the grant date. See “Director Compensation” below for more information.

Existing Plan Benefits
The following table sets forth information about share options granted under the Existing Plan since inception through March 6, 2023:
Name	Number of Shares Underlying Share Options Granted
Named Executive Officers
Rick E Winningham	915,000
Rhonda Farnum	150,000
Rick Graham	25,000
Andrew A. Hindman	260,000
Ann B. Brady	55,000
Non-Employee Director Nominees
Dean J. Mitchell	76,000
Deepa R. Pakinathan	51,000
All current executive officers as a group (5 persons)	1,119,500
All current non-employee directors as a group (8 persons)	517,166
All current employees, including current officers who are not executive officers, as a group	858,077
Vote Required for Approval
We are asking shareholders to vote on the following resolution:
“RESOLVED, as an ordinary resolution, that the amendment and restatement of the 2013 Equity Incentive Plan in the form of the Amended and Restated 2013 Equity Incentive Plan annexed to the proxy statement as Appendix A be confirmed, ratified and approved in all respects.”
An ordinary resolution, being a majority of the votes duly cast at the Annual Meeting, is required for approval of the Amended Plan. Abstentions and broker non-votes will not affect the outcome of Proposal Five, other than counting towards the quorum of the meeting. If this proposal is not approved, the Existing Plan will remain in effect until its expiration on October 22, 2023, after which time we will not be able to grant any further equity awards under the Existing Plan.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED
2013 EQUITY INCENTIVE PLAN.

PROPOSAL SIX:
DECLASSIFICATION OF OUR BOARD OF DIRECTORS
Background
Our Amended and Restated Memorandum and Articles of Association currently provides for a classified board of directors consisting of three classes of directors, with each class of directors serving staggered three-year terms. As a result, only one class of directors stands for election at each of our annual general meetings of shareholders, such that shareholders vote on and elect approximately one-third of the Board each year. At the Annual Meeting, we are asking shareholders to approve and adopt a proposal to amend and restate our Amended and Restated Memorandum and Articles of Association to declassify our board over time. If the amendment to declassify our board over time (the “Declassification Amendment”) is approved, the declassification of our board will be phased-in so that beginning with the class of directors standing for election at our annual general meeting in 2024, directors will be elected for shorter terms until our board of directors is fully declassified at our annual general meeting in 2026.
The approval of the Declassification Amendment by the shareholders would not shorten the terms for any previously elected directors. This means that, even if the Declassification Amendment is approved by the shareholders, directors who were elected prior to our annual general meeting in 2024 would continue to hold office until the end of the terms for which they were elected and until their successors are duly elected and qualified. Accordingly, directors previously elected at our annual general meeting in 2022 would continue to have a term that expires at our annual general meeting in 2025, and directors elected at the Annual Meeting would continue to have a term that expires at our annual general meeting in 2026. If the Declassification Amendment is approved by the shareholders, all directors will be elected on an annual basis beginning at our annual general meeting in 2026.
In February 2023, our board of directors determined that the proposed amendment and restatement of the Amended and Restated Memorandum and Articles of Association to declassify the board over time is advisable and in the best interests of us and our shareholders, and unanimously approved the Declassification Amendment, subject to shareholder approval at the Annual Meeting.
Reasons for the Declassification Amendment
We are committed to reviewing and adopting corporate governance practices that are in the best interests of both us and our shareholders and have evaluated our classified board structure on numerous occasions to ensure that it is consistent with the best interests of us and our shareholders. Our board of directors recognizes that a classified structure may offer several advantages, such as promoting board stability and continuity, providing a greater opportunity to protect the interests of shareholders in the event of an unsolicited takeover offer and reinforcing a commitment to long-term perspectives and maximizing value for all of our shareholders. Our board of directors also recognizes that many institutional investors believe that the election of directors is the primary means for shareholders to express their views on each director’s performance, influence corporate governance policies and hold our board of directors and management accountable for implementing these policies. Our board of directors considered the arguments in favor of and against continuation of the classified board structure and determined that it would be in the best interests of us and our shareholders, subject to shareholder approval, to declassify our board of directors over a phase-in period commencing at our annual general meeting in 2024.
Effect of the Declassification Amendment
If the Declassification Amendment is approved and adopted by our shareholders at the Annual Meeting, we will begin the phased transition to a declassified board structure beginning at our annual general meeting in 2024. In accordance with the proposed Declassification Amendment, the transition will be phased in as follows:
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If each of Mr. Mitchell and Dr. Pakianathan, the Class III directors, are elected pursuant to Proposal 1 at the 2023 Annual General Meeting, they will be elected to serve a three-year term expiring at our annual general meeting in 2026.

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Each of Messrs. Broshy and Malkiel and Dr. Smaldone Alsup would continue to serve as Class I directors for a term expiring at our annual general meeting in 2024. At our annual general meeting in 2024, each of these individuals and/or any other individual(s) nominated by our board of directors to serve as a director in such class would stand for election to serve a two-year term.

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Each of Messrs. Winningham and O’Connor and Ms. Gray would continue to serve as Class II directors for a term expiring at our annual general meeting in 2025. At our annual general meeting in 2025, each of these individuals and/or any other individual(s) nominated by our board of directors to serve as a director in such class would stand for election to serve a one-year term.

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Commencing with the election of directors at our annual general meeting in 2026 and at each annual general meeting thereafter, our board of directors shall no longer be classified, and all directors would be elected to serve one-year terms.

Until the election of directors at our annual general meeting in 2026, our board of directors will continue to be classified and any director elected to fill a newly created directorship or vacancy would serve for the remainder of the full term of the class of directors for which the newly created directorship was created or the vacancy occurred.
The Declassification Amendment is set forth in Appendix B, with deletions indicated by strikeouts and additions indicated by underlining. The foregoing description of the Declassification Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Declassification Amendment attached as Appendix B.
Effective Date of the Declassification Amendment
If shareholders approve and adopt the Declassification Amendment, it will become effective when the requisite vote for this Proposal Six is obtained at the Annual Meeting. As a matter of Cayman Islands law, the Declassification Amendment is not conditional, or effective, upon any government filings in the Cayman Islands.
Impact if the Declassification Amendment is not Adopted
If the Declassification Amendment is not approved and adopted by our shareholders, our Amended and Restated Memorandum and Articles of Association will not be amended as set forth above and our board of directors will continue to be classified with directors serving staggered terms.
Full Text of the Resolution
“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company currently in effect be amended and restated by their deletion in their entirety and the substitution in their place of the Amended and Restated Memorandum and Articles of Association in the form annexed to the proxy statement as Appendix B.”
Vote Required for Approval of Declassification Amendment
Approval of the Declassification Amendment requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds of the shares who, being present and entitled to vote at the meeting, vote at the meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the meeting.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION TO DECLASSIFY OUR BOARD OF DIRECTORS OVER TIME.

CORPORATE GOVERNANCE
Code of Business Conduct
Our board of directors has adopted a code of business conduct that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our code of business conduct is posted on the Investor Relations portion of our website at www.theravance.com. We intend to disclose future amendments to, or waiver of, our code of business conduct, at the same location on our website identified above.
Director Independence
Our ordinary shares are listed on The Nasdaq Global Market under the symbol “TBPH.” The listing rules of this stock exchange generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating/corporate governance committees be independent. Under Nasdaq’s rules, a director will only qualify as an “independent director” if that person is not an executive officer of the company and, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
Compensation committee members must also satisfy the independence criteria set forth under the Nasdaq rules. In order for a member of a listed company’s compensation committee to be considered independent for purposes of the Nasdaq rules, the listed company’s board of directors must consider all factors specifically relevant to determine whether a director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including but not limited to: (1) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (2) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.
Our board of directors has undertaken a review of the independence of each director. In making this determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence. Based on this review, our board of directors has determined that all of our directors other than Mr. Winningham are “independent” as that term is defined under the Nasdaq for purposes of serving on our board of directors and those committees of our board of directors upon which each such director sits. Additionally, William D. Young, who is not standing for reelection at the Annual Meeting, and Susan M. Molineaux, Ph.D., who did not stand for reelection at our 2022 annual general meeting, were each independent directors during 2022 and 2023, as the case may be, under the standards applicable to our continuing directors and our director nominees. The independent members of our board of directors hold, and will continue to hold, separate regularly scheduled executive session meetings at which only independent directors are present.
Lead Independent Director
Mr. Winningham serves as our chairman of the board of directors and our principal executive officer. Mr. Young has served, and Mr. Mitchell is expected to serve from and after the Annual Meeting, as our lead independent director. Our lead independent director provides a source of leadership for the board of directors that is complementary to that of Mr. Winningham as chairman of the board of directors and helps to ensure the effective independent functioning of the board of directors in its oversight responsibilities.

The lead independent director coordinates the activities of the other independent directors, including coordinating with the chairman to determine an appropriate schedule of board of directors and committee meetings, working with the chairman to schedule any special update meetings he or she may determine would benefit the board of directors, working with the chairman to jointly set and agree upon the agenda for meetings of the board of directors, coordinating with the chairman on the quality, quantity and timeliness of information submitted by management to independent directors, developing agendas for and serving as chairman of the executive sessions of the board of directors’ independent directors, calling any special meetings of the independent directors, serving as the principal liaison between the independent directors and the chairman, coordinating with the General Counsel and Secretary responses to questions and/or concerns from shareholders, employees, or other interested parties, and, in his or her dual role as lead independent director and chairman of the compensation committee, delivering the results of the chief executive officer’s performance evaluation. Our board believes that the combined role of chairman and chief executive officer, while balanced with our use of a lead independent director, facilitates centralized board leadership in one person, so there is no ambiguity about accountability. In addition, given the relatively small size of our company, our board of directors believes that Mr. Winningham’s leadership as both chairman and chief executive officer is appropriate. Our Board of Directors Guidelines on Significant Corporate Governance Issues (“Corporate Governance Guidelines”) are posted on the Investor Relations portion of our website at www.theravance.com.
Board Committees
Our board of directors has established an audit committee, a compensation committee and a nominating/corporate governance committee. Our board of directors and its committees set schedules for meetings throughout the year and can also hold special meetings and act by written resolutions from time to time, as appropriate. Our board of directors has delegated various responsibilities and authority to its committees as generally described below. The committees regularly report on their activities and actions to the full board of directors. Each member of each of our compensation, nominating/corporate governance and audit committees qualifies as an independent director in accordance with Nasdaq listing standards. Each committee of our board of directors has a written charter approved by our board of directors. Copies of each charter are posted on the Investor Relations portion of our website at www.theravance.com.
Audit Committee
The current members of our audit committee are Drs. Malkiel and Pakianathan and Messrs. Broshy and O’Connor, each of whom is a non-employee member of our board of directors and can read and understand fundamental financial statements. Dr. Malkiel has served as a member of the committee since October 2013, Mr. Broshy has served since April 2015, Mr. O’Connor has served since October 2015, and Dr. Pakianathan has served since July 2020. Drs. Malkiel and Pakianathan and Messrs. Broshy and O’Connor are each independent under the rules and regulations of the SEC and the listing standards of the Nasdaq applicable to audit committee members. Dr. Malkiel serves as chair of the audit committee. Our board of directors has determined that Dr. Malkiel qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq. During the year ended December 31, 2022, our audit committee held seven meetings.
The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for periodically reviewing financial reporting processes and disclosure controls and processes based on consultation with the Company’s management and independent auditors and counsel and reviewing with management and the independent auditors the adequacy and effectiveness of the Company’s internal controls over financial reporting and the effectiveness of the Company’s disclosure controls and procedures. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards.
Compensation Committee
The current members of our compensation committee are Messrs. Young, Broshy and Mitchell, each of whom is independent under applicable requirements of Nasdaq. Mr. Young has served as a member of the committee since October 2013, Mr. Broshy has served as a member of the committee since October 2014, and Mr. Mitchell has served as a member of the committee since July 2020. Mr. Young serves, and Mr. Broshy is expected to serve from and after the Annual Meeting, as chair of the compensation committee. From and after the Annual Meeting, Ms. Gray is expected to join our compensation committee, and she is independent under applicable requirements of Nasdaq. The purpose of our compensation committee is to review and approve our overall compensation strategy and policies. Specifically, our compensation committee reviews and approves corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management; reviews and approves the compensation and other terms of employment of our principal executive officer and other executive officers; approves the individual bonus programs in effect for our principal executive officer, other executive officers and any key employees for each fiscal year; recommends to our board of directors the compensation of our directors; recommends to our board of directors the adoption or amendment of equity and cash incentive plans; grants options and other equity awards; and administers our equity incentive plans and similar programs. During the year ended December 31, 2022, our compensation committee held three meetings and acted by written consent two times.
Mr. Winningham, our principal executive officer, does not participate in the determination of his own compensation or the compensation of our directors. However, he makes recommendations to our compensation committee regarding the amount and form of the compensation of the other executive officers and any key employees, and he often participates in the committee’s deliberations about their compensation. Our General Counsel and our Chief Human Resources Officer also assisted our compensation committee in its executive officer, director and employee compensation deliberations in 2022. No other executive officers participate in the determination of the amount or form of the compensation of our executive officers or directors.
During the year ended December 31, 2022, our compensation committee engaged the services of Frederic W. Cook & Co. (“FW Cook”), a compensation consulting firm, to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compare to the compensation practices of other companies. FW Cook reports directly to the compensation committee. FW Cook does not provide any services to us other than the services provided to the compensation committee. The compensation committee has assessed the independence of FW Cook pursuant to SEC rules and Nasdaq listing standards and concluded that no conflict of interest exists that would prevent FW Cook from independently representing the committee.
Nominating/Corporate Governance Committee
The current members of our nominating/corporate governance committee are Drs. Malkiel, Pakianathan and Smaldone Alsup and Mr. Young, each of whom is a non-employee member of our board of directors and is independent under applicable requirements of Nasdaq. Dr. Pakianathan has served as chair of the nominating/corporate governance committee since July 2022. Dr. Malkiel and Mr. Young have served as members of the committee since October 2013 and Dr. Smaldone Alsup has served as a member of the committee since October 2019. The nominating/corporate governance committee oversees the nomination of directors, including, among other things, identifying, evaluating and making recommendations of nominees to our board of directors, and evaluates the performance of our board of directors and individual directors. Our nominating/corporate governance committee is also responsible for reviewing developments in corporate governance practices, including issues and developments relating to environmental, social and similar matters, evaluating the adequacy of our governance practices and making recommendations to our board of directors concerning corporate governance matters. During the year ended December 31, 2022, our nominating/corporate governance committee held three meetings.

Considerations in Evaluating Director Nominees
Our nominating/corporate governance committee’s criteria and process for evaluating and identifying the candidates that it selects, or recommends to the full board of directors for selection, as director nominees are as follows:
•
Our nominating/corporate governance committee evaluates the current composition and organization of the board of directors and its committees, determines future requirements and makes recommendations to the board of directors for approval.

•
Our nominating/corporate governance committee evaluates the performance of the board of directors and of individual directors and oversees the board of directors’ performance evaluation process, including conducting surveys of director observations, suggestions and preferences.

•
While our nominating/corporate governance committee has not established specific minimum qualifications for director candidates, in its evaluation of director candidates, including the members of the Board eligible for re-election, our nominating/corporate governance committee considers: (1) the current size and composition of the board of directors and the needs of the board of directors and its committees; (2) such factors as personal integrity, knowledge, complementary skills, expertise, diversity of experience, ability to take independent analytical inquiries, understanding of our business environment and willingness to devote adequate time and effort to serve as members of the board of directors; (3) relationships between directors and our customers and suppliers; and (4) such other factors as the committee may consider appropriate.

•
With regard to candidates who are properly recommended by shareholders or by other means, our nominating/corporate governance committee will review the qualifications of any such candidate, which review may, in our nominating/corporate governance committee’s discretion, include interviewing references, direct interviews with the candidate, or other actions our nominating/corporate governance committee deems necessary or proper for assessing a candidate.

•
Our nominating/corporate governance committee has the authority to retain and terminate any third-party search firm to identify director candidates and has the authority to approve the fees and retention terms of such search firm. The board of directors (which includes our Chief Executive Officer) has used and may in the future use the services of a third-party search firm to help identify, screen, conduct background investigations of, and interview potential director candidates.

•
After completing its review and evaluation of director candidates, our nominating/corporate governance committee selects, or recommends to the full board of directors for selection, the director nominees.

Shareholder Recommendations for Nominations to the Board of Directors
Our nominating/corporate governance committee reviews shareholder recommendations for candidates to our board of directors in accordance with our Corporate Governance Guidelines and our Shareholder Director Communications Policy & Procedures. The board of directors’ policy is to consider all bona fide director candidates recommended by shareholders. To recommend a candidate for election to the board of directors, a shareholder must notify the nominating/corporate governance committee by writing to the General Counsel or Secretary of Theravance Biopharma (Theravance Biopharma, Inc., c/o of its U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco, California 94080, Attention: General Counsel/Secretary) no later than the deadlines set forth in Theravance Biopharma’s proxy statement for the preceding annual general meeting. Such shareholder’s notice must include the following information to be considered: (i) to the extent reasonably available, information relating to such director candidate that would be required to be disclosed in a proxy statement pursuant to Regulation 14A under the Securities Exchange Act, in which such individual is a nominee for election to the board of directors, including the candidate’s name, age, detailed biographical data and qualifications for serving on our board of directors (including the candidate’s principal occupation or employment), information regarding any relationships between us and the candidate within the last three years and the number of our ordinary shares beneficially owned by the candidate; (ii) the director candidate’s written consent to (A) if selected, be named in Theravance Biopharma’s proxy statement and proxy and (B) if elected, to serve on the board of directors; (iii) a statement from the recommending shareholder in support of the candidate, including a statement regarding the candidate’s satisfaction of the board of directors’ membership criteria set forth in our Corporate Governance Guidelines; and (iv) any other information that such shareholder believes is relevant in considering the director candidate. The shareholder is also advised to provide evidence of the recommending person’s ownership of our shares and the shareholder’s name and address.
Board Diversity, Skills, Experience and Tenure
Our nominating/corporate governance committee and our board of directors are focused on ensuring that a wide range of backgrounds, attributes, viewpoints and experiences are represented on our board of directors. While we value diversity, our nominating/corporate governance committee does not have a formal written policy with regard to the consideration of diversity in identifying director nominees. However, as discussed above, diversity of experience is one of the numerous criteria our nominating/corporate governance committee reviews before recommending a candidate. Our nominating/corporate governance committee believes diversity of experience can come from personal characteristics such as race and gender as well as diversity in background, viewpoints and skills. Our nominating/corporate governance committee and our board of directors is committed to actively seeking highly qualified women and individuals from underrepresented groups to include in the pool from which new candidates are selected.
While our nominating/corporate governance committee is committed to continued focus on and expansion of our board’s diversity, we also believe our current board represents a diversity of expertise, talents, skills, backgrounds, and personal characteristics. Our board of directors also seeks members that have extensive leadership experience, but may seek other members with different backgrounds, based upon the contributions they can make to our company. Currently, our directors all have significant leadership experience and collectively bring expertise and experience in a number of areas, including, without limitation, finance and investment, clinical development, biopharma, life sciences and healthcare industry, corporate strategy, corporate transactions public company governance, regulatory, and commercialization of pharmaceutical products. The chart below summarizes certain notable attributes and experiences of our continuing directors and of each Class III director nominee, highlighting the mix of attributes and experiences of our board of directors. These attributes and experiences align with the needs of, and positions our board of directors to oversee execution of, our long-term business strategy.
This general summary is not intended to be an exhaustive list of each director’s contributions to the board, and biographical information about each continuing director and each nominee is included above in “Proposal One: Election of Directors — Information Regarding the Nominees and Other Directors.”
Expertise/Experience	Winningham	Alsup	Broshy	Gray	Malkiel	Mitchell	O’Connor	Pakianathan
BioPharma/Life Sciences	X	X	X	X	X	X	X	X
Corporate/Business Development/M&A	X	X	X	X	X	X	X	X
Clinical Development	X	X	X			X		X
Commercial	X		X			X
Finance and Accounting	X		X	X	X		X	X
International Business	X	X	X		X	X	X
Legal, Policy, Corporate Governance	X	X						X
Marketing	X		X			X
Product Strategy	X	X	X			X		X
Regulatory	X	X
Risk Management	X	X		X	X		X
Strategic Planning	X	X	X	X	X	X	X	X
Technology & Cybersecurity		X

Following the Annual Meeting, of the eight directors on our board, three will be women. One member of our board of directors is Asian, and one is a national of, and lives and works in, Ireland. Furthermore, our board members range in age from 58 to 90.
Board Diversity Matrix as of March 6, 2023
Total Number of Directors				9
	Female	Male	Non Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
In addition to regularly assessing the performance of our board of directors, the skills and experiences of the directors represented and any additional skills or experiences that we would benefit by having represented, or more strongly represented, on our board of directors, our nominating/corporate governance committee seeks to regularly bring new perspectives and voices onto our board of directors. Our nominating/corporate governance committee and our board actively seek to have a mix of both long-tenured directors with deep understanding of our company and our strategies for value creation and shorter-tenured directors with fresh perspectives. In addition, they work to balance the evolution of the board to both bring in new perspectives and enhance our boards collective skillset and ensure our board will continue to work together with respect, transparency and trust. Our nominating/corporate governance committee and our board believe achieving this balance is critical to fostering an environment of strong decision-making where our board can engage in healthy debate and dialogue and the unique skills and perspectives of each of our board members can be brought to bear for the company. Since 2018, three new members have joined our board of directors and five directors have stepped down from our board or declined to stand for re-election. Accordingly, following the Annual Meeting, three of eight board members will have joined our board of directors on or after January 1, 2018.
	Winningham	Alsup	Broshy	Gray	Malkiel	Mitchell	O’Connor	Pakianathan
Board Tenure (Years)	10	5	9	0	10	9	8	3
Year Joined	2013	2018	2014	2023	2013	2014	2015	2020
Compensation Committee Interlocks and Insider Participation
As noted above, the compensation committee of our board of directors is currently comprised of Messrs. Young, Broshy and Mitchell. None of the members of our compensation committee was at any time during the year ended December 31, 2022 (or at any other time) an officer or employee of Theravance Biopharma. None of our executive officers serve, or served during the year ended December 31, 2022, as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our board of directors or our compensation committee.
Meetings of the Board of Directors
The full board of directors met 16 times during the year ended December 31, 2022. During the year ended December 31, 2022, no director attended fewer than 75% of the aggregate of (i) the total number of meetings of the board of directors (held during the period they were a director) and (ii) the total number of meetings held by all committees of the board on which they served (held during the period they were a member).
It is our policy that directors are invited and encouraged to attend our annual general meetings, and all of our directors attended the 2022 Annual Meeting. We have scheduled our Annual Meeting on the same day as a regularly scheduled board of directors meeting in order to facilitate attendance by the members of our board of directors.
Board Oversight of Risk
One of the key functions of our board of directors is informed oversight of our risk management process. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure. Our executive officers are responsible for the day-to-day management of the material risks we face. While our board of directors is ultimately responsible for risk oversight, our board committees assist the board in fulfilling its oversight responsibilities in certain areas of risk. The audit committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and related procedures, legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management, including with respect to cybersecurity and information technology risks. The nominating and corporate governance committee assists our board in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance. The compensation committee assesses risks created by the incentives inherent in our compensation policies. Finally, the full board of directors reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities, and evaluates the risks inherent in significant transactions.
Environmental, Social and Governance Matters
We and our board of directors believe that long-term value for shareholders is supported by practices that follow a principled approach to environmental, social and governance (“ESG”) matters, including human capital management, workforce diversity, clinical trial safety and environmental stewardship. Our nominating/corporate governance committee is responsible for overseeing ESG matters at the board level and reviews ESG practices with management. We have implemented, and continue to implement practices designed to have a positive impact on patients, employees and the environment. We are proud that once-daily YUPELRI is dosed in recyclable single-use vials administered with any standard jet nebulizer. Single-use vials allow for one vial per day of hospital stay and may reduce COPD-related medication waste in the hospital setting compared to multi-dose devices such as metered-dose inhalers, soft-mist inhalers and dry-powder inhalers. When multi-dose devices are used for hospitalized patients, the majority of the medication may be wasted, and both the unused doses and the device are likely to be discarded when the patient is discharged from the hospital. As further described in our Annual Report on Form 10-K for the year ended December 31, 2022 filed on March 1, 2023, we consider our employee relations first-rate and strive to provide a culture of purpose, engagement, and learning. We expect all employees to observe the highest levels of business ethics while delivering the highest levels of performance and, because we believe it benefits the entire company for employees to raise any concerns so we may consider them carefully and address them appropriately, we seek to promote an environment that fosters honest communications about matters of conduct related to our business activities. As an equal-opportunity employer, we strive to build and maintain a culture of diversity, equity, and inclusion through both our business and human resources practices and policies. Our Diversity, Equity & Inclusion Council and Women’s Leadership Network are company-sponsored, employee-led groups that aim to improve attraction, retention, development, inclusion, and engagement of a diverse and global workforce. For the benefit of our employees, patients, and community, we strive to celebrate, encourage, and support similarities and differences to drive innovation.
Director Compensation
The following is a description of the standard compensation arrangements under which our non-employee directors are compensated for their service as directors, including as members of the various committees of our board of directors.

Cash Compensation
Effective as of our Annual Meeting and at the recommendation of our compensation committee, our board of directors revised the cash compensation portion of our non-employee director compensation program to align our non-employee director compensation with the median compensation paid by our peers. Following our Annual Meeting, the annual retainer paid to each of our non-employee directors for service under our non-employee director compensation program will be reduced from $55,000 to $50,000. The annual retainers for committee service, and to our committee chairpersons and our lead independent director will remain unchanged from those paid in 2022.
In 2022, each non-employee member of our board of directors received an annual retainer of $55,000 pursuant to our non-employee director compensation program. In addition, we paid the following fixed annual retainers to our non-employee directors for committee service and to our committee chairpersons and our lead independent director:
•
Lead Independent Director: $25,000

•
Audit committee chairperson: $20,000

•
Audit committee member (other than chairperson): $10,000

•
Compensation committee chairperson: $15,000

•
Compensation committee member (other than chairperson): $7,500

•
Nominating/corporate governance committee chairperson: $10,000

•
Nominating/corporate governance committee member (other than chairperson): $5,000

•
Science & Technology advisory committee chairperson: $10,000

•
Science & Technology advisory committee member (other than chairperson): $5,000

Pursuant to our non-employee director compensation program, we also paid our non-employee directors an additional fee of $1,500 for attending in-person board of directors meetings held outside the United States. All cash compensation to the non-employee members of our board of directors is paid quarterly in arrears.
The members of our board of directors are also eligible for reimbursement for their expenses incurred in attending board meetings in accordance with our non-employee director compensation program.
Equity Compensation
Each of our non-employee directors is also compensated with periodic automatic grants of equity awards under our non-employee director compensation program. These grants are non-discretionary, and only our non-employee directors are eligible to receive these automatic grants.
Automatic Equity Awards Prior to the Annual Meeting
Under our automatic grant program, each individual who first became a non-employee director was, on the date such individual joined our board of directors, automatically granted the following equity awards: (i) a grant of restricted share units (“RSUs”) covering ordinary shares with a grant date value of $100,000 and (ii) a nonstatutory share option grant covering 28,000 ordinary shares. The initial option grants would vest monthly over the director’s first two years of service, and the initial RSUs would vest in two equal annual installments over the director’s first two years of service. In addition, on the date of joining our board of directors, a new non-employee director also received the standard annual equity awards (if joining on the date of our annual general meeting) or pro-rated annual equity awards (if joining on any other date), as described below. The pro-ration was based upon the number of months of service the new board member provided during the 12-month period ending on the one-year anniversary of the most recent annual general meeting. The standard annual award would vest on the same dates as the automatic annual non-employee director grant described below.
At each annual general meeting (if applicable, upon each non-employee director’s re-election to our board of directors), each non-employee director was automatically granted the following equity awards:

(i) a grant of RSUs covering ordinary shares with a grant date value of $100,000 and (ii) a nonstatutory share option grant covering 28,000 ordinary shares. These RSUs would vest in full on the earlier of the one-year anniversary of the date of grant or the next annual general meeting, subject to continued service through such date. The share options would vest monthly over the earlier of one year of service or the next annual general meeting.
Automatic Equity Awards Effective as of the Annual Meeting
Effective as of the Annual Meeting and at the recommendation of our compensation committee, our board of directors revised the automatic equity awards granted to our non-employee directors to align our non-employee director compensation with the median amount paid by our peers.
Commencing as of the Annual Meeting, under our automatic grant program, each individual who first becomes a non-employee director will, on the date such individual joins our board of directors, automatically be granted the following equity awards: (i) a grant of restricted share units covering ordinary shares with a grant date value of $100,000 and (ii) a nonstatutory share option grant with a Black-Scholes grant date fair value of $125,000. The initial option grants will vest monthly over the director’s first two years of service, and the initial RSUs will vest in two equal annual installments over the director’s first two years of service. In addition, on the date of joining our board of directors, a new non-employee director will also receive the standard annual equity awards (if joining on the date of our annual general meeting) or pro-rated annual equity awards (if joining on any other date), as described below. The pro-ration will be based upon the number of months of service the new board member will provide during the 12-month period ending on the one-year anniversary of the most recent annual general meeting. The standard annual award will vest on the same dates as the automatic annual non-employee director grant described below.
Commencing as of the Annual Meeting and continuing at each annual general meeting thereafter (if applicable, upon each non-employee director’s re-election to our board of directors), each non-employee director will automatically be granted the following equity awards: (i) a grant of RSUs covering ordinary shares with a grant date value of $100,000 and (ii) a nonstatutory share option grant with a Black-Scholes value of $125,000. These RSUs will vest in full on the earlier of the one-year anniversary of the date of grant or the next annual general meeting, subject to continued service through such date. The share options will vest monthly over the earlier of one year of service or the next annual general meeting.
All automatic equity awards vest in full if we are subject to a change in control or the board member dies or becomes disabled while in service. Each share option granted pursuant to the automatic grant program will have an exercise price equal to the fair market value of our ordinary shares on the date of grant, a term of up to ten years and will remain exercisable for three years following termination of a director’s service other than for cause. Each RSU granted pursuant to the automatic grant program will be settled by issuing our ordinary shares upon vesting and includes cash dividend equivalent rights in the event we pay any cash dividends to shareholders while the award is outstanding.
In addition to the automatic equity awards described above, directors are also eligible to receive other equity awards under our 2013 Equity Incentive Plan.
2022 Director Compensation Table
The following table sets forth the compensation awarded to, earned by, or paid to each person who served as a director during 2022, other than a director who also served as a named executive officer.

Name	Fees Earned or Paid in Cash ($)(1)	Share Awards ($)(2)(3)	Option Awards ($)(2)(4)	Total ($)
(a)	(b)	(c)	(d)	(h)
Eran Broshy	77,000	99,998	146,118	323,116
Burton G. Malkiel, Ph.D.	89,500	99,998	146,118	335,616
Dean J. Mitchell	72,000	99,998	146,118	318,116
Susan Molineaux, Ph.D.(5)	22,929	99,998	146,118	269,044
Donal O’Connor	69,500	99,998	146,118	315,616
Deepika R. Pakianathan, Ph.D.	78,821	99,998	146,118	324,936
Laurie Smaldone Alsup, M.D.	74,500	99,998	146,118	320,616
William D. Young	104,500	99,998	146,118	350,616

(1)
Includes the annual retainers paid to each director for service in 2022, as well as fees for attendance at in-person board of director meetings outside of the United States in 2022.

(2)
The amounts in these columns represent the aggregate grant date fair value of share awards and option awards granted to the director during 2022, computed in accordance with FASB ASC Topic 718. See Notes 1 and 12 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed on March 1, 2023 for a discussion of all assumptions made by us in determining the grant date fair value of our equity awards.

(3)
As of December 31, 2022, (i) Dr. Molineaux held no outstanding, unvested RSUs and (ii) each of the remaining directors listed above held outstanding, unvested RSUs under which 9,852 ordinary shares were issuable.

(4)
As of December 31, 2022, the directors listed above held outstanding options to purchase the following number of our ordinary shares: Mr. Broshy (76,000); Dr. Malkiel (76,000); Mr. Mitchell (76,000); Dr. Molineaux (36,000); Mr. O’Connor (64,000); Dr. Pakianathan (51,000); Dr. Smaldone Alsup (65,500); and Mr. Young (76,000). As of December 31, 2022, certain of the above-listed directors also held outstanding options to purchase the following number of shares of Innoviva, Inc.’s (“Innoviva”) common stock: Dr. Malkiel (7,585) and Mr. Young (7,585). The Innoviva options held by our non-employee directors are fully vested, but, in connection with our spin-off from Innoviva in 2014, they were amended to remain outstanding based on service on our board of directors.

(5)
Dr. Molineaux resigned from our board of directors effective April 26, 2022.

Non-Employee Director Share Ownership Guidelines
Effective January 1, 2018, our board of directors adopted share ownership guidelines for our non-employee directors. Pursuant to these guidelines, beginning on the later of January 1, 2023 or after five years of service, non-employee directors are expected to hold shares (including vested and unvested RSUs) with a value equal to at least five times their annual base cash retainer. All non-employee members of our board of directors are in compliance with our non-employee director share ownership guidelines, with the exception of one non-employee member of our board of directors who does not yet have sufficient tenure to require compliance with such guidelines.
Hedging Policy Disclosure
Pursuant to our insider trading policy, all our directors, officers, employees and agents (such as consultants and independent contractors) as well as the members of their immediate family, persons with whom they share a household, persons that are their economic dependents and any other individuals or entities whose transactions in securities they influence, direct or control are prohibited from engaging in transactions in publicly-traded options on our securities, such as puts, calls and other derivative securities, on an exchange or in any other organized market. Although our Insider Trading Policy requires that all such individuals receive permission from one of our senior legal officers before entering into any hedging or monetization transactions, we have not and do not intend to in the future approve any such transactions.

The full text of our insider trading policy is posted on the Investor Relations portion of our website at www.theravance.com.
Shareholder Communications with the Board of Directors
Shareholders interested in communicating with the board of directors or a particular director should send correspondence to Theravance Biopharma, Inc., c/o of its U.S. subsidiary, Theravance Biopharma US, Inc., at 901 Gateway Boulevard, South San Francisco, California 94080, Attn: Secretary. Each communication should set forth (i) the name and address of the shareholder as it appears on our books and, if the shares are held by a nominee, the name and address of the beneficial owner of the shares, and (ii) the number of ordinary shares that are owned of record by the record holder and beneficially by the beneficial owner. Pursuant to our Shareholder — Director Communications Policy & Procedures, the Secretary has been instructed, in his discretion, to screen out communications from shareholders that are not related to the duties and responsibilities of the board of directors. If deemed an appropriate communication, the Secretary will forward it, depending on the subject matter, to the chairperson of a committee of the board of directors or a particular director, as appropriate.

EXECUTIVE OFFICERS
The following table provides information concerning our executive officers as of March 6, 2023:
Name	Age	Position(s)
Rick E Winningham	63	Chief Executive Officer and Chairman of the Board
Rhonda F. Farnum	58	Chief Business Officer and Senior Vice President, Commercial & Medical Affairs
Richard A. Graham	48	Senior Vice President, Research and Development
Brett A. Grimaud	49	Senior Vice President, General Counsel and Secretary
Aziz Sawaf	41	Senior Vice President, Chief Financial Officer
Rick E Winningham.   See biographical information set forth above under “Proposal One: Election of Directors — Information Regarding the Nominees and Other Directors.”
Rhonda F. Farnum was appointed Chief Business Officer and Senior Vice President, Commercial and Medical Affairs in December 2021. Ms. Farnum joined Theravance Biopharma in July 2018 as Vice President, Sales and Marketing. She is responsible for commercial execution of Theravance Biopharma’s branded products, including sales, marketing, and managed markets. Prior to joining Theravance Biopharma, Ms. Farnum led marketing efforts for multiple products in the Amgen, Inc. oncology business unit from June 2015 to July 2018. Prior to Amgen, she served as the head of the Hematology Business Unit at Onyx Pharmaceuticals, from December 2014 to June 2015. Prior to Onyx Pharmaceuticals, she served in increasing marketing and sales leadership roles within the commercial divisions of Pharmacyclics and Genentech. Ms. Farnum earned a Bachelor of Science degree from the University of Georgia in Physics and Pre-Med, graduating Magna Cum Laude, and in addition has completed programs and boarded registration in Nuclear Medicine Technology and Nursing.
Richard A. Graham, Ph.D., was appointed Senior Vice President, Research and Development in August 2020, where he is responsible for leading the progression of late-stage clinical assets through regulatory filing and approval. Since joining Theravance Biopharma, Dr. Graham has served as Vice President of Clinical Pharmacology, and more recently, as Vice President of Clinical Development. Prior to joining Theravance Biopharma, Dr. Graham spent five years at GlaxoSmithKline working in the area of Drug Metabolism and Pharmacokinetics, seven years at Genentech/Roche as a clinical pharmacologist and Global Development Team Leader, and one year at Onyx Pharmaceuticals where he headed Translational Medicine. In his nearly 20-year career, he worked across all stages of drug development and all major therapeutic areas. Dr. Graham is a member of the board of directors of TruLab Inc., a private software company, Medval AI, a private software company and Med Aditus, a non-profit organization. Dr. Graham received his Bachelor’s and Master’s degree in Biochemistry from Iowa State University and his Doctorate of Philosophy degree in Pharmaceutical Sciences from The University of North Carolina at Chapel Hill.
Brett A. Grimaud has served as our Senior Vice President, General Counsel and Secretary since June 2022. Previously, Mr. Grimaud was our Vice President and General Counsel from October 2021 to June 2022. Since joining Theravance Biopharma in June 2014, Mr. Grimaud has served in various roles of increasing responsibility across the legal organization. Prior our spin-off from Innoviva, Mr. Grimaud was the Senior Director and Senior Corporate Counsel at Innoviva from January 2012 to June 2014. From January 2003 to December 2011, Mr. Grimaud was a corporate and securities attorney at the law firm, Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP. Mr. Grimaud holds a J.D. from the University of Chicago and a B.A. from the University of California, Los Angeles.
Aziz Sawaf, CFA, has served as our Senior President, Chief Financial Officer since January 2023. Previously, Mr. Sawaf was our Vice President of Finance and a member of the Senior Leadership Team from October 2021 to December 2022, having joined us in June 2014 and serving in various roles of increasing responsibility across the finance organization. Prior to Theravance Biopharma, Mr. Sawaf spent four years at Gilead Sciences, working in several Finance roles supporting the Commercial and R&D organizations. Prior to Gilead Sciences, Mr. Sawaf worked at Amgen, in Consulting and in internet start-up Finance. Mr. Sawaf holds a B.A. in Business Administration, Finance, from the University of Arizona, an M.B.A. from the University of Southern California Marshall School of Business, and a Master of Biotechnology Enterprise and Entrepreneurship (M.B.E.E.) from Johns Hopkins University. Mr. Sawaf has been a CFA charterholder since 2013.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This section discusses our executive compensation policies and decisions and the most important factors relevant to an analysis of these policies and decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our named executive officers and offers perspective on the data presented in the tables and narrative that follow.
For 2022, our named executive officers were:
•
Rick E Winningham, our current Chairman & Chief Executive Officer;

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Rhonda F. Farnum, our current Chief Business Officer & Senior Vice President, Commercial & Medical Affairs;

•
Richard A. Graham, our current Senior Vice President, Research and Development;

•
Andrew A. Hindman, our former Senior Vice President and Chief Financial Officer; and

•
Ann B. Brady, our former President of Theravance Biopharma Ireland Ltd.

Dr. Brady’s employment terminated in February 2022 in connection with our Restructuring, as further described below. In connection with our internal changes, Mr. Hindman transitioned from us on December 31, 2022.
Executive Summary
We are a biopharmaceutical company that operates in an extremely competitive, rapidly changing and heavily regulated industry. Maximizing the value of our assets and delivering medicines to patients in need requires our executive officers to be expert in not only the science behind drug development, formulation and manufacturing, but also patient needs, prescriber concerns and priorities, institutional dynamics, the insurance reimbursement landscape, as well as the priorities, plans, strengths and weaknesses of our competitors and potential partners. We believe that the skill, talent, judgment and dedication of the executive officers and other employees are critical factors affecting our long-term shareholder value. Our goal is to maintain a compensation program that will fairly compensate employees while attracting and retaining highly qualified employees, motivating their performance and rewarding the achievement of key corporate goals. We also aim to align employees’ long-term interests with those of our shareholders.
We executed on a strategic restructuring and a significant cost reduction program (referred to throughout this proxy statement as the “Restructuring”) in 2021. As part of the Restructuring, our headcount was reduced by approximately 75% during the period between November 2021 and March 2022 and the composition of portions of the senior executive team changed. We entered 2022 a smaller, more focused, company concentrating on executing the board of directors’ vision for long-term and short-term value creation and the development of medicines that make a difference in the lives of patients. Strategic planning, portfolio management and dramatic action by our board and senior management enabled us to increase our TSR by 65% between the time we announced the Restructuring and December 31, 2022 relative to a 21% decrease in the NASDAQ Biotechnology Index over the same period and achieved the following in 2022:
2022 Corporate Highlights
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YUPELRI Sales Growth.   In 2022, our internally discovered product YUPELRI continued it sales growth trajectory and reached all-time high net sales and profitability on an annual basis. Through the combined commercialization efforts with our partner Viatris Inc. (“Viatris”), aggregate YUPELRI net sales increased by 25% in 2022 compared to 2021. While Viatris records the total YUPELRI net sales, we are entitled to a 35% share of the profits and losses pursuant to a co-promotion agreement with Viatris. In addition, notwithstanding an over 60% reduction following the Restructuring, our commercial organization grew the hospital business unit volume, for which we are responsible, 53% in 2022 over 2021. Our commercial organization has an important impact on YUPELRI sales, with approximately 90% of patients who receive YUPELRI in the hospital setting discharged with a prescription to continue their treatment in the out-patient setting and data showing that the total community or outpatient sales volume derived from hospital initiation has increased to more than 38%.
•
Sale of Theravance Respiratory Company, LLC.   In July 2022, we completed the sale of all of our equity interests in Theravance Respiratory Company, LLC (“TRC”) representing our 85% economic interest in the sales-based royalty rights on worldwide net sales of GSK’s TRELEGY ELLIPTA (“TRELEGY”) to Royalty Pharma Investments 2019 ICAV (“Royalty Pharma”) for approximately $1.1 billion in upfront cash while retaining future value through the right to receive contingent milestone payments and certain outer year-royalties (the “TRELEGY Royalty Transaction”).

•
Debt Paydown and Capital Return Program.   In July and August 2022, we completed the process to retire all of our then-outstanding debt. We repaid our 9.5% non-recourse TRELEGY notes due in 2035 for approximately $420.0 million on July 20, 2022. We also completed a tender offer to retire $230.0 million in principal amount of our 3.25% convertible senior notes due 2023, at par, on August 25, 2022. Following the retirement of all of our outstanding debt, we initiated a $250.0 million capital return program to shareholders, which our board of directors increased to $325 million in early 2023. As of February 27, 2023, we have repurchased $155.3 million of shares, including $27.1 million in 2023, and we have approximately $170.0 million remaining in the capital return program, which is expected to be completed by the end of 2023.

•
Ampreloxetine Funding.   In conjunction with the TRELEGY Royalty Transaction, in July 2022 we received a $25.0 million upfront cash investment from Royalty Pharma, and we are entitled to receive another $15.0 million cash investment upon the first regulatory approval of ampreloxetine. The upfront $25.0 million cash received is expected to fund the majority of our new Phase 3 study for the use of ampreloxetine for patients suffering from Multiple System Atrophy (“MSA”) and symptomatic neurogenic orthostatic hypotension (“nOH”).

•
Reduction of Office Space.   As a result of our reduction in workforce that was announced in September 2021, in the second quarter of 2022, we reduced our occupied leased office space by approximately 83,000 square feet representing approximately 57% of our total occupied leased office at the beginning of 2022. The reduction of occupied leased office space was achieved through a sublease of a significant portion of our offices in South San Francisco, California, and a move to a smaller office in Dublin, Ireland. We estimate that the cumulative cash savings from the reduction in occupied leased office space to be approximately $54.1 million over the life of the original South San Francisco and Dublin lease terms ending in May 2030 and April 2027, respectively.

2022 Executive Compensation Highlights
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Most of the 2022 compensation decisions for our named executive officers were made in late 2021 in connection with the Restructuring; however, our Chief Executive Officer, Mr. Winningham, was not provided any compensation in connection with the Restructuring and his 2022 compensation reflects a typical year of compensation-related decisions. As a result, many 2022 compensation-related decisions were reported as compensation in 2021, although this does not affect the 2022 compensation reported for Mr. Winningham. At the time of the Restructuring, our compensation committee granted short-term cash bonuses and equity awards consisting of restricted share units (“RSUs”) and performance-contingent RSUs to our continuing named executive officers other than Mr. Winningham. No bonuses were paid pursuant to our annual bonus program for 2021. The compensation committee’s goal was retaining and rewarding the remaining named executive officers using both short-term incentives designed to offer tangible, near-term value, and long-term incentives aimed at fostering long-term alignment with shareholder interests. These awards are further described in “Restructuring Cash Bonuses” and “Equity Incentive Compensation” below. These named executive officers were not granted equity awards in 2022.

•
Our Chief Executive Officer did not receive an annual cash bonus or any short-term cash bonus in 2021, nor did he receive any equity awards in connection with the Restructuring in late 2021. Mr. Winningham’s 2022 annual replenishment equity award was granted in accordance with our usual schedule in the first quarter of 2022, was set at the median of the 2022 Peer Group chief executive officers and was delivered in the form of options and RSUs. As discussed in greater detail below, the compensation committee has continued to build additional performance elements into Mr. Winningham’s equity award compensation in 2023, providing 50% of his 2023 annual replenishment equity awards in the form of performance-contingent RSUs that vest upon the achievement of three stock price appreciation targets of increasing difficulty, all of which reflect strong growth that is well in excess of industry returns within the next 4 years.
•
None of our named executive officers received a base salary increase in 2022, other than Dr. Graham who received a salary increase in connection with an increase in responsibilities.

•
Mr. Winningham, Dr. Graham and Ms. Farnum each received an annual cash bonus under our performance-based bonus program based on our achievement of 2022 corporate goals. The corporate goals as well as the compensation committee’s determination of the achievement level are described below in “Principal Elements of Compensation — Annual Cash Incentive Compensation.”

Compensation Philosophy and Objectives
To attract, retain and incentivize our named executive officers, our compensation philosophy is to provide a competitive pay package with significant upside potential. In addition, we emphasize long-term equity compensation to align our compensation with the long-term nature of the drug development and commercialization cycle. We have increasingly incorporated performance-based equity awards tied to individual officer goals designed to maximize shareholder value into our executive officer compensation program. Performance incentives are an important element of our compensation that provide rewards to motivate and retain a targeted group of employees who are critical to the successful accomplishment of short-term and long-term goals that have a significant impact on our long term business objectives. They are designed to motivate and reward the achievement of challenging goals and/or overachievement of our targeted objectives and are differentiated based on role, level of contribution and impact. In addition, we generally work to ensure that officers have meaningful share-holdings, including unvested shares and shares that vest over multiple years, so that they are well-aligned with shareholders in the goal of long-term and short-term stock price performance.
We believe that successful execution against the goals we set is the best way to enhance enduring shareholder value. Accordingly, our annual cash incentives are tied to achievement of corporate operating, drug development and commercialization goals that are set annually. The importance of the goals to our business, the difficulty of achieving our goals in the time frames specified, as well as the high level of drug development and leadership experience of the officer team, motivates our compensation philosophy. The business of developing novel compounds as potential medicines is risky, and the field is highly competitive. Once a compound is approved for sale, then successful commercialization is challenging, with not only physicians and patients but also third-party payors influencing success. We set corporate goals that require our leadership team and employees to overcome these challenges to advance the company’s mission and create value in a relatively short time-frame to earn incentives. We typically set more goals than we reasonably believe we can accomplish in a given time frame to drive the leadership team’s performance and set a tone of high achievement.
In connection with the Restructuring, in the third quarter of 2021, the board of directors and management completed a comprehensive scenario planning exercise, which was begun in 2020 to anticipate and plan for all possible outcomes to the clinical trials we had underway at the time, with the assistance of outside financial and other advisors to determine the best path forward to maximize shareholder value. 2021 and 2022 compensation decisions were made to support short-term and long-term achievement of this strategy, 2022 corporate goals were set accordingly and, in 2022, the refocused and restructured company executed substantially on this plan. In 2022, the compensation committee followed through on the compensation decisions it made in 2021, which were designed to retain employees and incentivize their performance to successfully execute on the board’s strategies to maximize shareholder value. No replenishment awards were issued to our executive officers who received awards in late 2021. Cash bonus payments for 2022 were tied directly to the achievement of corporate goals designed to rebuild the focused, streamlined company.
Corporate Governance Policies
Our executive officers are subject to share ownership guidelines. The share ownership guidelines require each of our executive officers to own shares equal in value to a multiple of six times the base salary for the CEO and two times the base salary for our other executive officers. Ownership requirements may be met by shares and RSUs, whether or not vested, and exclude shares still subject to a performance requirement. Executive officers are required to comply with these guidelines by January 1, 2023, or, if later, by the five-year anniversary of their becoming an executive officer. Thereafter, compliance will be measured annually. If, at the compliance measurement date, the executive officer does not meet the guideline, then until such officer complies, he or she will be expected to hold 50% of our after-tax shares acquired thereafter, whether by option exercise, vesting or settlement of equity awards. Mr. Winningham, who is our only executive officer with a tenure as an executive officer of 5 years or more, held shares valued at considerably more than a multiple of six times his base salary on January 1, 2023.
Compensation Committee
The compensation committee of our board of directors is comprised of three non-employee members of the board of directors. The compensation committee’s basic responsibility is to review the performance of our management relative to achievement of corporate objectives and to ensure that the named executive officers and other members of senior management are compensated in a manner consistent with competitive practice and reasonably designed to incentivize top performance and commitment to us. In fulfilling this responsibility, the compensation committee reviews the performance of each named executive officer at least once each year, and generally twice per year. The CEO, as the manager of the executive team, assesses the executives’ contributions and importance to the achievement of the corporate goals and makes a recommendation to the compensation committee with respect to any merit increase in salary, cash bonus and equity awards for each member of the executive team, other than himself. The compensation committee meets with the CEO to evaluate, discuss and modify or approve these recommendations. The compensation committee also conducts a similar evaluation of the CEO’s contributions when the CEO is not present, and determines any increase in salary, cash bonus and equity awards for him.
The compensation committee periodically reviews the overall compensation for each named executive officer to assist with analyzing existing compensation and any proposed changes in compensation for each named executive officer, including information regarding the accumulated value of unvested equity ownership, how much is unvested, and the amount of potential value earnable under various share price scenarios. The compensation committee considers changes in an officer’s total direct compensation from year to year and the compensation historically paid to each named executive officer. In addition to the information and analyses supplied to the compensation committee as described above and in the peer group segment below, members of management support the compensation committee in its work from time to time.
Advisory Vote on Executive Compensation
Our most recent advisory vote on named executive officer compensation took place at our 2020 annual meeting of shareholders. Of the votes cast by our shareholders at the meeting, over 99% voted “For” a non-binding advisory resolution approving the compensation of our named executive officers, as disclosed in the proxy statement for that meeting. Our compensation committee reviewed the results of the 2020 advisory vote and viewed the high level of shareholder support as an affirmation of our compensation policies. As a result, our compensation committee concluded that no revisions were necessary to our overall named executive officer compensation program or philosophy as a result of the advisory vote. This year, shareholders are again being asked to cast a non-binding advisory vote to approve the compensation of our named executive officers.
At our 2017 annual meeting of shareholders, our shareholders approved holding a vote on executive compensation every three years. At this year’s annual meeting, our shareholders are again being asked to cast a non-binding advisory vote on the frequency of conducting future advisory votes on executive compensation.
Compensation Consultant
The compensation committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the compensation committee. In accordance with this authority and as described in the “Corporate Governance — Board Committees — Compensation Committee” section beginning on page 34, the compensation committee confers from time to time with its independent executive compensation consultant, Frederic W. Cook & Co. (“FW Cook”). FW Cook is retained by and reports directly to the compensation committee, and its role is to assist and advise the compensation committee on matters related to compensation for executive officers, other key employees and non-employee directors. FW Cook does not work on projects for management except as an agent of the compensation committee and with the advance knowledge and approval of the chairman of the compensation committee. The compensation committee has the sole authority to retain and dismiss its outside compensation consultants.
Peer Group
The peer group used to evaluate compensation decisions made at the start of 2022 (the “2022 Peer Group”) was established following the Restructuring in December 2021, with advice from FW Cook. The peer selection process focused on aligning our peer group with our size after the Restructuring, focusing on companies that are similar to us in terms of stage and revenue and are competitors for talent. This resulted in a targeted range for market capitalization of $200 million to $3.0 billion in light of our approximately $1 billion enterprise value at the time. The resulting peer group consists of the following 21 companies:
Peer Group — Established Post-Restructuring
Agenus	Intra-Cellular Therapies
Akebia Therapeutics	Ironwood Pharmaceuticals
BioCryst Pharmaceuticals	Myovant Sciences
Corcept Therapeutics	Pacira BioSciences
Dynavax Technologies	Radius Health
Eagle Pharmaceuticals	Revance Therapeutics
Enanta Pharmaceuticals	Rigel Pharmaceuticals
Heron Therapeutics	Travere Therapeutics
ImmunoGen	UroGen Pharma
Insmed	Zogenix
Intercept Pharmaceuticals
In September 2022, with advice from FW Cook, the peer group was further revised to account for the end of the Restructuring. The resulting group (the “2023 Peer Group”) was used in connection with 2023 compensation decisions. The peer selection process for the 2023 Peer Group again focused on companies that were similar to us in terms of stage and revenue and are competitors for talent. This resulted in a targeted range for market capitalization of approximately $200 million to $2 billion in light of our approximately $700 million enterprise value at the time. The 2023 Peer Group consists of the following 18 companies:
Peer Group — Established September 2022
Agenus	Ironwood Pharmaceuticals
Albireo Pharmaceuticals	MannKind
Axsome Therapeutics	Mirum Pharmaceuticals
BioCryst Pharmaceuticals	Myovant Sciences
Dynavax	Revance Therapeutics
Eagle Pharmaceuticals	Rhythm Pharmaceuticals
Enanta Pharmaceuticals	Rigel Pharmaceuticals
ImmunoGen	Travere Therapeutics
Intercept Pharmaceuticals	UroGen Pharmaceuticals
We operate in an intensely competitive labor market in which talented employees typically have many alternatives and it is relatively easy to change jobs. This dynamic has been further exacerbated by the increased availability of remote roles in recent years, which means that we more directly compete for talent not only locally, but also globally. To ensure we remain competitive in the market to hire and retain employees, our CEO and compensation committee frequently review data about the compensation of similar officers at the peer group companies when making compensation-related decisions. The peer data are used as a reference point to ensure our compensation practices remain aligned with the market, but compensation decisions are ultimately informed by factors specific to our company and the individual named executive officers, and we do not target pay at a particular benchmark.
Principal Elements of Compensation
Base Salaries
Base salaries are set to reflect compensation commensurate with the individual’s current position, work experience and contribution. Our goal in this regard is to attract and retain high caliber talent for the position and to provide a base wage that is stable and subject to relatively little risk. Salary for the CEO and the other named executive officers is determined based on the underlying scope of their respective responsibilities and their personal experience working at innovative biotechnology and drug development companies, and takes into account competitive market compensation data as a reference point. We review base salaries for the named executive officers annually, generally in the first quarter of each year. The CEO proposes salary adjustments to the compensation committee (other than for himself) based on any changes in competitive market salaries, individual performance and/or changes in job duties and responsibilities. The compensation committee then determines any salary adjustment applicable to each of the named executive officers.
None of our named executive officers received increases in their base salaries in 2022, other than Dr. Graham. In February 2022, our compensation committee approved an increase of Dr. Graham’s base salary from $464,438 to $500,000 to recognize his increased responsibilities following the Restructuring. This 7.35% salary increase was determined with input from FW Cook and with reference to peer data to ensure Dr. Graham’s compensation relative to his responsibilities is in line with peers.
Annual Cash Incentive Compensation
Our named executive officers are typically eligible for annual cash incentives under our company-wide bonus program, which is designed to reward the achievement of key corporate goals established by our board of directors at the beginning of the year and which we believe should increase shareholder value over time, as well as individual performance. For 2022, Dr. Brady was our only named executive officer who was not eligible for an annual cash bonus under our company-wide bonus program, pursuant to the terms of the settlement agreement she entered into with us in connection with the Restructuring and as a result of her termination of employment in February 2022. Mr. Hindman was eligible to participate in the company-wide bonus program during 2022; however, he was not employed at the time of payment of our 2022 bonuses and as a result, he did not receive an annual cash incentive bonus payment for 2022 performance.
Each participant in our company-wide bonus program, including our named executive officers, has a target bonus stated as a percentage of annual base salary for the year. For 2022, target bonus percentages were 50% of annual base salary for senior vice presidents and 60% of annual base salary for our CEO, which reflects no changes from the prior year. The corporate goals applicable to the annual bonus program are established by our board of directors at the beginning of the year as part of our annual business plan and communicated to employees. For 2022, the goals were grouped into three distinct categories, which were weighted based on the compensation committee’s assessment of their relative importance to the creation of long-term shareholder value. Each category is eligible for a score of up to 200% of the assigned weighting, at the discretion of our compensation committee. The individual goals within each category are not weighted in order to provide the compensation committee with the flexibility to determine the importance of individual goals based on a variety of factors, which include actual results, changing business conditions throughout the year and operating opportunities and challenges that were not reasonably foreseeable at the time the goals were established.
After determining the size of the company-wide bonus pool, a named executive officer’s individual bonus may be increased or decreased based on a subjective assessment of individual performance, up to a maximum bonus of 200% of target. While individual bonuses may be adjusted based on performance, the overall size of the bonus pool may not exceed the amount funded based on the corporate performance score. The compensation committee did not make any individual achievement adjustments for our named executive officers with respect to their 2022 annual cash bonus awards.

Consistent with prior years, our board and compensation committee adopted 2022 key corporate goals in the first quarter of 2022. The goals approved by our compensation committee in early 2022, grouped by category, as well as their relative weightings were as follows:
Category	2022 Corporate Goals	Weighting	Achievement (out of possible 200%)
COMMERCIAL	• YUPELRI® (Revefenacin) Inhalation Solution: Achieve net sales in the range of $220 million to $250 million	50%	95%
RESEARCH AND DEVELOPMENT	• Complete enrollment in PIFR-2 study of YUPELRI® • AMPRELOXETINE (TD-9855): • Report results from randomized withdrawal Phase 3 Study 0170 (REDWOOD) and close out studies • Conduct regulatory meeting(s), if appropriate • IZENCITINIB (TD-1473): • Report results from Phase 2 Crohn’s Disease 12-week induction study and close out studies • NEZULCITINIB (TD-0903): • Initiate REMAP-CAP study • Initiate Phase 2 study in VI-ALI, if appropriate • Nominate chronic indication • NINJA: • Nominate one development candidate • Nominate a second advanced candidate	25%	90%
CORPORATE	• Execute 1 to 2 significant corporate or business development transactions, as needed • Become sustainably cash flow positive beginning in 2H 2022 • Retain and reenergize go-forward organization through comprehensive initiatives that create a meaningful and enjoyable employee experience	25%	180%
	Total:	100%	115%
At the end of the year, our compensation committee reviewed performance against the corporate goals and determined the overall score for each category, which determined the size of the bonus pool for all employees. The compensation committee considers information presented by our management on our company-wide performance against goals and the individual contributions of the named executive officers toward achievement of the goals. The corporate score is the sum of the scores in each category and for 2022 resulted in funding of the bonus pool at 115% of target out of a total possible 200%.
In determining the size of our 2022 bonus pool, the compensation committee made the following subjective determinations:
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COMMERCIAL.   Net sales of YUPELRI were approximately $202 million for the year ended December 31, 2022. To push and motivate the team, and considering to sales targets set in 2021 prior to the Restructuring, we set our aggressive internal sales goal of net sales in the range of $220 million to $250 million. The compensation committee awarded only 95% achievement for our commercial goal since we did not meet this target. However, the compensation committee noted that we materially contributed to significant growth for the YUPELRI brand, noting that hospital business unit volume, for which we are responsible, grew approximately 53% year-over-year, notwithstanding that we had over 60% fewer representatives in field than in 2021 due to the Restructuring, and the team achieved a launch to date milestone of one million YUPELRI doses sold in the hospital in December 2022. In addition, YUPELRI achieved three consecutive quarters of all-time high net sales in the second, third and fourth quarters of 2022. In fact, as described in greater detail in our Annual Report on Form 10-K filed on March 1, 2023, our implied 35% share of net sales for YUPELRI during the fourth quarter of 2022 was $19.5 million, up 27% from the fourth quarter of 2021, and our implied 35% share of YUPELRI net sales for 2022 was $70.7 million, which represents 25% year-over-year net sales growth from 2021.
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RESEARCH AND DEVELOPMENT.   The compensation committee determined the goals in this category were achieved at 90% due to the analytical work done to understand the results of our prior ampreloxetine studies, to prepare for an additional study and achieve alignment with the FDA on the ampreloxetine plan and the orderly wind-down of our discontinued programs. However, the compensation committee did not award full achievement since the PIFR-2 study enrollment was not completed in 2022.

•
The compensation committee noted the potential of the ampreloxetine program to deliver a distinctive, unique treatment for MSA patients with nOH, building upon the data delivered from the study design and pre-specified endpoints of our prior ampreloxetine clinical study, the important work we had done in June 2022 to align with the FDA on the design of an additional, registrational study for ampreloxetine, and the attention our prior ampreloxetine clinical study data received from MSA medical experts at the American Autonomic Society (AAS) 33rd International Symposium on the Autonomic Nervous System in 2022. The committee also considered the rapid, timely work we did to assess and prepare ampreloxetine to move forward in, we believe, creating value for shareholders and patients, and the importance of that work in securing funding for the program from Royalty Pharma in July 2022.

•
The committee considered the progress achieved towards fully enrolling the PFIR-2 study notwithstanding the protocol driven sample size re-estimation, which increased the trial size in 2022 and noted that this goal remains to be achieved.

•
The committee also noted the careful analysis of the team that informed strategic decisions we made to deprioritize pursuit of clinical studies of nezulcitinib in acute indications and consider chronic indications and also to progress and evaluate our NINJA inhaled JAKi research program. The committee also noted that, notwithstanding reduced capital allocation to the inhaled JAKi program, the research organization nominated an advanced drug candidate in early 2023 with novel features as compared to any other JAKi that we are aware of.

•
CORPORATE.   The compensation committee determined this goal was exceeded and determined achievement at 180%. We executed numerous, highly impactful corporate transactions in 2022.

•
We completed the sale of our equity interests in TRC, representing our 85% economic interest in the sales-based royalty rights on worldwide net sales of GSK’s TRELEGY ELLIPTA, for approximately $1.1 billion in upfront cash, while retaining future value through the right to receive contingent milestone payments and certain outer year-royalties. The sale of our equity interests in TRC was the product of an intensive, competitive process and negotiation of a complex transaction involving four distinct parties, and resulted in the realization of what we believe to be significant value for us.

•
We received a $25 million upfront cash investment that we expect to fund the majority of our new Phase 3 study of ampreloxetine in MSA patients suffering from symptomatic nOH, and we are entitled to receive another $15 million cash investment upon the first regulatory approval of ampreloxetine, in exchange for low single digit royalties on any eventual sales of ampreloxetine.

•
We retired all of our outstanding debt, consisting of both the early repayment of our 9.5% non-recourse TRELEGY notes due 2035 and a tender offer to retire our 3.25% convertible senior notes due 2023, at par.

•
We initiated an up to $250 million capital return program to shareholders, which included the repurchase of our shares held by GSK, the completion of a modified Dutch auction tender offer and the commencement of an open-market share repurchase program in late 2022, for a total of approximately $128 million returned to shareholders in 2022. We increased our capital return program to a total of up to $325 million and expect to complete it by the end of 2023.
•
The compensation committee noted that we were well-positioned to achieve the goal to become sustainably cash flow positive beginning in the second half of 2022 had we not sold our interest in TRC, which resulted in a large, one-time cash receipt while eliminating much more modest, recurring payments from TRC.

•
The compensation committee also noted that we successfully achieved our goal of retaining and reenergizing our employee population after a major reduction in force and in the face of a competitive labor market. Our culture remains strong and continues to show resilience during a time of significant change, both internally and externally. Our voluntary turnover rate in 2022 was 11% (compared to the industry average of 16%), and our annual employee survey received 100% participation, an overall score of 4.1/5, and positive written feedback.

The actual bonuses awarded to our named executive officers who remained employed at the time of payment are shown in the table below and reflected in the Non-Equity Incentive Compensation column of the “Summary Compensation Table” on page 57:
Name	Title	Cash Bonus ($)	Percentage of Target (%)
Rick E Winningham	Chief Executive Officer	722,727	115
Rhonda F. Farnum	Chief Business Officer and Senior Vice President, Commercial and Medical Affairs	264,500	115
Richard A. Graham	Senior Vice President, Research and Development	287,500	115
Equity Incentive Compensation
We believe that successful development and commercialization of medicines requires excellent functional expertise. However, functional expertise alone will not result in approved medicines, successful customer interactions or a successful company. Our long-term equity incentives seek to support our strategy of attracting employees with excellence and expertise in a wide variety of functional areas (e.g. clinical science, clinical trial execution, partnering and collaboration, strategic marketing, marketing science and financial planning). Equally as important, our equity incentives seek to support an environment of extraordinary teamwork as well as long-term retention of our employees in an intensely competitive environment.
The types of equity compensation comprising the mix of officer compensation consist of: (i) options with time-based vesting, which require the market value of our ordinary shares to increase before they are valuable; (ii) performance-contingent restricted share awards (“RSAs”) or RSUs, the right to which is dependent upon successful completion of corporate performance goals; and (iii) RSUs with time-based vesting. We do not use a targeted cash/equity split to set officer compensation.
Generally, to align employee interests with those of our shareholders, an option grant is made to an employee at the first regularly scheduled meeting of the compensation committee after the employee commences employment. Annual replenishment equity awards generally are considered during the first quarter of each year, and additional equity awards may be made in connection with an officer earning a promotion, taking on additional duties, or for retention purposes in certain circumstances such as those associated with the Restructuring in 2021. Options have been used primarily as a hiring incentive, with annual replenishment awards historically provided primarily in the form of RSUs to minimize dilution to shareholders. Replenishment equity awards are granted annually and generally vest over a four-year period. We believe that the resulting overlapping vesting schedule from awards made in prior years, together with the number of shares subject to each award, helps ensure a meaningful incentive to remain in our employ and to enhance shareholder value over time. In determining the size of equity awards granted to our named executive officers, our compensation committee considers such matters as it deems appropriate in its discretion, including individual and company performance and, in the case of named executive officers other than our CEO, recommendations from our CEO. The compensation committee also references guidelines that provide the compensation committee with information about the size of equity awards, both as a percentage of the company and based on grant value, at our peer companies.
2022 Annual Replenishment Equity Awards
The only named executive officer to receive an annual replenishment equity award in 2022 was Mr. Winningham. Our other named executive officers received RSUs (consisting both of time-based RSUs and performance-contingent RSUs) in the fourth quarter of 2021 to address retention concerns associated with the Restructuring in 2021, rather than waiting for our typical grant schedule where replenishment equity awards are considered in the first quarter of each year. Because Mr. Winningham was not provided any retention or Restructuring-related equity grants in 2021, he was awarded a 2022 replenishment equity award in the first quarter of 2022 consisting of the following options and RSUs:
2022 RSUs	2022 Options	Grant Date Fair Value of RSUs ($)	Grant Date Fair Value of Options ($)
170,000	515,000	1,740,800	2,756,847
25% of the replenishment RSUs granted to Mr. Winningham vested on February 20, 2023, and the remaining replenishment RSUs vest in equal quarterly installments on the Company vesting dates for the three years thereafter, provided that Mr. Winningham remains in continuous service through each such date. 25% of the replenishment stock options granted to Mr. Winningham vested on February 25, 2023, and the remaining replenishment options vest in equal monthly installments for the three years thereafter, provided that Mr. Winningham remains in continuous service through each such date.
Instead of being delivered entirely in RSUs with time-based vesting, Mr. Winningham’s replenishment equity awards included stock options in order to better align our CEO equity award grant practices and amounts with that of our peers and also provide a performance incentive element to the annual replenishment equity award grant. Option grants require the market value of our ordinary shares to increase before they are valuable and therefore contain an inherent performance component risk as any decrease in share price renders them valueless.
CEO 2023 Annual Replenishment Equity Awards
Building on our decision in 2022 to structure a portion of our CEO’s equity compensation in the form of stock options, which require appreciation in our stock price in order to become more valuable, the compensation committee has continued to structure our CEO compensation to become more performance-based. In 2023, Mr. Winningham’s annual replenishment equity awards consist of equal parts performance-contingent RSUs and time-based RSUs. No additional equity awards are expected to be granted to Mr. Winningham for 2023.
In March 2023, Mr. Winningham was granted the following equity awards:
PSUs	RSUs
165,000	165,000
25% of the RSUs granted to Mr. Winningham vest on February 20, 2024, and the remaining replenishment RSUs vest in equal quarterly installments on the Company vesting dates for the three years thereafter, provided that Mr. Winningham remains in continuous service through each such date. The PSUs granted to Mr. Winningham are intended to reward only share-price growth viewed as challenging and important to long-term shareholder value. Mr. Winningham’s PSUs are subject to the achievement of three stock price appreciation milestones within four years of the date of grant, with one-third of the PSUs eligible to vest based on achievement of each of the three milestones. Following achievement of the applicable stock price appreciation target, a four-year time based-vesting period will apply retroactively starting from the grant date of the PSU (25% on February 20, 2024 and 6.25% of the RSUs on each Company vesting date thereafter), provided that Mr. Winningham remains in continuous service through each such date. The following stock price appreciation milestones are applicable to Mr. Winningham’s PSUs:

Stock Price Appreciation Milestone*	% of Total Number of PSUs Eligible to Vest
Achieve 20 trading day average closing share price of $13.05 or higher	33.33%
Achieve 20 trading day average closing share price of $16.06 or higher	33.33%
Achieve 20 trading day average closing share price of $19.08 or higher	33.33%

*
The milestones are subject to adjustment in the event of a stock split or similar event.

2021 Performance-Contingent RSUs Granted in Connection with Restructuring
In connection with the Restructuring and as further described in detail in the “Equity Incentive Compensation” section of our 2022 proxy statement, each of Mr. Hindman, Ms. Farnum and Dr. Graham were granted performance-contingent RSUs (the “Restructuring PSUs”) in December 2021. The Restructuring PSUs were granted with performance metrics and vesting schedules unique to each of their respective positions with us. The PSUs were intended to reward outcomes viewed as very challenging and important to a long-term shareholder value. Mr. Hindman and Ms. Farnum were each granted 100,000 Restructuring PSUs and Dr. Graham was granted 85,000 Restructuring PSUs. Consistent with the challenging nature of the performance goals, none of the performance metrics applicable to the Restructuring PSUs were achieved. As a result, Ms. Farnum and Dr. Graham forfeited all of their Restructuring PSUs. Mr. Hindman forfeited his Restructuring PSUs upon his termination of employment on December 31, 2022.
2019 Performance-Contingent RSUs Granted to Mr. Hindman
In connection with Mr. Hindman’s commencement of employment in 2019, he was granted performance-contingent RSUs for 60,000 ordinary shares. Two-thirds of the performance-contingent RSUs vested prior to 2022 for the successful completion of a business development transaction and achievement of the performance milestone related to additional sell-side analyst coverage. The remaining one-third of the performance-contingent RSUs were eligible to vest on the one-year anniversary following certification of achievement of the performance milestone related to a more diversified shareholder base by our compensation committee. Achievement of the final performance milestone was attained by Mr. Hindman before the end of the performance period on June 30, 2022; however, Mr. Hindman’s employment with us terminated on December 31, 2022, prior to the completion of the required service period following achievement of the performance milestone. While Mr. Hindman was not otherwise eligible to vest in such PSUs due to his termination of employment, the vesting of such PSUs was accelerated pursuant to the terms of his separation agreement with us.
Restructuring Cash Bonuses
While no bonuses were paid under the annual bonus program in 2021, cash incentive opportunities were granted in 2021 to employees to motivate and retain continuing employees during a particularly challenging period in connection with the Restructuring. Each of Ms. Farnum, Mr. Hindman and Dr. Graham were eligible to earn cash bonuses equal to 125% of their annual bonus target, although in the case of Mr. Hindman and Dr. Graham their bonuses were also subject to performance conditions.
Ms. Farnum’s Restructuring bonus was paid in two installments, with an amount equal to 75% of her annual bonus target paid if she remained continuously employed with us through March 15, 2022, and an amount equal to 50% of her annual bonus target paid if she remained continuously employed with us through June 15, 2022.
The Restructuring bonuses paid to Mr. Hindman and Dr. Graham were also payable in two installments, with the first installment equal to 75% of the officer’s annual bonus target paid on April 15, 2022 and the second installment equal to 50% of the annual bonus target paid on September 15, 2022, subject to the officer’s continued employment and achievement of the performance goals specific to the officer’s duties. In the case of Mr. Hindman, these goals were to (1) eliminate facilities utilization of specific portion of the Company’s South San Francisco premises by April 15, 2022 and (2) leasing specific portion of the Company’s South San Francisco premises by September 15, 2022. In the case of Dr. Graham these goals were to (1) wind down all ongoing studies for izencitinib and ampreloxetine in the first quarter of 2022 and (2) deliver top-line results for our izencitinib Crohn’s disease Phase 2 study and our 170 ampreloxetine study. The goals were achieved and the Restructuring bonuses were paid to Mr. Hindman and Dr. Graham in April 2022 and September 2022.
Retention Payments to Ann Brady
Dr. Brady remained with us through February 2022 to assist with the substantial reduction in our Irish operations in connection with the Restructuring, consistent with Irish employment law and practices. We executed a Settlement Agreement with Dr. Brady in connection with her planned termination of employment under which she was paid $504,936 for her services in connection with successfully winding down our Irish operations (converted from Euros to USD using FX Exchange Rate as of February 28, 2022). The agreement to make such as payment was entered into in 2021 as part of the Restructuring and in recognition that Dr. Brady’s services to assist with the Irish reduction in force would ultimately end in the loss of her employment without cause as part of the Restructuring.
Post-Termination Protection
We believe that the possibility of a change in control creates uncertainty for our officers regarding their continued employment because such transactions frequently result in senior management changes. We provide change in control protections to our officers to alleviate concerns regarding the possible occurrence of such a transaction, allowing them to focus their attention on our business in a highly competitive labor market. In addition, these protections encourage executives to remain with us during the threat or negotiation of a change in control transaction, which preserves our value and the potential benefit to be received by our shareholders in the transaction.
The change in control severance benefits are structured under a plan instead of individual employment agreements. With this change in control severance plan, we sought uniformity of results among the officers based on their positions. In addition, we believe that the events triggering payment, both the consummation of a change in control and an involuntary termination, and then only when there is no misconduct by the officer, are fair hurdles for the ensuing income protection. A description of our change in control severance plan is in the “Potential Payments Upon Termination or Change-in-Control” section on page 62. For officers who were eligible to participate in the Amended and Restated Change in Control Severance Plan of Innoviva, Inc. (“Innoviva”) prior to our spin-off from Innoviva in 2014 (i.e., such named executive officer was an officer of Innoviva as of December 16, 2009), we provide gross-ups for excise taxes potentially due upon a change in control. This provides former Innoviva employees a level of benefits that is at least equal to those they were eligible for prior to our spin-off. Mr. Winningham is the only named executive officer who was eligible to participate in the Innoviva severance plan prior to our spin-off and eligible for a gross-up.
We do not have agreements with any of our current named executive officers that provide for severance in the event of an involuntary termination that does not occur in connection with a change in control, other than with our CEO. Pursuant to the offer letter we entered into with Mr. Winningham to become our CEO, if Mr. Winningham’s service is terminated without cause, he will receive a lump-sum severance payment of 24 months of his current salary, plus two times his current target bonus.
In connection with their terminations, we entered into separation agreements with each of Mr. Hindman and Dr. Brady. Pursuant to these agreements the officers received certain severance benefits described in “Potential Payments Upon Termination or Change-in-Control” below, in exchange for a release of claims.
Perquisites
We do not provide a non-qualified deferred compensation program or a supplemental executive retirement plan to our named executive officers. We generally do not provide perquisites or other personal benefits to named executive officers that we do not provide to all of our employees.
Tax Deductibility of Pay
Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to our CEO and certain other executive officers. Prior to changes in tax law taking effect in 2018, there was an exception to the $1,000,000 limitation for performance-based compensation, including options, meeting certain requirements. Historically some of our named executive officer compensation arrangements were intended to qualify for this exception. The exemption from the Section 162(m) deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017. As a result of the repeal of the performance-based compensation exemption, Section 162(m) is no longer a significant factor in compensation decisions and compensation paid to our CEO and certain other executive officers in excess of $1,000,000 will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
Compensation Committee Report2
The compensation committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the compensation committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.
Submitted by the following members of the compensation committee:
Eran Broshy
Dean J. Mitchell
William D. Young, Chairman

2
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Theravance Biopharma under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing

2022 Summary Compensation Table
The following table sets forth all of the compensation awarded to, earned by, or paid to our “principal executive officer,” our “principal financial officer,” our next two most highly compensated executive officers and one former executive officer (our “named executive officers”) for our fiscal years ended December 31, 2022, 2021 and 2020, as applicable.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Share Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)	Total ($)
Rick E Winningham Chief Executive Officer	2022	1,047,431	—	1,740,800	2,756,847	722,730	5,099(5)	6,272,907
	2021	1,044,889	—	3,400,000	—	—	7,053	4,451,942
	2020	1,014,455	—	4,977,600	—	579,646	6,045	6,577,746
Rhonda F. Farnum(6) Chief Business Officer and Senior Vice President, Commercial and Medical Affairs	2022	460,000	213,207	—	—	264,500	5,099(5)	942,806
	2021	430,518	—	2,586,950	—	—	5,000	3,022,468

Richard A. Graham(6) Senior Vice President, Research and Development	2022	482,875	291,094	—	—	287,500	5,130(7)	1,066,599
	2021	464,438	—	3,265,600	—	—	5,000	3,735,038

Andrew A. Hindman(8) Former Senior Vice President and Chief Financial Officer	2022	572,006	357,504	—	—	—	60,098(9)	989,608
	2021	570,394	—	3,931,550	—	—	5,000	4,506,944
	2020	551,608	—	1,275,144	—	265,278	5,920	2,097,950
Ann B. Brady(10) Former President of Theravance Biopharma Ireland Ltd.	2022(11)	68,865	504,936	169,639(12)	—	—	312,766(13)	1,056,206

(1)
Includes amounts deferred pursuant to our 401(k) plan.

(2)
The amounts in this column reflect cash bonuses paid in connection with the Restructuring, as discussed in greater detail in the “Restructuring Cash Bonuses” section of the “Compensation Discussion and Analysis” beginning on page 44.

(3)
The amounts in these columns reflect the aggregate grant date fair value of share awards and option awards granted by us, computed in accordance with FASB ASC Topic 718. See Notes 1 and 12 of the notes to our consolidated financial statements in our Annual Report on Form 10 K filed on March 1, 2023 for a discussion of all assumptions made by us in determining the grant date fair value of such awards. In accordance with SEC rules, the grant date fair value of any award subject to a performance condition is based on the probable outcome of the performance conditions.

(4)
The amounts in this column reflect cash bonus awards earned by the named executive officers under our annual cash bonus plan, and which were paid in the first quarter of the following year.

(5)
Consists of matching contributions for the 401(k) plan of $5,000 and (ii) $99, which was the value of a gift at a company event, plus tax gross-up amounts associated therewith, which were provided to all employees who received such gifts.

(6)
The executive officer was employed by us but was not one of our named executive officers in 2020. Accordingly, compensation information is only provided for 2021 and 2022.

(7)
Consists of (i) matching contributions for the 401(k) plan of $5,000 and (ii) $130, which was the value of a gift at a company event and a peer-to-peer award, plus tax gross-up amounts associated therewith, which were provided to all employees who received such gifts and awards.

(8)
Mr. Hindman terminated employment with us on December 31, 2022 in connection with internal changes at the Company.

(9)
Consists of (i) matching contributions for the 401(k) plan of $5,000; (ii) $99, which was the value of a gift at a company event, plus tax gross-up amounts associated therewith, which were provided to all employees who received such gifts and (iii) $54,999 for accrued vacation time that was paid out at the time of his termination of employment.

(10)
Dr. Brady was employed by us but was not one of our named executive officers in 2020 or 2021. Accordingly, compensation information is only provided for 2022. Further, Dr. Brady terminated employment with us on February 28, 2022 in connection with the Restructuring.

(11)
Amounts paid to Dr. Brady have been converted from Euros to US Dollars using the current exchange rate on the applicable pay date.

(12)
Includes $169,639 in incremental fair value associated with the acceleration of certain RSUs held by Dr. Brady pursuant to the settlement agreement entered into with her in connection with the Restructuring and her termination of employment.

(13)
Consists of (i) a car allowance of $2,252; (ii) a health allowance of $1,836; (iii) $14,040 for accrued vacation time that was paid out at the time of Dr. Brady’s termination of employment and (iv) $294,638 in severance benefits paid in connection with Dr. Brady’s termination of employment. Such severance benefits are described in greater detail in “Change in Control Severance Benefits” beginning on page 62.

2022 Grants of Plan-Based Awards
The following table sets forth each non-equity incentive plan award and equity incentive plan award granted to our named executive officers during fiscal year 2022. As a result of Dr. Brady’s termination of employment with us on February 28, 2022 and pursuant to the terms of her settlement agreement with us entered into in November 2021, Dr. Brady was not eligible for any plan-based awards during fiscal year 2022. Unless indicated below, all equity awards were made under our 2013 Equity Incentive Plan.
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)		All Other Stock Awards: Number of Shares or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock Awards ($)
Name	Grant Date	Target ($)	Maximum ($)
Rick E Winningham	N/A	628,459	1,256,918	—	—	—	—
	2/25/2022	—	—	—	515,000(3)	10.24	2,756,847
	2/25/2022	—	—	170,000(4)	—	—	1,740,800
Rhonda F. Farnum	N/A	230,000	460,000	—	—	—	—
Richard A. Graham	N/A	250,000	500,000	—	—	—	—
Andrew A. Hindman	N/A	286,003	572,006	—	—	—	—

(1)
In accordance with SEC rules, this table reflects the grant that each named executive officer received in early 2022 of a non-equity incentive plan award pursuant to our 2022 annual cash bonus plan, which is discussed in greater detail in the “Annual Cash Incentive Compensation” section of the “Compensation Discussion and Analysis” beginning on page 44. The amounts shown in the “target” column reflect the target payout under the plan. The target amount is equal to 50% of each named executive officer’s base salary, with the exception of Mr. Winningham, whose target bonus amount was 60% of his base salary. The amounts shown in the “maximum” column reflect the maximum payout under the plan equal to 200% of each officer’s target bonus.

(2)
The options and RSUs will become fully vested if we are acquired and the holder is subject to an involuntary termination. Such vesting acceleration is described in greater detail in “Potential Payments Upon Termination or Change in Control” beginning on page 62.

(3)
Reflects an annual replenishment option granted under our 2013 Equity Incentive Plan. 25% of the shares subject to the option vested on February 25, 2023, and the remaining 75% of the shares subject to the option vest in equal monthly installments over the next three years, provided the holder remains in continuous service through each vesting date.

(4)
Reflects an annual replenishment RSU granted under our 2013 Equity Incentive Plan. 25% of the RSUs vested on February 20, 2023, and the remaining 75% of the RSUs vest in equal quarterly installments over the next three years, provided the holder remains in continuous service through each vesting date.

Outstanding Equity Awards at 2022 Year-End
The following table sets forth information regarding each unexercised option to purchase our ordinary shares and each restricted share unit held by each of our named executive officers as of December 31, 2022. As a result of Dr. Brady’s termination of employment with us on February 28, 2022, she did not hold any equity awards as of December 31, 2022.
Unless otherwise indicated below, all of our equity awards were granted under our 2013 Equity Incentive Plan and will fully vest in the event of a change in control unless the awards are assumed by the successor corporation or replaced with comparable awards. For additional information regarding other vesting acceleration provisions applicable to the outstanding equity awards held by our named executive officers, please see the section titled “Potential Payments Upon Termination or Change-in-Control” beginning on page 62.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested($)(1)
(a)	(b)	(c)	(e)	(f)	(g)	(h)
Rick E Winningham	80,000(2)	—	23.51	6/02/2024	—	—
	320,000(3)	—	28.35	8/21/2024	—	—
	—	515,000(4)	10.24	2/24/2032	—	—
	—	—	—	—	10,625(5)	119,213
	—	—	—	—	53,125(6)	596,063
	—	—	—	—	95,625(7)	1,072,913
	—	—	—	—	170,000(8)	1,907,400
Rhonda F. Farnum	150,000(9)	—	25.64	7/31/2028	—	—
	—	—	—	—	5,000(10)	56,100
	—	—	—	—	1,359(5)	15,248
	—	—	—	—	12,500(6)	140,250
	—	—	—	—	22,500(7)	252,450
	—	—	—	—	112,500(11)	1,262,250
	—	—	—	—	20,625(12)	231,413

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested($)(1)
(a)	(b)	(c)	(e)	(f)	(g)	(h)
Richard A. Graham	—	—	—	—	1,250(5)	14,025
	—	—	—	—	7,500(13)	84,150
	—	—	—	—	9,375(14)	105,188
	—	—	—	—	6,250(6)	70,125
	—	—	—	—	12,031(15)	134,988
	—	—	—	—	36,562(7)	410,226
	—	—	—	—	131,250(11)	1,472,625
Andrew A. Hindman(16)	222,083(17)	37,917(17)	16.94	6/30/2029	—	—
	—	—	—	—	20,000(18)	224,400
	—	—	—	—	12,500(19)	140,250
	—	—	—	—	13,609(6)	152,693
	—	—	—	—	36,562(7)	410,226
	—	—	—	—	131,250(11)	1,472,625

(1)
Computed in accordance with SEC rules as the number of unvested RSUs, multiplied by the closing market price of our ordinary shares at the end of our 2022 fiscal year, which was $11.22. The actual value (if any) to be realized by the officer depends on whether the RSUs vest and the future performance of our ordinary shares.

(2)
Mr. Winningham was granted an option under our 2013 Equity Incentive Plan on June 3, 2014 in connection with his commencement of employment with us. 25% of the shares subject to the option vested on February 20, 2015, and the remaining shares vested monthly thereafter over the course of the next three years, subject to Mr. Winningham’s continuous service through each vesting date.

(3)
Mr. Winningham was granted an option under our 2013 Equity Incentive Plan on August 22, 2014 in connection with commencing full-time employment with us. 25% of the shares subject to the option vested on August 15, 2015, and the remaining shares vested monthly thereafter over the course of the next three years, subject to Mr. Winningham’s continuous service through each vesting date.

(4)
Mr. Winningham was granted an annual replenishment equity award of an option under our 2013 Equity Incentive Plan on February 25, 2022. 25% of the shares subject to the option vested on February 25, 2023, and the remaining shares vest in equal monthly installments over the following three years, subject to Mr. Winningham’s continuous service through each vesting date.

(5)
Mr. Winningham, Ms. Farnum and Dr. Graham were each granted annual replenishment equity awards of RSUs under our 2013 Equity Incentive Plan on February 5, 2019. 25% of the RSUs vested on February 20, 2020 and the remaining 75% of the RSUs vest in equal quarterly installments over the following three years, subject to the officer’s continuous service through each vesting date.

(6)
Messrs. Winningham and Hindman, Ms. Farnum and Dr. Graham were each granted an annual replenishment equity award of RSUs under our 2013 Equity Incentive Plan on February 3, 2020. 25% of the RSUs vested on February 20, 2021 and the remaining 75% of the RSUs vest in equal quarterly installments over the following three years, subject to the officer’s continuous service through each vesting date.

(7)
Messrs. Winningham and Hindman, Ms. Farnum and Dr. Graham, were each granted an annual replenishment equity award of RSUs under our 2013 Equity Incentive Plan on February 8, 2021. 25%

of the RSUs vested on February 20, 2022 and the remaining 75% of the RSUs vest in equal quarterly installments over the following three years, subject to the officer’s continuous service through each vesting date.
(8)
Mr. Winningham was granted an annual replenishment equity award of RSUs under our 2013 Equity Incentive Plan on February 25, 2022. 25% of the RSUs vested on February 20, 2023 and the remaining 75% of the RSUs vest in equal quarterly installments over the following three years, subject to Mr. Winningham’s continuous service through each vesting date.

(9)
Ms. Farnum was granted an option under our 2013 Equity Incentive Plan on August 1, 2018, in connection with her commencement of employment with us. 25% of the shares subject to the option vested on August 1, 2019 and the remaining shares vested monthly thereafter, subject to Ms. Farnum’s continuous service through each vesting date.

(10)
Ms. Farnum was granted RSUs under our 2013 Equity Incentive Plan on August 1, 2018, in connection with her commencement of employment with us. 25% of the RSUs vested on August 20th of each of 2020, 2021 and 2022, and the remaining 25% of the RSUs will vest on August 20, 2023, subject to Ms. Farnum’s continuous service through such vesting date.

(11)
Ms. Farnum, Dr. Graham and Mr. Hindman were each granted RSUs pursuant to our 2013 Equity Incentive Plan in connection with the Restructuring. These awards were granted on November 1, 2021 in the case of Ms. Farnum and December 2, 2021 in the case of Dr. Graham and Mr. Hindman. 25% of these RSUs vested on November 20, 2022 and the remaining 75% of the RSUs will vest in equal quarterly installments over the following three years, subject to the officer’s continuous service through the applicable vesting date.

(12)
Ms. Farnum was granted RSUs under our 2013 Equity Incentive Plan on December 14, 2021 in connection with her promotion to Chief Business Officer and Senior Vice President, Commercial & Medical Affairs. 25% of the RSUs vested on November 20, 2022 and the remaining 75% of the RSUs vest in equal quarterly installments over the following three years, subject to Ms. Farnum’s continuous service through each vesting date.

(13)
Dr. Graham was granted RSUs under our 2013 Equity Incentive Plan on February 5, 2019. 50% of the RSUs vested on February 20, 2021, and 50% of the RSUs vested on February 20, 2023, subject to Dr. Graham’s continuous service through each vesting date.

(14)
Dr. Graham was granted RSUs under our 2013 Equity Incentive Plan on July 1, 2019. 25% of the RSUs vested on August 20, 2020 and the remaining 75% of the RSUs vest in equal quarterly installments over the following three years, subject to Dr. Graham’s continuous service through each vesting date.

(15)
Dr. Graham was granted RSUs under our 2013 Equity Incentive Plan on September 1, 2020. 25% of the RSUs vested on August 20, 2021 and the remaining 75% of the RSUs vest in equal quarterly installments over the following three years, subject to Dr. Graham’s continuous service through each vesting date.

(16)
The outstanding awards held by Mr. Hindman as of December 31, 2022 include (i) RSUs which Mr. Hindman received accelerated vesting with respect to in early 2023 pursuant to the terms of his separation agreement entered into in connection with his termination of employment on December 31, 2022 and (ii) options and RSUs held by Mr. Hindman as of his termination of employment which were not subject to acceleration pursuant to his separation agreement, but which remain outstanding for three months thereafter following his termination of employment as a result of his continued eligibility for benefits (including acceleration of such options and RSUs) under our Severance and Change in Control Plan, should a change in control occur prior to March 31, 2023. If a change in control does not occur prior to such date, such equity awards will be terminated at that time.

(17)
Mr. Hindman was granted an option under our Performance Incentive Plan in connection with his commencement of employment with us. 25% of the shares subject to the option vested on July 1, 2020, and the remaining shares vested monthly thereafter, subject to Mr. Hindman’s continuous service through each vesting date.

(18)
Mr. Hindman was granted performance-contingent RSUs under our Performance Incentive Plan in connection with his commencement of employment with us. Vesting of these RSUs was contingent upon the achievement of performance milestones as well as continued employment, as described in greater detail in the “2019 Equity Awards Granted to Mr. Hindman” section of the “Compensation Discussion and Analysis” beginning on page 32 of our Proxy Statement for the 2020 Annual General Meeting of Shareholders filed on March 24, 2020. The first performance milestone applicable to Mr. Hindman’s performance-contingent RSUs was achieved in 2019, and the second performance milestone was achieved in 2020. As a result, one-third of the RSUs vested in 2020, and one-third of the RSUs vested in 2021. The third performance milestone was achieved in 2022, and, pursuant to Mr. Hindman’s separation agreement, the service-based vesting for the final one-third of the RSUs was accelerated in January 2023 upon the effectiveness of his separation agreement.
(19)
Mr. Hindman was granted RSUs under our 2013 Equity Incentive Plan in connection with his commencement of employment with us. 25% of the RSUs vested on August 20th of each of 2020, 2021 and 2022, and the remaining 25% of the RSUs will vest on August 20th of 2023, subject to Mr. Hindman’s continuous service through each vesting date.

2022 Option Exercises and Stock Vested
The following table shows the number of restricted ordinary shares and restricted share units held by each named executive officer that vested during the 2022 fiscal year. None of our named executive officers exercised any options during the 2022 fiscal year.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
(a)	(d)	(e)
Rick E Winningham	161,125	1,551,599
Rhonda F. Farnum	119,813	1,200,653
Richard A. Graham	167,813	1,659,300
Andrew A. Hindman	160,575	1,585,905
Ann B. Brady	38,125	366,381

(1)
Value realized is based on the fair market value of our ordinary shares on the vesting date multiplied by the number of shares vested and does not necessarily reflect proceeds received by the officer.

Potential Payments Upon Termination or Change-in-Control
Each of our named executive officers is entitled to severance benefits pursuant to our severance plan. In addition, Mr. Winningham is entitled to severance benefits pursuant to his letter agreement entered into in connection with his appointment as Chief Executive Officer. In connection with their actual terminations of employment, Mr. Hindman and Dr. Brady were paid the severance benefits described below.
Change in Control Severance Benefits
Pursuant to our severance plan, if a named executive officer is subject to an involuntary termination within 3 months prior to or 24 months after our change in control, the officer is entitled to the following benefits provided he or she signs a release of claims:
•
In the case of our Senior Vice Presidents, a lump sum payment equal to 150% of the officer’s annual base salary and target bonus.

•
In the case of our Chief Executive Officer, a lump sum payment equal to 200% of the officer’s annual base salary and target bonus.

•
A pro-rata portion of the named executive officer’s target bonus based on the number of full months of employment completed in the year of termination.

•
Continuation of the officer’s health and welfare benefits for the shorter of 18 months or the expiration of the officer’s continuation coverage under COBRA.

•
Full vesting of any unvested options or other equity awards held by the officer.

•
In the case of named executive officers who were eligible to participate in the Theravance, Inc. Amended and Restated Change in Control Severance Plan (i.e., such named executive officer was an officer of Innoviva as of December 16, 2009), a tax gross-up payment in the event an independent accounting firm selected by us determines that the named executive officer would be subject to excise taxes under IRC Section 4999 as a result of payments under the change in control severance plan or otherwise.

Definitions
A “change in control” for purposes of our change in control severance plan includes:
•
The consummation of a merger or consolidation if persons who were not our shareholders prior to the merger or consolidation own 50% or more of the voting securities of the surviving company and its parent.

•
A sale, transfer or other disposition of all or substantially all of our assets.

•
A change in the composition of our board of directors as a result of which fewer than 50% of the incumbent directors either were directors on the date twelve months prior to the change in control (the “Original Directors”) or were appointed or nominated for election to the board of directors by a majority of the Original Directors or directors whose appointment or nomination was approved by at least 50% of the Original Directors.

•
A transaction as a result of which any person becomes the beneficial owner of 50% or more of our outstanding voting securities.

A transaction shall not constitute a change in control if its sole purpose is to change our country or state of incorporation, as applicable, or to create a holding company that will be owned in substantially the same proportions by the persons who held our securities immediately before such transaction. In addition, a transaction shall not constitute a change in control unless it also constitutes a “change in control event” under Treasury Regulation 1.409A-3(a)(5).
An “involuntary termination” for purposes of our change in control severance plan means a termination of an officer’s employment for reasons other than misconduct, or an officer’s resignation following (1) a material diminution in the officer’s authority, duties or responsibilities, (2) a material reduction in the officer’s base compensation, (3) a material change in the officer’s work location or (4) a material breach of the officer’s employment agreement by us. In order to qualify as an involuntary termination, the officer must give written notice to us within 90 days after the initial existence of one of the conditions described above and such condition must not have been cured within 30 days thereafter.
“Misconduct” for purposes of our change in control severance plan means an officer’s (1) commission of any material act of fraud, embezzlement or dishonesty, (2) material unauthorized use or disclosure of confidential information or trade secrets or (3) other material intentional misconduct adversely affecting our business or affairs.
Severance Benefits
In addition to the severance benefits he is entitled to pursuant to our severance plan, Mr. Winningham’s offer letter provides that if his employment is terminated by us without cause and he is not eligible for severance benefits under our severance plan, he will receive a lump-sum severance payment of 24 months’ salary plus two times his current target bonus, provided he signs a general release of claims. “Cause” means Mr. Winningham’s (i) unauthorized use or disclosure of our confidential information or trade secrets, which use causes material harm to us, (ii) conviction of a felony under the laws of the U. S. or any state thereof, (iii) gross negligence, or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from our board of directors.
In addition, our employees whose employment terminated in 2022, including Mr. Hindman and Dr. Brady, were each offered severance benefits in exchange for a release of claims. The actual benefits received by Mr. Hindman and Dr. Brady are quantified and described in footnotes seven and eight, respectively, to the table below.
The table below reflects the potential payments and benefits to which our named executive officers would be entitled under the arrangements described above. The amounts shown in the table below assume that both the change in control (if applicable) and termination of employment occurred on December 31, 2022 and that all eligibility requirements under the severance plan (or in the case of Mr. Winningham, pursuant to his offer letter) were met. Although Mr. Winningham would be eligible for a tax gross-up payment pursuant to the severance plan as described above, a change in control as of December 31, 2022 would not have resulted in potential payments or benefits that would have triggered excise taxes under IRC Section 4999 and a gross-up amount is therefore not included in the table below.
The following assumptions were used in calculating the values described in the table below:
•
Value of Option Acceleration:   The value of the vesting acceleration was calculated by multiplying the number of unvested option shares by the difference between the closing price of our ordinary shares on the last trading day of our 2022 fiscal year (which was $11.22 per share) and the exercise price of the option.

•
Value of Restricted Share Unit Acceleration:   The value of the vesting acceleration of the unvested RSUs was calculated by multiplying the number of unvested RSUs by the closing price of our ordinary shares on the last trading day of our 2022 fiscal year (which was $11.22 per share).

Name	Bonus for Year of Termination ($)(1)	Cash Severance ($)(2)	Vacation Payout ($)	Options that Vest ($)(3)	RSUs that Vest ($)(4)	Health and Welfare ($)(5)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(i)
Rick E Winningham(6)	628,459	3,351,779	100,711	504,700	3,695,588	88,907	8,281,236
Rhonda F. Farnum	230,000	1,035,000	33,393	—	1,957,710	53,850	3,256,103
Richard A. Graham	250,000	1,125,000	43,909	—	2,291,326	88,907	3,799,142
Andrew A. Hindman(7)	286,003	1,287,014	54,998	—	2,175,794	53,850	3,803,808
Ann B. Brady(8)	—	—	—	—	—	—	—

(1)
Reflects payment of the officer’s 2022 bonus at target.

(2)
Reflects payment of 150% or 200% of the officer’s base salary and target bonus, as applicable.

(3)
Reflects full vesting of all options.

(4)
Reflects full vesting of all unvested RSUs.

(5)
Reflects the cost of each officer’s COBRA premiums for 18 months.

(6)
If Mr. Winningham’s employment had been terminated by the Company without cause on December 31, 2022, other than in connection with a change in control, he would have been entitled to receive the cash severance payments indicated in column (c) and the vacation payout in column (d), but no other benefits.

(7)
In connection with his termination of employment on December 31, 2022, Mr. Hindman remained eligible for benefits under our change in control severance plan, if a change in control occurs on or prior to March 31, 2023. The table below reflects the actual payments and benefits that Mr. Hindman received or is entitled to receive pursuant to his separation agreement entered into in January 2023 in connection with his termination on December 31, 2022:

Cash Severance ($)	Vacation Payout ($)	Accelerated Vesting of Equity Awards ($)	Health and Welfare ($)	Total ($)
550,006	54,999	220,400	26,925	852,330

(8)
Dr. Brady was not eligible for benefits under our change in control severance plan on December 31, 2022 as she terminated employment with us on February 28, 2022, and ceased to remain eligible for benefits thereunder as of May 28, 2022. The table below reflects the actual payments and benefits that Dr. Brady received in connection with her termination on February 28, 2022, pursuant to her settlement agreement:

Cash Severance ($)	Vacation Payout ($)	Accelerated Vesting of Equity Awards ($)	Health and Welfare ($)	Total ($)
294,638	14,040	221,852	1,836	532,366
Pay Ratio Disclosure
As required by the Dodd-Frank Act and SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Rick E Winningham, our Chief Executive Officer:
For our fiscal year ended December 31, 2022:
•
The annual total compensation of the employee who was determined last year to be our median employee was $247,108; and

•
The annual total compensation of our CEO, as reported in the 2022 Summary Compensation Table included elsewhere in this Proxy Statement, was $6,272,907.

•
Based on this information the ratio of the annual total compensation of Mr. Winningham to that of our median employee was approximately 25:1.

The above ratio is appropriately viewed as an estimate. As there were no changes in our employee population or employee compensation arrangements in 2022 that we believe would significantly impact the required pay ratio disclosure, we used the same employee identified in 2021 to identify the median of the annual compensation of our employees. We identified this employee by reviewing the Form W-2 compensation (specifically, Box 5 of such Form) of our U.S. employees as of December 31, 2021 for the period from January 1, 2021 through December 31, 2021 and an amount equivalent to the Form W-2, Box 5 for the Irish employees consisting of the total amount of earnings paid to each employee, including regular earnings such as salary and bonuses, and benefits that would be taxable in the U.S. As of December 31, 2021, we had 159 employees, including 16 employees outside of the U.S. No cost of living or other adjustments were made in determining our Median Employee. Once we identified our median employee, using the methodology described above, we determined that employee’s annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K for purposes of calculating the required pay ratio.
Pay-Versus-Performance
As required by Section 952(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and our financial performance for each of the last three completed fiscal years. In determining the “compensation actually paid” to our named executive officers (or “NEOs”), we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this disclosure differ from those required in the Summary Compensation Table. For our NEOs other than our principal executive officer (the “PEO”), compensation is reported as an average.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (in thousands)(7)	VIATRIS Collaboration Revenue(8)
					Total Shareholder Return(5)	Peer Group Total Shareholder Return (^NBI)(6)
2022	$6,272,907	$6,747,378	$971,395	$789,294	$43.34	$111.27	$872,132	$48,624
2021	$4,451,942	$1,861,180	$2,841,340	$2,053,765	$42.68	$124.89	$(199,426)	$43,848
2020	$6,577,746	$1,845,635	$2,662,221	$944,742	$68.64	$125.69	$(278,017)	$43,893

(1)
Our PEO for each year reported is Rick Winningham, our Chief Executive Officer. The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Winningham in the “Total” column of the Summary Compensation Table in the applicable fiscal year.

(2)
In accordance with SEC rules, the following adjustments were made to determine the compensation actually paid to our PEO during fiscal years 2022, 2021 and 2020, which consisted solely of adjustments to the PEO’s equity awards:

Description of Adjustment	2022	2021	2020
Summary Compensation Table – Total Compensation	$6,272,907	$4,451,942	$6,577,746
- grant date fair value of option awards and stock awards granted in the covered fiscal year	$(4,497,647)	$(3,400,000)	$(4,977,600)
+ fair value at fiscal year end of outstanding and unvested option awards and stock awards granted in the covered fiscal year	$5,173,856	$1,878,500	$3,020,900
+ change in fair value of outstanding and unvested option awards and stock awards granted in prior fiscal years	$27,094	$(1,011,360)	($2,339,575)
+ fair value on vesting date of option awards and stock awards granted in the covered fiscal year that vested during the covered fiscal year	—	—	—
+ change in fair value as of the vesting date of option awards and stock awards granted in prior fiscal years that vested in the covered fiscal year	$(228,833)	$(57,903)	$(435,836)
- fair value of as of prior fiscal year end of option awards and stock awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year	—	—	—
+ dollar value of dividends or earnings paid on option awards or stock awards in the covered fiscal year prior to vesting that are not otherwise included in total compensation	—	—	—
Total Equity Adjustments (subtotal)	$474,471	$(2,590,762)	$(4,732,111)
Compensation Actually Paid	$6,747,378	$1,861,180	$1,845,635

(3)
The non-PEO NEOs for each year reported are as follows:

For 2022: Andrew Hindman, Rhonda Farnum, Richard Graham and Ann Brady
For 2021: Andrew Hindman, Rhonda Farnum, Richard Graham, Kenneth Pitzer, Frank Pasqualone and Philip Worboys
For 2020: Andrew Hindman, Brett Haumann, Vijay Sabesan and Bradford Shafer
The dollar amounts reported in this column represent the average of the amounts reported for the non-PEO NEOs in the “Total” column of the Summary Compensation Table in the applicable fiscal year.

(4)
In accordance with SEC rules, the following adjustments were made to determine the compensation actually paid on average to our non-PEO NEOs during fiscal years 2022, 2021 and 2020, which consisted solely of adjustments to the non-PEO NEOs’ equity awards:

Description of Adjustment	2022	2021	2020
Summary Compensation Table – Total Compensation	$971,395	$2,841,340	$2,662,221
- grant date fair value of option awards and stock awards granted in the covered fiscal year	—	$(2,316,098)	$(1,746,186)
+ fair value at fiscal year end of outstanding and unvested option awards and stock awards granted in the covered fiscal year	—	$2,069,643	$1,059,758
+ change in fair value of outstanding and unvested option awards and stock awards granted in prior fiscal years	$86,152	$(463,459)	$(867,244)
+ fair value on vesting date of option awards and stock awards granted in the covered fiscal year that vested during the covered fiscal year	—	$34,125	—
+ change in fair value as of the vesting date of option awards and stock awards granted in prior fiscal years that vested in the covered fiscal year	$(151,278)	$(94,489)	$(163,807)
- fair value of as of prior fiscal year end of option awards and stock awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year	$(116,975)	$(17,296)	—
+ dollar value of dividends or earnings paid on option awards or stock awards in the covered fiscal year prior to vesting that are not otherwise included in total compensation	—	—	—
Total Equity Adjustments (subtotal)	$(182,101)	$(787,575)	$(1,717,479)
Compensation Actually Paid	$789,294	$2,053,765	$944,742

(5)
Cumulative total shareholder return on our ordinary shares from December 31, 2019 through December 31, 2020, December 31, 2021, and December 31, 2022 respectively. Assumes the investment of $100 on December 31, 2019 in our ordinary shares and assumes the reinvestment of dividends, if any, although dividends have never been declared on our ordinary shares.

(6)
Cumulative total shareholder return on the NASDAQ Biotechnology Index from December 31, 2019 through December 31, 2020, December 31, 2021, and December 31, 2022 respectively. Assumes the investment of $100 on December 31, 2019 in the NASDAQ Biotechnology Index and assumes the reinvestment of dividends.

(7)
The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable year.

(8)
The dollar amounts reported represent the amount of Viatris Collaboration Revenue reflected in our audited financial statements for the applicable year.

Narrative Disclosure
Our compensation committee makes executive compensation decisions independent of SEC disclosure requirements. For a discussion of our decision-making process, please see “Compensation Discussion and Analysis” above.
Compensation Actually Paid and Total Shareholder Return
The following graph reflects the relationship between the PEO and average non-PEO NEO “compensation actually paid” (“CAP”), total compensation from the Summary Compensation Table (“SCT”), our cumulative Total Shareholder Return (“TSR”) and the TSR of the NASDAQ Biotechnology

Index, assuming an initial fixed investment on December 31, 2019 of $100, for the fiscal years ended December 31, 2022, 2021 and 2020.

Compensation Actually Paid vs. Theravance & Peer TSRs
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Compensation Actually Paid ($M)
$140
$120
$100
$80
$60
$40
$20
$0
Value of $100 Investment from 12/31/2019
$100.00
$125.69
$124.89
$111.27
$68.64
$42.68
$43.34
$6.58
$1.85
$2.66
$0.94
$4.45
$1.86
$2.84
$2.05
$6.27
$6.75
$0.97
$0.79
2020
2021
2022
PEO SCT ($M)
PEO CAP ($M)
Average NEO SCT ($M)
Average NEO CAP ($M)
TBPH TSR
Nasdaq Biotechnology Index

A significant portion of our NEOs’ compensation consists of equity awards. As a result, the change between the values disclosed in our Summary Compensation Table and Compensation Actually Paid tends to be directionally aligned with changes in our TSR.
Compensation Actually Paid and Net Income
The following graph reflects the relationship between the PEO and average non-PEO NEO CAP, total compensation from the SCT and our net income (loss) for the fiscal years ended December 31, 2022, 2021 and 2020. While we are required by SEC rules to disclose the relationship between our net income and “compensation actually paid” to our NEOs, this is not a metric our compensation committee currently uses in evaluating our NEOs’ compensation.

Compensation Actually Paid and VIATRIS Collaboration Revenue
The following graph reflects the relationship between the PEO and average non-PEO NEO CAP, total compensation from the SCT and our VIATRIS Collaboration Revenue for the fiscal years ended December 31, 2022, 2021 and 2020.

Compensation Actually Paid vs. VIATRIS Collaboration Revenue
Compensation Actually Paid ($M)
VIATRIS Collaboration Revenue
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$75,000
$50,000
$25,000
$0
$6.58
$1.85
$2.66
$0.94
$43,893
$4.45
$1.86
$2.84
$2.05
$43,848
$6.27
$6.75
$0.97
$0.79
$48,624
2020
2021
2022
PEO SCT ($M)
PEO CAP ($M)
Average NEO SCT ($M)
Average NEO CAP ($M)
VIATRIS Collaboration Revenue

Most Important Performance Measures
Every year our board of directors sets a list of corporate goals as part of our annual business plan. These goals are used to evaluate our performance and the performance of our executive officers. These goals are used in our executive compensation programs, in particular in our annual bonus program. For 2022 these goals included:

•
YUPELRI® (Revefenacin) Inhalation Solution net sales

•
Clinical study preparation (regulatory meetings), commencement, enrollment and results

•
Research program advancement (development candidate and indication nomination)

•
Corporate and business development achievements

•
Financial achievements, including cash flow positivity or non-GAAP profitability

•
Employee resources and cultural strength

For the full list of 2022 corporate goals, please see “Compensation Discussion and Analysis — Annual Cash Incentive Compensation” above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us regarding beneficial ownership of our voting securities as of March 6, 2023 by:
•
each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•
our named executive officers;

•
each of our directors; and

•
all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them. The table below is based upon information supplied by officers, directors, Forms 4, and Schedules 13G and 13D filed with the SEC.
This table lists applicable percentage ownership based on 63,225,611 ordinary shares outstanding as of March 6, 2023. Options to purchase our ordinary shares that are exercisable within 60 days of March 6, 2023 and RSUs subject to release within 60 days of March 6, 2023 are deemed to be beneficially owned by the persons holding these options and RSUs, as applicable, for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage.
	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Ordinary Shares	Percent of Total Outstanding Ordinary Shares
5% Shareholders
The Baupost Group, L.L.C(2) 10 St. James Ave, Suite 1700 Boston, MA 02116	11,419,226	18.1%
Weiss Asset Management LP(3) 22 Berkeley St., 16th Floor Boston, MA 02116	7,457,060	11.8
Madison Avenue Partners, LP(4) 150 East 58th Street 14th Floor New York NY 10155	7,012,226	11.1
The Vanguard Group, Inc(5) 100 Vanguard Blvd. Malvern, PA 19355	5,558,839	8.8
BlackRock, Inc.(6) 55 East 52nd Street New York, NY 10055	5,239,830	8.4
Barclays Bank PLC(7) 1 Churchill Place London, E14 5HP, England	3,402,767	5.4

	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Ordinary Shares	Percent of Total Outstanding Ordinary Shares
Named Executive Officers and Directors
Rick E Winningham(8)	1,701,773	2.7%
Rhonda F. Farnum(9)	256,104	*
Richard A. Graham	119,591	*
Eran Broshy(10)	132,219	*
Burton G. Malkiel, Ph.D.(11)	177,790	*
Dean J. Mitchell(12)	132,219	*
Donal O’Connor(13)	103,219	*
Deepika R. Pakianathan, Ph.D.(14)	74,080	*
Laurie Smaldone Alsup, M.D.(15)	105,495	*
Susannah Gray(16)	20,506	*
William D. Young(17)	149,343	*
Andrew A. Hindman(18)	50,486	*
Ann B. Brady(19)	99,506	*
All executive officers and directors as a group (13 persons)(20)	3,441,640	5.3

*
Less than one percent.

(1)
Unless otherwise indicated, the address for each beneficial owner is c/o Theravance Biopharma US, Inc., 901 Gateway Boulevard, South San Francisco, California 94080.

(2)
Based on the Amendment No. 6 to Schedule 13G filed with the SEC on February 13, 2023 by The Baupost Group, L.L.C. (“Baupost”), Baupost Group GP, L.L.C. (“BG GP”) and Seth A. Klarman, Baupost, BG GP and Seth A. Klarman each holds shared voting and dispositive power of 11,419,226 shares. Baupost is a registered investment adviser and acts as an investment adviser and general partner to various private investment limited partnerships. Securities reported as being beneficially owned by Baupost were purchased on behalf of certain of such partnerships. BG GP, is the Manager of Baupost, and Seth A. Klarman, is the Managing Member of BG GP and a controlling person of Baupost.

(3)
Based on the Amendment No. 1 to Schedule 13G filed with the SEC on Feburary 10, 2023 by Weiss Asset Management LP, BIP GP LLC, WAM GP LLC and Andrew M. Weiss, Ph.D. Weiss Asset Management LP has shared voting and dispositive power over 7,457,060 shares. BIP GP LLC has shared voting and dispositive power over 4,628,074 shares. WAM GP LLC has shared voting and dispositive power over 4,757,060 shares. Dr. Weiss has shared voting and dispositive power over 7,457,060 shares. Shares reported for BIP GP include shares beneficially owned by a private investment partnership (the “Partnership”) of which BIP GP is the sole general partner. Weiss Asset Management is the sole investment manager to the Partnership and private investment funds (“Funds”). WAM GP is the sole general partner of Weiss Asset Management. Dr. Weiss is the managing member of WAM GP and BIP GP. Shares reported for WAM GP, Dr. Weiss and Weiss Asset Management include shares beneficially owned by the Partnership and the Funds. Each of BIP GP, WAM GP, Weiss Asset Management, and Andrew Weiss disclaims beneficial ownership of the shares reported herein as beneficially owned by each except to the extent of their respective pecuniary interest therein.

(4)
Based on the Amendment No. 2 to Schedule 13G filed with the SEC on February 14, 2023 by Madison Avenue Partners, LP (“Madison Partners”), Madison Avenue International LP, EMAI Management, LLC, Madison Avenue GP, LLC, Caraway Jackson Investments LLC, and Eli Samaha. Madison Partners, Madison Avenue International LP, EMAI Management, LLC, Madison Avenue GP, LLC, Caraway Jackson Investments LLC, and Eli Samaha each has shared voting and dispositive power of 7,012,226 shares. As of December 31, 2022, Madison Avenue International LP beneficially owned 7,012,226 shares. Madison Partners and Madison Avenue GP, LLC, as the investment manager and general partner of Madison Avenue International LP, respectively, may be deemed to be the beneficial owner of the shares owned directly by Madison Avenue International LP. EMAI Management, LLC, as the general partner of Madison Partners, may be deemed to be the beneficial owner of the shares owned directly by Madison Avenue International LP. Caraway Jackson Investments LLC, as the owner of Madison Avenue GP, LLC, may be deemed to be the beneficial owner of the shares owned directly by Madison Avenue International LP. Mr. Samaha, as the non-member manager of Madison Avenue GP, LLC, the managing member of EMAI Management, LLC, and the majority owner of Caraway Jackson Investments LLC, may be deemed to be the beneficial owner of the shares owned by Madison Avenue International LP.
(5)
Based on the Amendment No. 6 to Schedule 13G filed with the SEC on February 9, 2023 by The Vanguard Group, Inc (“Vanguard”). Vanguard has shared voting power of 104,034 shares, sole dispositive power of 5,396,475 shares and shared dispositive power of 162,364 shares. The Vanguard Group, Inc.’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities beneficially owned by Vanguard. No one other person’s interest in the securities reported as beneficially owned by Vanguard is more than 5%.

(6)
Based on the Amendment No. 10 to Schedule 13G filed with the SEC on February 10, 2023 by BlackRock, Inc. (“Blackrock”). Blackrock has sole voting power of 5,101,7144 shares and sole dispositive power of 5,329,830 shares. The subsidiaries included in the report were as follows: Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, National Association, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Limited, BlackRock Investment Management, LLC, BlackRock Japan Co., Ltd., BlackRock Life Limited.

(7)
Based on the Schedule 13G filed with the SEC on January 30, 2023 by Barclays PLC, Barclays Bank PLC, Barclays Capital Inc. and Barclays Capital Securities Ltd. Barclays PLC has sole voting and dispositive power over, and may therefore be deemed to have beneficial ownership of, 3,371,298 shares. Barclays Bank PLC has sole voting and dispositive power over, and may therefore be deemed to have beneficial ownership of, 3,402,767 shares. Barclays Bank PLC, is a wholly-owned subsidiary of Barclays PLC. The securities being reported on by Barclays PLC, as a parent holding company, are owned, or may be deemed to be beneficially owned, by Barclays Bank PLC, a non-US banking institution registered with the Financial Conduct Authority authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom. Barclays Capital Inc. has sole voting and dispositive power over, and may therefore be deemed to have beneficial ownership of, 3,703 shares. Barclays Capital Securities Ltd has sole voting and dispositive power over, and may therefore be deemed to have beneficial ownership of, 27,766 shares.

(8)
Includes 528,750 shares subject to options exercisable within 60 days of March 6, 2023.

(9)
Includes 150,000 shares subject to options exercisable within 60 days of March 6, 2023.

(10)
Includes: (i) 71,333 shares subject to options exercisable within 60 days of March 6, 2023 and (ii) 9,852 RSUs subject to release within 60 days of March 6, 2023.

(11)
Includes: (i) 71,333 shares subject to options exercisable within 60 days of March 6, 2023 and (ii) 9,852 RSUs subject to release within 60 days of March 6, 2023.

(12)
Includes: (i) 71,333 shares subject to options exercisable within 60 days of March 6, 2023 and (ii) 9,852 RSUs subject to release within 60 days of March 6, 2023.

(13)
Includes: (i) 59,333 shares subject to options exercisable within 60 days of March 6, 2023 and (ii) 9,852 RSUs subject to release within 60 days of March 6, 2023.

(14)
Includes: (i) 46,333 shares subject to options exercisable within 60 days of March 6, 2023 and (ii) 9,852 RSUs subject to release within 60 days of March 6, 2023.

(15)
Includes: (i) 60,833 shares subject to options exercisable within 60 days of March 6, 2023 and (ii) 9,852 RSUs subject to release within 60 days of March 6, 2023.

(16)
Includes: (i) 6,999 shares subject to options exercisable within 60 days of March 6, 2023 and (ii) 1,688 RSUs subject to release within 60 days of March 6, 2023.

(17)
Includes: (i) 71,333 shares subject to options exercisable within 60 days of March 6, 2023 and (ii) 9,852 RSUs subject to release within 60 days of March 6, 2023.

(18)
Based on Form 4s filed by Mr. Hindman and information maintained by us. Open market purchases or sales, if any, by Mr. Hindman of our shares since the date that he ceased serving as our Chief Financial Officer are not known by us or reported in the table.

(19)
Based on Form 4s filed by Dr. Brady and information maintained by us. Open market purchases or sales, if any, by Dr. Brady of our shares since the date that she ceased serving as the President of Theravance Biopharma Ireland Ltd. are not known by us or reported in the table.

(20)
Includes an aggregate of (i) 1,137,582 shares subject to options exercisable within 60 days of March 6, 2023, and (ii) 70,652 RSUs subject to release within 60 days of March 6, 2023. Excludes the shares beneficially owned by Mr. Hindman who separated from us on December 31, 2022 and the shares beneficially owned by Dr. Brady who separated from us on February 28, 2022.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2022 with respect to our ordinary shares that may be issued under our existing equity compensation plans.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders	6,447,580(1)	19.65(3)	9,619,384(4)(5)
Equity compensation plans not approved by shareholders	74,160(2)	15.62	345,861
Total	6,521,740	19.53	9,965,245

(1)
Includes 2,337,733 shares issuable upon exercise of outstanding options and 4,109,847 shares issuable upon vesting of outstanding RSUs.

(2)
Includes 74,160 shares issuable upon exercise of outstanding options and no outstanding RSUs.

(3)
Does not take into account outstanding RSUs as these awards have no exercise price.

(4)
Includes 2,540,151 ordinary shares available under our Employee Share Purchase Plan.

(5)
On January 1st of each year, commencing on January 1, 2015 and ending on and including January 1, 2023, the number of authorized ordinary shares under our 2013 Equity Incentive Plan automatically increases by a number of ordinary shares equal to the least of (i) 5% of the total number of outstanding ordinary shares on December 31st of the prior year, (ii) 3,428,571 ordinary shares or (iii) a number of ordinary shares determined by our board of directors. On January 1st of each year, commencing on January 1, 2015 and ending on and including January 1, 2033, the number of authorized ordinary shares under our Employee Share Purchase Plan automatically increases by a number of ordinary shares equal to the least of (i) 1% of the total number of outstanding ordinary shares on December 31st of the prior year, (ii) 571,428 ordinary shares or (iii) a number of ordinary shares determined by our board of directors.

The Theravance Biopharma, Inc. 2014 New Employee Equity Incentive Plan (“2014 Plan”) is a non- shareholder approved plan, which was adopted by our board of directors on October 22, 2014 and is intended to satisfy the requirements of Nasdaq Listing Rule 5635(c)(4) or any successor thereto. Nonstatutory share options, share appreciation rights, restricted shares and share units may be granted under the 2014 Plan to new employees of Theravance Biopharma. Our board of directors authorized 750,000 of our ordinary shares for issuance under the 2014 Plan. All option grants made pursuant to the plan must have an exercise price per share of no less than 100% of the fair market value per ordinary share on the grant date. Each option or other equity incentive award granted pursuant to the plan will vest in installments over the holder’s period of service with us. Additional features of the 2014 Plan are described in Note 12 to our consolidated financial statements in our Annual Report on Form 10-K filed on March 1, 2023.

RELATED PARTY TRANSACTIONS
In addition to the compensation arrangements with our directors and executive officers described elsewhere in this proxy statement, the following is a description of each transaction since January 1, 2022 and each currently proposed transaction in which:
•
we have been or are to be a participant;

•
the amount involved exceeds or will exceed $120,000; and

•
any of our directors, executive officers or holders of more than 5% of our shares, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers and certain other employees. The indemnification agreements will provide that we indemnify each of our directors, executive officers and such other employees against any and all expenses incurred by that director, executive officer, or other employee because of his or her status as one of our directors, executive officers, or other employees, to the fullest extent permitted by applicable law and our Amended and Restated Memorandum and Articles of Association. In addition, the indemnification agreements provide that, to the fullest extent permitted by the applicable laws, we will advance all expenses incurred by our directors, executive officers and other employees in connection with a legal proceeding.
GSK Repurchase
On September 20, 2022, we repurchased 9,644,807 of our ordinary shares from GSK Finance (No.3) plc (“GSK Finance”), representing all of the ordinary shares that were owned by GSK Finance or its affiliates. The purchase price under the Share Repurchase Agreement was $9.75 per share, resulting in total consideration of approximately $94.0 million. When this transaction occurred, GSK Finance beneficially owned more than 5% of our ordinary shares.
Review, Approval or Ratification of Transactions with Related Persons
Transactions, arrangements or relationships in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest are subject to review, approval or ratification by our audit committee or the independent members of our board of directors. Our board of directors has adopted written policies and procedures with respect to related person transactions and our audit committee has the principal responsibility for reviewing related person transactions. In conformance with SEC regulations, these policies and procedures define related persons to include our executive officers, our directors and nominees to become a director of our company, any person who is known to us to be the beneficial owner of more than 5% of any class of our voting securities, any immediate family member of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner or in which such person has a 5% or greater beneficial ownership interest. As set forth in our policies and procedures, it is our general policy to approve or ratify related person transactions only when the board of directors or a committee of the board of directors determines that the transaction is in, or is not inconsistent with, our and our shareholders’ best interests, including situations where we may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party.

AUDIT COMMITTEE REPORT
The information contained in the following report of Theravance Biopharma’s audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by Theravance Biopharma under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Theravance Biopharma specifically incorporates it by reference.
Role of the Audit Committee
The audit committee operates under a written charter adopted by our board of directors. The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for reviewing our disclosure controls and processes, and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards. A more detailed description of the functions and responsibilities of the audit committee can be found in Theravance Biopharma’s audit committee charter, published on the corporate governance section of Theravance Biopharma’s website at www.theravance.com.
The audit committee oversees our financial reporting process on behalf of the board of directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.
Review of Audited Financial Statements for the Year Ended December 31, 2022
The audit committee has reviewed and discussed with Theravance Biopharma’s management and Ernst & Young LLP the audited consolidated financial statements of Theravance Biopharma for the year ended December 31, 2022. The audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC regarding communications between our independent registered public accounting firm and audit committee.
The audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP its independence from Theravance Biopharma, Inc.
In performing its functions, the audit committee acts in an oversight capacity and necessarily relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, Ernst & Young LLP, who in their report express an opinion on the conformity of our annual financial statements with accounting principles generally accepted in the United States and the effectiveness of our internal control over financial reporting. It is not the duty of the audit committee to plan or conduct audits, to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess or determine the effectiveness of our internal control over financial reporting.
Within this framework, the audit committee has reviewed and discussed with management Theravance Biopharma’s audited financial statements as of and for the year ended December 31, 2022 and its internal control over financial reporting. The audit committee has also discussed with the independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board. In addition, the audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in Theravance Biopharma’s annual report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.
Submitted by the audit committee
Burton G. Malkiel, Ph.D., Chairman
Eran Broshy
Donal O’Connor
Deepika R. Pakianathan, Ph.D.

OTHER MATTERS
We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the white proxy card to vote the shares they represent as recommended by the board of directors.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a white proxy card in the envelope provided.
THE BOARD OF DIRECTORS
March [  ], 2023

APPENDIX A —  Amended and Restated 2013 Equity Incentive Plan
Theravance Biopharma, Inc.
2013 Equity Incentive Plan
(Originally Adopted Effective October 22, 2013, Amended & Restated Effective February 14, 2023)

Theravance Biopharma, Inc.
2013 Equity Incentive Plan
ARTICLE I.   INTRODUCTION.
The Plan was originally adopted by the Board and effective on October 22, 2013, although no awards were granted prior to the Registration Date. The Plan as most recently amended and restated was adopted by the Board on February 14, 2023 and shall be effective on the Restatement Effective Date in accordance with Section 16.1. The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications, and (c) linking Employees, Outside Directors and Consultants directly to shareholder interests through increased share ownership. The Plan seeks to achieve this purpose by providing for the following Awards: (i) Options (which may constitute ISOs or NSOs), (ii) SARs, (iii) Restricted Shares, (iv) Share Units and (v) Performance Cash Awards.
The Plan shall be governed by, and construed in accordance with, the laws of the Cayman Islands (except its choice-of-law provisions).
ARTICLE II.   ADMINISTRATION.
2.1    General.   The Plan may be administered by the Board or one or more Committees. Each Committee shall have the authority and be responsible for such functions as have been assigned to it. To the extent permitted by law, a Committee may delegate to one or more of its members, to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee, the subcommittee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee, the subcommittee or such person may have under this Plan.
2.2    Section 16.   To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Exchange Act Rule 16b-3.
2.3    Powers of Administrator.   Subject to the terms of the Plan, and in the case of a Committee, subject to the specific duties delegated to the Committee, the Administrator shall have the authority to (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) determine whether and to what extent any performance goals have been attained, (d) interpret the Plan and Awards granted under the Plan, (e) make, amend and rescind rules relating to the Plan and Awards granted under the Plan, including rules relating to sub-plans established for the purposes of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, (f) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any Ordinary Shares issued pursuant to an Award, including restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales, and (g) make all other decisions relating to the operation of the Plan and Awards granted under the Plan.
2.4   Effect of Administrator’s Decisions.   The Administrator’s decisions, determinations and interpretations shall be final and binding on all Employees, Outside Directors and Consultants and any other holders of Awards.
ARTICLE III.   SHARES AVAILABLE FOR GRANTS.
3.1   Basic Limitation.   Ordinary Shares issued pursuant to the Plan may be authorized but unissued shares. Subject to adjustment as provided in Article 11 and the share counting provisions in Sections 3.2 and 3.3 below, the aggregate number of Ordinary Shares that may be issued pursuant to Share Awards granted under the Plan shall not exceed 26,032,129 shares. The Company shall reserve and keep available such number of Ordinary Shares as will be sufficient to satisfy the requirements of the Plan.

3.2    Share Counting.   If Restricted Shares or Ordinary Shares issued upon the exercise of Options under the Plan are forfeited (or surrendered as a matter of Cayman Islands law) or repurchased, then such Ordinary Shares shall again become available for issuance under the Plan. If Share Units, Options or SARs under the Plan are forfeited (or surrendered as a matter of Cayman Islands law), settled in cash (in whole or in part) or terminate for any other reason before being exercised or settled in full, then the corresponding Ordinary Shares shall again become available for issuance under the Plan. If SARs are exercised, then only the number of Ordinary Shares (if any) actually issued to the Participant in settlement of such SARs shall reduce the number available under Article 3.1 and the balance shall again become available for issuance under the Plan. Ordinary Shares applied to pay the Exercise Price of Options or to satisfy tax withholding obligations related to any Award shall thereafter be available for issuance under the Plan. To the extent that an Award is settled in cash rather than Ordinary Shares, the cash settlement shall not reduce the number of Ordinary Shares available for issuance under the Plan.
3.3   Shares Subject to Substituted Awards.   The number of Ordinary Shares subject to Substitute Awards granted by the Company shall not reduce the number of Ordinary Shares that may be issued under Section 3.1, nor shall shares subject to Substitute Awards again be available for Awards under the Plan to the extent of any forfeiture (or surrender as a matter of Cayman Islands law), expiration or cash settlement as provided under Section 3.2. Additionally, to the extent permitted by Nasdaq Marketplace Rule 5635(c) or any successor thereto, in the event that a company acquired by the Company, a Subsidiary or any Affiliate or with which the Company, a Subsidiary or any Affiliate combines has shares available for awards or grants under one or more pre-existing plans not adopted in contemplation of such acquisition or combination and previously approved by the acquired entity’s shareholders, then, to the extent determined by the Administrator, the shares available for award or grant pursuant to the terms of such pre-existing plan(s) (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of the securities of the entities that are parties to such acquisition or combination) may be used for Share Awards under the Plan and shall not reduce the number of Ordinary Shares that may be issued under Section 3.1; provided however, that Share Awards using such shares shall not be made after the date awards or grants could have been made under the terms of such pre-existing plan(s), absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing service to the Company or its Affiliates immediately prior to such acquisition or combination.
3.4   Certain Share Limits.   Subject to adjustment in accordance with Article 11:
(a)   No more than 4,500,000 Ordinary Shares may be issued under the Plan upon the exercise of ISOs; and
(b)   The aggregate number of Ordinary Shares subject to Options and SARs that may be granted under this Plan during any fiscal year to any one Outside Director shall not exceed 228,571. The aggregate number of Ordinary Shares subject to Share Awards other than Options and SARs that may be granted under this Plan during any fiscal year to any one Outside Director shall not exceed 228,571.
ARTICLE IV.   ELIGIBILITY.
4.1   ISOs.   Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding shares of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.
4.2   Other Grants.   Awards other than ISOs may only be granted to Employees, Outside Directors and Consultants.
ARTICLE V.   OPTIONS.
5.1   Option Agreement. Each grant of an Option under the Plan shall be evidenced by an Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.
5.2   Number of Shares.   Each Option Agreement shall specify the number of Ordinary Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 11.
5.3   Exercise Price.   Each Option Agreement shall specify the Exercise Price; provided that the Exercise Price shall in no event be less than 100% of the Fair Market Value of an Ordinary Share on the date of grant nor shall the Exercise Price be less than the par value of an Ordinary Share. This Section 5.3 shall not apply to an Option that is a Substitute Award granted in a manner that would satisfy the requirements of Sections 409A, 424(a) and/or 457A of the Code, to the extent applicable.
5.4   Exercisability and Term.   Each Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. Such date or event may be determined by the satisfaction of performance conditions established by the Administrator. An Option Agreement may provide for the automatic exercise of the Option. The Option Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed 10 years from the date of grant. An Option Agreement may provide for accelerated exercisability in the event of a Change in Control, the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.
5.5   Modification or Assumption of Options.   Within the limitations of the Plan, including the limitations in Section 5.6, the Administrator may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.
5.6    No Repricing.   Notwithstanding anything to the contrary in the Plan, the Administrator shall not, without the approval of the shareholders of the Company, (i) reduce the Exercise Price of any previously granted Option, (ii) cancel any previously granted Option in exchange for cash or another award if the Exercise Price of such Option exceeds the Fair Market Value of an Ordinary Share on the date of such cancellation, or (iii) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Ordinary Shares are then listed, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Article 11.
5.7   Buyout Provisions.   Within the limitations of the Plan, including the limitations in Section 5.6, the Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.
ARTICLE VI.   PAYMENT FOR OPTION SHARES.
6.1   General Rule.   The entire Exercise Price of Ordinary Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time such Ordinary Shares are purchased, except that the Administrator at its sole discretion may accept payment of the Exercise Price in any other form(s) described in this Article 6. However, if the Optionee is an Outside Director or executive officer of the Company, he or she may pay the Exercise Price in a form other than cash or cash equivalents only to the extent permitted by section 13(k) of the Exchange Act.
6.2   Surrender of Shares.   With the Administrator’s consent, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Ordinary Shares that are already owned by the Optionee. As a matter of Cayman Islands law, such surrender shall take effect as a repurchase if such Ordinary Shares that are already owned by the Optionee in consideration for the issue by the Company to the

Optionee of the Ordinary Shares to be issued upon exercise of the Options. Such Ordinary Shares shall be valued at their Fair Market Value on the date the new Ordinary Shares are purchased under the Plan.
6.3   Exercise/Sale.   With the Administrator’s consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Ordinary Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.
6.4   Exercise/Pledge.   With the Administrator’s consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Ordinary Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.
6.5   Net Exercise.   With the Administrator’s consent, all or any part of the Exercise Price and any withholding taxes may be paid through a net exercise procedure.
6.6   Promissory Note.   To the extent permitted by Section 13(k) of the Exchange Act, with the Administrator’s consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note.
6.7   Other Forms of Payment.   With the Administrator’s consent, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.
ARTICLE VII.   SHARE APPRECIATION RIGHTS.
7.1   SAR Agreement.   Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.
7.2   Number of Shares.    Each SAR Agreement shall specify the number of Ordinary Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 11.
7.3   Exercise Price.   Each SAR Agreement shall specify the Exercise Price which shall not be less than 100% of the Fair Market Value of an Ordinary Share on the date of grant nor shall the Exercise Price be less than the par value of an Ordinary Share. The preceding sentence shall not apply to an SAR that is a Substitute Award granted in a manner that would satisfy the requirements of Sections 409A, 424(a) and/or 457A of the Code, to the extent applicable. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.
7.4   Exercisability and Term.    Each SAR Agreement shall specify the date all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR; provided that the term of a SAR shall in no event exceed 10 years from the date of grant. An SAR Agreement may provide for accelerated exercisability in the event of a Change in Control, the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.
7.5   Exercise of SARs.   Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Ordinary Shares, (b) cash or (c) a combination of Ordinary Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Ordinary Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Ordinary Shares subject to the SARs exceeds the Exercise Price. If, on the date an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.
7.6   Modification or Assumption of SARs.   Within the limitations of the Plan, including the limitations in Section 7.7, the Administrator may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.
7.7   No Repricing.   The Administrator shall not, without the approval of the shareholders of the Company, (i) reduce the Exercise Price of any previously granted SAR, (ii) cancel any previously granted SAR in exchange for cash or another award if the Exercise Price of such SAR exceeds the Fair Market Value of an Ordinary Share on the date of such cancellation, or (iii) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Ordinary Shares are then listed, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Article 11.
7.8   Buyout Provisions.   Within the limitations of the Plan, including the limitations in Section 7.7, the Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an SAR previously granted or (b) authorize an Optionee to elect to cash out an SAR previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.
ARTICLE VIII.   RESTRICTED SHARES.
8.1   Restricted Share Agreement.   Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Agreements entered into under the Plan need not be identical.
8.2   Payment for Awards.   Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, property, full-recourse promissory notes, past services, future services and such other methods of payment as are permitted by applicable laws, regulations and rules. If the Participant is an Outside Director or executive officer of the Company, he or she may pay for Restricted Shares with a promissory note only to the extent permitted by section 13(k) of the Exchange Act. Within the limitations of the Plan, the Administrator may accept the cancellation of outstanding options in return for the grant of Restricted Shares.
8.3   Vesting Conditions.   Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Agreement. The Administrator may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified performance period equal or exceed a target determined in advance by the Administrator. The Administrator shall determine such performance. Such target shall be based on one or more of the criteria set forth in Appendix A or such other criteria selected by the Administrator. A Restricted Share Agreement may provide for accelerated vesting in the event of a Change in Control, the Participant’s death, disability or retirement or other events.
8.4   Voting and Dividend Rights.   The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other shareholders. A Restricted Share Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Cash dividends with respect to any Restricted Shares and any other property (other than cash) distributed as a dividend or otherwise with respect to Restricted Shares shall be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Shares with respect to which such cash, shares or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.
ARTICLE IX.   SHARE UNITS AND PERFORMANCE CASH AWARDS.
9.1   Share Unit Agreement.   Each grant of Share Units under the Plan shall be evidenced by a Share Unit Agreement between the recipient and the Company. Such Share Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Share Unit Agreements entered into under the Plan need not be identical. Share Units may be granted in consideration of a reduction in the recipient’s other compensation.
9.2   Payment for Awards.   To the extent that an Award is granted in the form of Share Units, no cash consideration shall be required of the Award recipients.
9.3   Vesting Conditions.   Each Award of Share Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Share Unit Agreement. The Administrator may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified performance period equal or exceed a target determined in advance by the Administrator. The Administrator shall determine such performance. Such target shall be based on one or more of the criteria set forth in Appendix A or such other criteria selected by the Administrator. A Share Unit Agreement may provide for accelerated vesting in the event of a Change in Control, the Participant’s death, disability or retirement or other events.
9.4   Voting and Dividend Rights.   The holders of Share Units shall have no voting rights. Prior to settlement or forfeiture, any Share Unit awarded under the Plan may, at the Administrator’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Ordinary Share while the Share Unit is outstanding. Dividend equivalents may be converted into additional Share Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Ordinary Shares, or in a combination of both. Notwithstanding the foregoing, dividend equivalents with respect to any Share Units shall be subject to the same conditions and restrictions as the Share Units to which they attach.
9.5   Form and Time of Settlement of Share Units.    Settlement of vested Share Units may be made in the form of (a) cash, (b) Ordinary Shares or (c) any combination of both, as determined by the Administrator. The actual number of Share Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Share Units into cash may include (without limitation) a method based on the average Fair Market Value of Ordinary Shares over a series of trading days. Vested Share Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Share Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Share Units is settled, the number of such Share Units shall be subject to adjustment pursuant to Article 11.
9.6   Death of Recipient.   Any Share Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of Share Units under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Share Units that become payable after the recipient’s death shall be distributed to the recipient’s estate.
9.7   Modification or Assumption of Share Units.   Within the limitations of the Plan, the Administrator may modify or assume outstanding share units or may accept the cancellation of outstanding share units (whether granted by the Company or by another issuer) in return for the grant of new share units for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a Share Unit shall, without the consent of the Participant, materially impair his or her rights or obligations under such Share Unit.

9.8   Creditors’ Rights.   A holder of Share Units shall have no rights other than those of a general creditor of the Company. Share Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Share Unit Agreement.
9.9   Performance Cash Awards.   A Performance Cash Award is a cash award that may be granted upon the attainment of certain performance goals for a specified performance period. The Administrator shall determine such performance. The goals applicable to a Performance Cash Award shall be based on one or more of the criteria set forth in Appendix A or such other criteria selected by the Administrator. Each Performance Cash Award shall be set forth in a written agreement or in a resolution duly adopted by the Administrator which shall contain provisions determined by the Administrator and not inconsistent with the Plan. The terms of various Performance Cash Awards need not be identical. The Administrator may determine, at the time of granting a Performance Cash Award or thereafter, that all or part of such Performance Cash Award shall become earned and payable in the event that the Company is subject to a Change in Control before the Participant’s service terminates or as otherwise determined by the Administrator in special circumstances.
ARTICLE X.   CHANGE IN CONTROL.
10.1   Effect of Change in Control.   Unless the Administrator provides otherwise in an Option Agreement, SAR Agreement, Restricted Share Agreement or Share Unit Agreement, in the event of any Change in Control, each outstanding Share Award shall automatically accelerate so that each such Share Award shall, immediately prior to the effective date of the Change in Control, become fully vested and exercisable for all of the Ordinary Shares at the time subject to such Share Award and may be exercised for any or all of those fully-vested Ordinary Shares. However, an outstanding Share Award shall not so accelerate if and to the extent such Share Award is, in connection with the Change in Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable award from the successor corporation (or parent thereof). The determination of award comparability shall be made by the Administrator, and its determination shall be final, binding and conclusive.
10.2   Acceleration.   The Administrator shall have the discretion, exercisable either at the time the Share Award is granted or at any time while the Share Award remains outstanding, to provide for the automatic acceleration of vesting upon the occurrence of a Change in Control, whether or not the Share Award is to be assumed or replaced in the Change in Control, or in connection with a termination of a Participant’s service preceding or following a Change in Control.
ARTICLE XI.    PROTECTION AGAINST DILUTION.
11.1   Adjustments.   In the event of a subdivision of the outstanding Ordinary Shares, a declaration of a dividend payable in Ordinary Shares or a combination or consolidation of the outstanding Ordinary Shares (by reclassification or otherwise) into a lesser number of Ordinary Shares, corresponding adjustments shall automatically be made in each of the following:
(a)   The number and kind of shares available for issuance under Article 3, including the numerical share limitations in Section 3.1 and 3.4;
(b)   The number and kind of shares covered by each outstanding Option, SAR and Share Unit; and
(c)   The Exercise Price under each outstanding Option and SAR, and the repurchase price, if any, applicable to outstanding Restricted Shares.
In the event of a declaration of an extraordinary dividend payable in a form other than Ordinary Shares in an amount that has a material effect on the price of Ordinary Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Any adjustment in the number of and kind of shares subject to a Share Award under this Section 11.1 shall be rounded down to the nearest whole share, although the Administrator in its sole discretion may make a cash payment in lieu of a fractional share. Except as provided in this Article 11, a Participant shall have no rights by reason of any issue by the Company of shares of any class or securities convertible into shares of any class, any subdivision or consolidation of shares of any class, the payment of any share dividend or any other increase or decrease in the number of shares of any class.
11.2   Dissolution or Liquidation.   To the extent not previously exercised or settled, Options, SARs and Share Units shall terminate immediately prior to the dissolution or liquidation of the Company.
11.3   Reorganizations.   In the event that the Company is a party to a merger, consolidation, or a Change in Control (other than one described in Section 17.6(c)), all outstanding Share Awards shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Share Awards (or portions thereof) in an identical manner. The treatment specified in the transaction agreement or by the Administrator shall include (without limitation) one or more of the following with respect to each outstanding Share Award:
(a)   The continuation of such outstanding Share Award by the Company (if the Company is the surviving entity).
(b)   The assumption of such outstanding Share Award by the surviving entity or its parent (with respect to Options and SARs, in a manner that complies with applicable tax requirements).
(c)   The substitution by the surviving entity or its parent of an equivalent award for such outstanding Share Award (with respect to Options and SARs, in a manner that complies with applicable tax requirements), including (but not limited to) an award to acquire the same consideration paid to the holders of Ordinary Shares in the transaction.
(d)   Full exercisability of such outstanding Share Award and full vesting of the Ordinary Shares subject to such Share Award, followed by the cancellation of such Share Award. The full exercisability of such Share Award and full vesting of the Ordinary Shares subject to such Share Award may be contingent on the closing of the transaction. The Participant shall be able to exercise such Share Award during a period of not less than five full business days preceding the closing date of such transaction, unless (i) a shorter period is required to permit a timely closing of such transaction and (ii) such shorter period still offers the Participant a reasonable opportunity to exercise such Share Award. Any exercise of such Share Award during such period may be contingent on the closing of such transaction.
(e)   The cancellation of such outstanding Share Award and a payment to the Participant with respect to each Ordinary Share subject to the Share Award as of the transaction date equal to the excess of (i) the value, as determined by the Administrator in its discretion, of the property (including cash) received by the holder of an Ordinary Share as a result of the transaction over (ii) if applicable, the per-share Exercise Price of the Share Award (such excess, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent with a value equal to the Spread. Such payment may be subject to vesting based on the Participant’s continuing service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Share Award would have become exercisable or such Ordinary Shares would have vested. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of the Company’s Ordinary Shares. If the Spread applicable to a Share Award is zero or a negative number, then such Share Award may be cancelled without making a payment to the Participant. In the event that a Share Unit is subject to Code Section 409A, the payment described in this clause (e) shall be made on the settlement date specified in the applicable Share Unit Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation Section 1.409A-3(j)(4).
(f)   The assignment of any reacquisition or repurchase rights held by the Company in respect of an award of Restricted Shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such reacquisition or repurchase rights.

Any action taken under this Section 11.3 shall either preserve a Share Award’s status as exempt from Code Section 409A and/or 457A (as applicable) or comply with Code Section 409A and/or 457A (as applicable).
ARTICLE XII.    AWARDS UNDER OTHER PLANS.
The Company may grant awards under other plans or programs. Such awards may be settled in the form of Ordinary Shares issued under this Plan. Such Ordinary Shares shall be treated for all purposes under the Plan like Ordinary Shares issued in settlement of Share Units and shall, when issued, reduce the number of Ordinary Shares available under Article 3.
ARTICLE XIII.   PAYMENT OF FEES IN SECURITIES.
13.1   Effective Date.   No provision of this Article 13 shall be effective unless and until the Board has determined to implement such provision.
13.2    Elections to Receive NSOs, Restricted Shares or Share Units.   An Outside Director may elect to receive his or her annual retainer payments or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Share Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Share Units shall be issued under the Plan. An election under this Article 13 shall be filed with the Company on the prescribed form.
13.3   Number and Terms of NSOs, Restricted Shares or Share Units.   The number of NSOs, Restricted Shares or Share Units to be granted to Outside Directors in lieu of annual retainers or meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The Board shall also determine the terms of such NSOs, Restricted Shares or Share Units.
ARTICLE XIV.    LIMITATION ON RIGHTS.
14.1   No Retention Rights.   Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company’s articles of association and by-laws and a written employment agreement (if any).
14.2   Shareholders’ Rights.   A Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Ordinary Shares covered by his or her Award prior to the time that a Participant is listed on the register of members of the Company as the holder of such Ordinary Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.
14.3   Regulatory Requirements.   Any other provision of the Plan notwithstanding, the obligation of the Company to issue Ordinary Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Ordinary Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Ordinary Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed necessary by the Company’s counsel to be necessary to the lawful issuance and sale of any Ordinary Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Ordinary Shares as to which such requisite authority will not have been obtained.
14.4   Transferability of Awards.   The Administrator may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable law. Unless otherwise determined by the Administrator, Awards shall be transferable by a Participant only by (a) beneficiary designation, (b) a will or (c) the laws of descent and distribution. An ISO may only be transferred by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

14.5   Recoupment of Awards.   All Awards granted under the Plan, all amounts paid under the Plan and all Ordinary Shares issued under the Plan shall be subject to recoupment in accordance with The Dodd — Frank Wall Street Reform and Consumer Protection Act and any implementing regulations and/or listing standards thereunder, any compensation recovery policy adopted by the Company or as otherwise required by applicable law.
ARTICLE XV.    WITHHOLDING TAXES.
15.1   General.   To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Ordinary Shares or make any cash payment under the Plan unless such obligations are satisfied.
15.2   Share Withholding.   To the extent that applicable law subjects a Participant to tax withholding obligations, the Administrator may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Ordinary Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Ordinary Shares that he or she previously acquired. Such Ordinary Shares shall be valued at their Fair Market Value on the date they are withheld or surrendered.
15.3   Section 409A and 457A Matters.   Except as otherwise set forth in an Award Agreement, it is intended that Awards granted under the Plan either be exempt from, or comply with, the requirements of Section 409A of the Code. To the extent an Award is subject to Section 409A of the Code, the terms of the Plan, the Award and any written agreement governing the Award shall be interpreted to comply with the requirements of Section 409A of the Code so that the Award is not subject to additional tax or interest under Section 409A, unless the Administrator expressly provides otherwise. An Award that is subject to Section 409A of the Code shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order for it to comply with the requirements of Section 409A of the Code. In this regard, if any amount under an Award that is subject to Section 409A of the Code is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Section 409A of the Code), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Section 409A(a)(1) of the Code. Except as otherwise set forth in an Award Agreement, it is intended that Awards granted under the Plan be exempt from Section 457A of the Code.
ARTICLE XVI.    FUTURE OF THE PLAN.
16.1   Effective Date; Term of the Plan.   The Plan was originally adopted by the Board and effective on October 22, 2013. The Plan as most recently amended and restated was adopted by the Board on February 14, 2023 and shall be effective on the date of the approval of the Plan, as amended and restated, by the holders of the shares entitled to vote at a duly constituted meeting of the shareholders of the Company (the “Restatement Effective Date”). The Plan shall remain in effect until the earlier of (a) the date the Plan is terminated under Section 16.2 or (b) the 10th anniversary of the date the Board adopted the amended and restated plan.
16.2   Amendment or Termination.   The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not materially impair any Award previously granted under the Plan without such holder’s consent.
16.3   Shareholder Approval.   An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules, including the rules and regulations of the principal U.S. national securities exchange on which the Ordinary Shares are traded.
ARTICLE XVII. DEFINITIONS.
17.1   “Administrator” means the Board or any Committee administering the Plan in accordance with Article 2.

17.2   “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
17.3   “Award” means any award of a Share Award or a Performance Cash Award under the Plan.
17.4   “Award Agreement” means an Option Agreement, an SAR Agreement, a Restricted Share Agreement, a Share Unit Agreement or such other agreement, including electronic communication, evidencing an Award granted under the Plan.
17.5   “Board” means the Company’s Board of Directors, as constituted from time to time.
17.6   “Change in Control” shall mean:
(a)   The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;
(b)   The sale, transfer or other disposition of all or substantially all of the Company’s assets;
(c)   A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either:
(i)   Had been directors of the Company on the date 12 months prior to the date of such change in the composition of the Board (the “Original Directors”) or
(ii)   Were appointed to the Board, or nominated for election to the Board, with the affirmative votes of at least a majority of the aggregate of (A) the Original Directors who were in office at the time of their appointment or nomination and (B) the directors whose appointment or nomination was previously approved in a manner consistent with this Paragraph (ii); or
(d)   Any transaction as a result of which any person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Paragraph (d), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.
A transaction shall not constitute a Change in Control if its sole purpose is to change the country or state, as applicable, of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Section 409A of the Code, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A of the Code.
17.7   “Code” means the Internal Revenue Code of 1986, as amended.
17.8   “Committee” means a committee of one or more members of the Board, or of other individuals satisfying applicable laws, appointed by the Board to administer the Plan.
17.9   “Company” means Theravance Biopharma, Inc., a Cayman Islands exempted limited liability company.
17.10   “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

17.11   “Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.
17.12   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
17.13   “Exercise Price,” in the case of an Option, means the amount for which one Ordinary Share may be purchased upon exercise of such Option, as specified in the applicable Option Agreement. “Exercise Price,” in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Ordinary Share in determining the amount payable upon exercise of such SAR.
17.14   “Fair Market Value” means the closing selling price of one Ordinary Share on Nasdaq or any other established stock exchange or national market system on the applicable date or, if the applicable date is not a trading day, on the last trading day prior to the applicable date, as reported in a source that the Administrator deems reliable. If the Ordinary Shares are no longer traded on an established stock exchange or a national market system, the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate. Such determination shall be conclusive and binding on all persons.
17.15   “ISO” means an incentive stock option described in section 422(b) of the Code.
17.16   “NSO” means an option not described in sections 422 or 423 of the Code.
17.17   “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Ordinary Shares.
17.18   “Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.
17.19   “Optionee” means an individual who or estate that holds an Option or SAR.
17.20   “Ordinary Shares” means the ordinary shares of the Company.
17.21   “Outside Director” shall mean a member of the Board who is not an Employee.
17.22   “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
17.23   “Participant” means an individual who or estate that holds an Award.
17.24   “Performance Cash Award” means an award of cash granted under Section 9.8 of the Plan.
17.25   “Plan” means this Theravance Biopharma, Inc. 2013 Equity Incentive Plan, as amended from time to time.
17.26   “Registration Date” means the effective date of the registration statement filed by the Company with the Securities and Exchange Commission pursuant to Form 10.
17.27   “Restricted Share” means an Ordinary Share awarded under Article 8 of the Plan.
17.28   “Restricted Share Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.
17.29   “SAR” means a share appreciation right granted under the Plan.
17.30   “SAR Agreement” means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.
17.31   “Share Award” means any award of an Option, an SAR, a Restricted Share or a Share Unit under the Plan.

17.32   “Share Unit” means a bookkeeping entry representing the equivalent of one Ordinary Share, as awarded under the Plan.
17.33   “Share Unit Agreement” means the agreement between the Company and the recipient of a Share Unit which contains the terms, conditions and restrictions pertaining to such Share Unit.
17.34   “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
17.35   “Substitute Awards” means Awards or Ordinary Shares issued by the Company in assumption of, or substitution or exchange for, Awards previously granted, or the right or obligation to make future awards, in each case by a corporation acquired by the Company, a Subsidiary or any Affiliate or with which the Company, a Subsidiary or any Affiliates combines to the extent permitted by NASDAQ Marketplace Rule 5635 or any successor thereto.

Appendix A
Performance Criteria and Other Terms and Conditions Relating to
Certain Restricted Shares, Share Units and Performance Cash Awards
If the Administrator determines that an Award of Restricted Shares or Share Units or a Performance Cash Award is intended to be subject to this Appendix A, the lapsing of restrictions thereon and the distribution of cash, Ordinary Shares or other property pursuant thereto, as applicable, may be subject to the achievement of one or more objective performance goals established by the Administrator, which may be based on the attainment of specified levels of one or any combination of the following: share price; net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Ordinary Shares or any other publicly-traded securities of the Company; market share; gross profits; net profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; shareholders equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; drug discovery or development milestones; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities, successfully executing an advisory committee meeting or similar proceeding, or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer); initiation or completion of pre-clinical studies; clinical achievements (including initiating clinical studies; initiating enrollment, completing enrollment or enrolling particular numbers of subjects in clinical studies; completing phases of a clinical study (including the treatment phase); or announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally); strategic partnerships, research joint ventures, licenses, collaborations or comparable transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products or development candidates (including with group purchasing organizations, distributors and other vendors)); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products or development candidates); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; factoring transactions; royalty monetizations, sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research (including pre-clinical achievements, nominating a development candidate or initiating a new full discovery program), development, manufacturing (including initiating formulation or device development work or finalizing API or drug product processes), commercialization, development candidates, products or projects, safety, production volume levels, acquisitions and divestitures; factoring transactions; and recruiting and maintaining personnel; or any other financial or business measures as may be determined by the Administrator. In the areas of development, regulatory progress and commercialization, the achievements described above performed by a third party with which the Company has a licensing or collaborative agreement (a “Partner”), or relating to an asset in which the Company has an economic interest, shall apply to the Company. For example, if a Partner accomplishes development milestones, regulatory achievements, commercialization or sales targets with an asset within a program that is a subject of the licensing or collaboration agreement between the Company and the Partner, then such Partner’s accomplishments shall constitute achievements of the Company. Similarly, if an asset in which the Company has an economic interest, which asset is controlled by a third party, achieves development milestones, regulatory achievements, commercialization or sales targets, then such third party’s accomplishments with such asset shall constitute achievements of the Company. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the applicable performance goals unsuitable or requires an adjustment to the performance goals or achievement with respect to the performance goals, the Administrator may in its discretion modify such performance goals or the actual levels of achievement regarding the performance goals, in whole or in part, as the Committee deems appropriate and equitable. Without limiting the foregoing, in calculating results under any performance criterion, the Administrator may provide for exclusion of the impact of an event or occurrence which the Administrator determines should appropriately be excluded, including, but not limited to: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs and (e) any extraordinary, unusual or non-recurring items.

APPENDIX B — Amended and Restated Memorandum and Articles of Association
THE COMPANIES ~~LAW (2013 REVISION~~ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
THERAVANCE BIOPHARMA, INC.
ADOPTED BY SPECIAL RESOLUTION ~~passed~~EFFECTIVE ON ~~APRIL 28, 2014~~[DATE]

THE COMPANIES ~~LAW (2013 REVISION~~ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION
OF
THERAVANCE BIOPHARMA, INC.
ADOPTED BY SPECIAL RESOLUTION ~~passed~~EFFECTIVE ON ~~APRIL 28, 2014~~[DATE]
1
The name of the Company is Theravance Biopharma, Inc.

2
The Registered Office of the Company shall be at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other place as the Directors may from time to time decide.

3
The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the Companies ~~Law (2013 Revision~~Act (As Revised) or as the same may be revised from time to time, or any other law of the Cayman Islands.

4
The liability of each Member is limited to the amount from time to time unpaid on such Member's shares.

5
The authorised share capital of the Company is US$2,002.30 divided into 200,000,000 Ordinary Shares of a nominal or par value of US$0.00001 each and 230,000 Preferred Shares of a nominal or par value of US$0.00001 each with the power for the Company, insofar as is permitted by Statute, to redeem or purchase any of its shares and to increase or reduce the said capital subject to the provisions of the Companies ~~Law~~Act and the Articles of Association and to issue any part of its capital, whether original, redeemed or increased with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions and so that unless the conditions of issue shall otherwise expressly declare every issue of shares whether declared to be preference or otherwise shall be subject to the powers hereinbefore contained.

6
The Company has the power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7
Capitalized terms that are not defined in this Amended and Restated Memorandum of Association bear the same meaning as those given in the Amended and Restated Articles of Association of the Company.

THE COMPANIES ~~LAW (2013 REVISION~~ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
THERAVANCE BIOPHARMA, INC.
ADOPTED BY SPECIAL RESOLUTION ~~passed~~EFFECTIVE ON [DATE]
1
INTERPRETATION

1.1
In these Articles, unless otherwise defined, the defined terms shall have the meanings assigned to them as follows:

"Affiliate"	means (i) in the case of a natural person, such person's parents, parents-in-law, spouse, children or grandchildren, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by such person or any of the foregoing, (ii) in the case of an entity, a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity. The term "control" shall mean the ownership, directly or indirectly, of shares possessing more than fifty percent (50%) of the voting power of the corporation, or the partnership or other entity (other than, in the case of corporation, share having such power only by reason of the happening of a contingency), or having the power to control the management or elect a majority of members to the board of directors or equivalent decision-making body of such corporation, partnership or other entity.
"Articles"	means the Amended and Restated Articles of Association of the Company, including Exhibit A attached hereto, as from time to time altered or added to in accordance with the Statute and these Articles.
"Business Day"	means a day, excluding Saturdays or Sundays, on which banks in New York, U.S.A. are open for general banking business throughout their normal business hours.
"Commission"	means the Securities and Exchange Commission of the United States of America or any other federal agency for the time being administering the Securities Act.
"Company"	means Theravance Biopharma, Inc., a Cayman Islands company limited by shares.
"Company's Website"	means the website of the Company, the address or domain name of which has been notified to Members.
"Designated Stock Exchange"	means the Nasdaq Global Market or any other stock exchange or automated quotation system on which the Company's securities are then traded.
"Directors" and "Board of Directors" and "Board"	means the directors of the Company for the time being, or as the case may be, the Directors assembled as a Board or as a committee thereof.
"Exhibit A"	means Exhibit A attached to this Amended and Restated Memorandum and Articles of Association, as amended and restated from time to time, which exhibit shall be incorporated by reference herein.

"electronic"	means the meaning given to it in the Electronic Transactions ~~Law (2003 Revision~~Act (As Revised) of the Cayman Islands and any amendment thereto or re-enactments thereof for the time being in force and includes every other law incorporated therewith or substituted therefore.
"electronic record"	means the meaning given to it in the Electronic Transactions ~~Law (2003 Revision~~Act (As Revised) of the Cayman Islands and any amendment thereto or re-enactments thereof for the time being in force and includes every other law incorporated therewith or substituted therefore.
"electronic communication"	means electronic transmission to any number, address or internet website or other electronic delivery methods as otherwise decided and approved by not less than a majority vote of the Board.
"Exchange Act"	means the United States Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
"in writing"	includes writing, printing, lithograph, photograph, type-writing, electronic communication and every other mode of representing words or figures in a legible and non-transitory form and, only where used in connection with a notice served by the Company on Members or other persons entitled to receive notices hereunder, shall also include a record maintained in an electronic medium which is accessible in visible form so as to be useable for subsequent reference.
"Market Price"	means for any given day, the price quoted in respect of the Ordinary Shares on the Designated Stock Exchange of the close of trading on the previous trading day.
"Member"	means a person whose name is entered in the Register of Members as the holder of a share or shares.
"Memorandum of Association"	means the Amended and Restated Memorandum of Association of the Company, as amended and restated from time to time.
"month"	means the calendar month.
"Ordinary Resolution"	means a resolution passed by a simple majority of votes cast by such Members as, being entitled to do so, vote in person or, in the case of any Member being an organization, by its duly authorised representative or, where proxies are allowed, by proxy at a general meeting of the Company.
"Ordinary Shares"	means an Ordinary Share in the capital of the Company of US$0.00001 nominal or par value designated as Ordinary Shares, and having the rights provided for in these Articles.
"Preferred Shares"	~~Means~~means shares in the capital of the Company of US$0.00001 nominal or par value designated as Preferred Shares, and having the rights provided for in these Articles.
"Register of Members"	means the register maintained by the Company in accordance with section 40 of the Statute or any modification or re-enactment thereof for the time being in force.
"Seal"	means the common seal of the Company including any facsimile thereof.

"Securities Act"	means the Securities Act of 1933 of the United States of America, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
"Series A Preferred Shares"	~~Means~~means Preferred Shares designated as Series A Junior Participating Preferred Shares pursuant to Article 3.2.
"share"	means any share in the capital of the Company, including the Ordinary Shares and shares of other classes.
"signed"	means includes a signature or representation of a signature affixed by mechanical means or an electronic symbol or process attached to or logically associated with an electronic communication and executed or adopted by a person with the intent to sign the electronic communication.
"Special Resolution"	means a resolution shall be a special resolution when it has been passed by not less than two-thirds of votes cast by such Members as, being entitled to do so, vote in person or, in the case of such Members as are corporations, by their duly authorized representative or, whether proxies are allowed, by proxy at a general meeting of which not less than ten (10) days' (nor more than sixty (60) days') notice, specifying the intention to propose the resolution as a special resolution, has been duly given.
"Statute"	means the Companies ~~Law (2013 Revision~~Act (As Revised) of the Cayman Islands and any statutory amendment or re-enactment thereof. Where any provision of the Statute is referred to, the reference is to that provision as amended by any law for the time being in force.
~~"~~"Whole Board"~~"~~	means a majority of the authorized number of Directors, whether or not there exist any vacancies.""
"year"	means the calendar year.

1.2
In these Articles, save where the context requires otherwise:

(a)
words importing the singular number shall include the plural number and vice versa;

(b)
words importing the masculine gender only shall include the feminine gender;

(c)
words importing persons only shall include companies or associations or bodies of persons, whether corporate or not;

(d)
"may" shall be construed as permissive and "shall" shall be construed as imperative;

(e)
a reference to a dollar or dollars (or $) is a reference to dollars of the United States of America;

(f)
references to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force;

(g)
any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)
Section 8 and 19(3) of the Electronic Transactions ~~Law (2003 Revision~~Act (As Revised) shall not apply;

(i)
"written" and "in writing" include all modes of representing or reproducing words in visible form, including in the form of an electronic record, and any requirements as to delivery under the Articles include delivery in the form of an electronic record;
(j)
any requirements as to execution or signature under the Articles, including the execution of the Articles themselves, can be satisfied in the form of an electronic signature as defined in the Electronic Transactions ~~Law (2003 Revision~~Act (As Revised);

(k)
the term "clear days" in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(l)
the term "holder" in relation to a share means a person whose name is entered in the Register of Members as the holder of such share.

1.3
Subject to the last two preceding Articles, any words defined in the Statute shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

2
PRELIMINARY

2.1
The business of the Company may be commenced as soon after incorporation as the Directors see fit, notwithstanding that only part of the shares may have been allotted or issued.

2.2
The registered office of the Company shall be at such address in the Cayman Islands as the Directors shall from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Directors may from time to time determine.

3
SHARE CAPITAL

3.1
The authorised share capital of the Company at the date of adoption of these Articles is US$2,002.30 divided into 200,000,000 Ordinary Shares of a nominal or par value of US$0.00001 each and 230,000 Preferred Shares of a nominal or par value of US$0.00001 each, with power for the Company insofar as is permitted by law, to redeem or purchase any of its shares and to increase or reduce the said capital subject to the provisions of the Statute and these Articles and to issue any part of its capital, whether original, redeemed or increased with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions and so that unless the conditions of issue shall otherwise expressly declare, every issue of shares whether declared to be preferred or otherwise shall be subject to the powers hereinbefore contained.

3.2
A total of 230,000 Preferred Shares shall be designated as ~~"~~"Series A Junior Participating Preferred Shares~~"~~" with the designations, powers, preferences, privileges and other rights set forth in Exhibit A.

4
ISSUE OF SHARES

4.1
Subject to the provisions, if any, in the Articles, the Memorandum of Association and applicable law, including the Statute, the Directors may, in their absolute discretion and without approval of the holders of Ordinary Shares, cause the Company to issue such amounts of Ordinary Shares and/or Preferred Shares or similar securities in one or more series, to establish from time to time the number of shares to be included in such series, to grant rights over existing shares as they deem necessary and appropriate and to determine designations, powers, preferences, privileges and other rights, including dividend rights, conversion rights, terms of redemption and liquidation preferences, any or all of which may be greater than the powers and rights associated with the Ordinary Shares, at such times and on such other terms as they think proper. The Company shall not issue shares in bearer form. The authority of the Directors with respect to each series shall include, but not be limited to, determination of the following:

(a)
The number of shares constituting that series and the distinctive designation of that series;

(b)
The dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;
(c)
whether that series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

(d)
whether that series shall have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Directors shall determine;

(e)
whether or not the shares of that series shall be issued as redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and

(f)
the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the rights of priority, if any, of payment of shares of that series relative to other series of shares.

5
REGISTER OF MEMBERS AND SHARE CERTIFICATES

5.1
The Company shall maintain a Register of its Members. Every person whose name is entered as a Member in the Register of Members and whose shares are to be held in certificated form shall, upon request and without payment, be entitled to a certificate within two months after allotment or lodgement of transfer (or within such other period as the conditions of issue shall provide) in the form determined by the Directors. All certificates shall specify the share or shares held by that person and the amount paid up thereon, provided that in respect of a share or shares held jointly by several persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint holders shall be sufficient delivery to all. All certificates for shares shall be delivered personally or sent through the post addressed to the member entitled thereto at the Member's registered address as appearing in the register. Absent instructions to the contrary from the Company, such member's shares will be held in uncertificated, book entry form.

5.2
Every share certificate of the Company shall bear any legends required under applicable laws, including the Securities Act.

5.3
Any two or more certificates representing shares of any one class held by any Member may at the Member's request be cancelled and a single new certificate for such shares issued in lieu on payment (if the Directors shall so require) of US$1.00 or such smaller sum as the Directors shall determine.

5.4
If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same shares may be issued to the relevant Member upon request subject to delivery up of the old certificate or (if alleged to have been lost, stolen or destroyed) compliance with such conditions as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in connection with the request as the Directors may think fit.

5.5
In the event that shares are held jointly by several persons, any request may be made by any one of the joint holders and if so made shall be binding on all of the joint holders.

6
TRANSFER OF SHARES

6.1
Subject to these Articles and the rules or regulations of the Designated Stock Exchange or any relevant securities laws (including, but not limited to U.S. securities law provisions related to insider trading), any Member may transfer all or any of his shares by an instrument of transfer in the usual or common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the Board and may be under hand or, if the transferor or transferee is a clearing house or it nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Board may approve from time to time.
6.2
The instrument of transfer shall be executed by or on behalf of the transferor. Without prejudice to the last preceding Article, the Board may also resolve, either generally or in any particular case, upon request by the transferor or transferee to accept mechanically executed transfers. The transferor shall be deemed to remain the holder of the share until the name of the transferee in entered into the Register in respect thereof.

6.3
The Directors may, in their absolute discretion, decline to register any transfer of Shares, subject to any applicable requirements imposed from time to time by the Commission and the Designated Stock Exchange.

6.4
The Board in so far as permitted by any applicable law and rules of the Designated Stock Exchange may, in its absolute discretion, at any time and from time to time transfer any share upon the Register to any branch register or any share on any branch register to the Register or any other branch register. In the event of any such transfer, the shareholder requesting such transfer shall bear the cost of effecting such transfer unless the Board otherwise determines.

6.5
Unless the Board otherwise agrees (which agreement may be on such terms and subject to such conditions as the Board in its absolute discretion may from time to time determine, and which agreement the Board shall, without giving any reason therefore, be entitled in its absolute discretion to give or withhold), no shares upon the Register shall be transferred to any branch register nor shall shares on any branch register be transferred to the Register or any other branch register and all transfers and other documents of title shall be lodged for registration, and registered, in the case of any shares on a branch register, at the relevant Registration Office, and, in the case of any shares on the Register, at the Office or such other place at which the Register is kept in accordance with the Statute.

6.6
Without limiting the generality of the last preceding Article, the Board may decline to recognise any instrument of transfer unless:

(a)
a fee of such maximum sum as the Board may from time to time require is paid to the Company in respect thereof;

(b)
the instrument of transfer is in respect of only one class of share;

(c)
the instrument of transfer is lodged at the Office or such other place as the Register is kept in accordance with the Statute accompanied by the relevant share certificate(s) or such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer (and, if the instrument of transfer is executed by some other person on his behalf, the authority of that person so to do); and

(d)
the instrument of transfer is duly and properly signed.

6.7
If the Board refuses to register a transfer of any share, it shall, within two months after the date on which the transfer was lodged with the Company, send to each of the transferor and the transferee notice of the refusal.

6.8
The registration of transfers may be suspended at such time and for such periods as the Directors may from time to time determine, provided always that such registration shall not be suspended for more than forty five (45) days in any year.

7
REDEMPTION AND PURCHASE OF OWN SHARES

7.1
Subject to the provisions, if any, in the Articles, the Memorandum of Association, applicable law, including the Statute, and the rules of the Designated Stock Exchange, the Company may:

(a)
issue shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as the Directors may, before the issue of such shares, determine;

(b)
purchase its own shares (including any redeemable shares) provided that the manner of purchase is in accordance with the provisions of the Statute, the Memorandum of Association, the Articles and any applicable requirements imposed from time to time by the Commission of the Designated Stock Exchange; and

(c)
make a payment in respect of the redemption or purchase of its own shares otherwise than out of profits or the proceeds of a fresh issue of shares.

7.2
Any share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.

7.3
The redemption or purchase of any share shall not be deemed to give rise to the redemption or purchase of any other share.

7.4
The Directors may when making payments in respect of redemption or purchase of shares, if authorised by the terms of issue of the shares being redeemed or purchased or with the agreement of the holder of such shares, make such payment in any form of consideration permitted by the Statute.

8
VARIATION OF RIGHTS ATTACHING TO SHARES

8.1
Subject to the provisions, if any, in the Articles, the Memorandum of Association and applicable law, including the Statute, all or any of the special rights attached to shares of any class (unless otherwise provided for by the terms of issue of the shares of that class) may be varied, modified or abrogated with the sanction of a resolution passed by a majority of not less than two-thirds of the votes cast passed at a separate meeting of the holders of the shares of that class at which a quorum is present.

8.2
The provisions of these Articles relating to general meetings shall apply to every such general meeting of the holders of one class of shares except that the necessary quorum shall be at least one person holding or representing by proxy at least a majority of the par value of the issued shares of the class. Every holder of Shares of the class shall be entitled on a poll to one vote for every such Share held by such holder and any holder of Shares of that class present in person or by proxy may demand a poll.

8.3
The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking in priority to or pari passu therewith.

9
COMMISSION ON SALE OF SHARES

9.1
The Company may in so far as the Statute from time to time permits pay a commission to any person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any shares of the Company. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up shares or partly in one way and partly in the other. The Company may also on any issue of shares pay such brokerage as may be lawful.

10
NON-RECOGNITION OF TRUSTS

10.1
No person shall be recognized by the Company as holding any share upon any trust and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future, or partial interest in any share, or any interest in any fractional part of a share, or (except only as is otherwise provided by these Articles or the Statute) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder.

11
REGISTRATION OF EMPOWERING INSTRUMENTS

11.1
The Company shall be entitled to charge a fee not exceeding one dollar (US$1.00) on the registration of every probate, letters of administration, certificate of death or marriage, power of attorney, or other instrument.
12
TRANSMISSION OF SHARES

12.1
If a Member dies the survivor or survivors (where he was a joint holder) or his legal personal representatives (where he was a sole holder), shall be the only persons recognised by the Company as having any title to his shares. The estate of a deceased Member is not thereby released from any liability in respect of any share, for which he was a joint or sole holder.

12.2
Any person becoming entitled to a share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such share or to have some person nominated by him registered as the holder of such share. If he elects to have another person registered as the holder of such share he shall sign an instrument of transfer of that share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by the relevant Member before his death or bankruptcy or liquidation or dissolution, as the case may be.

12.3
A person becoming entitled to a share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same dividends, other distributions and other advantages to which he would be entitled if he were the holder of such share. However, he shall not, before becoming a Member in respect of a share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety (90) calendar days of being received or deemed to be received (as determined pursuant to the Articles) the Directors may thereafter withhold payment of all dividends, other distributions, bonuses or other monies payable in respect of the share until the requirements of the notice have been complied with.

13
LIEN

13.1
The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys (whether presently payable or not) called or payable at a fixed time in respect of that share. The Company shall also have a first and paramount lien on every share (not being a fully paid share) registered in the name of a Member (whether or not jointly with other Members) for all amounts of money presently payable by such Member or his estate to the Company whether the same shall have been incurred before or after notice to the Company of any equitable or other interest of any person other than such Member, and whether the period for the payment or discharge of the same shall have actually arrived or not, and notwithstanding that the same are joint debts or liabilities of such Member or his or her estate and any other person, whether a Member or not. The Company's lien on a share shall extend to all dividends or other moneys payable thereon or in respect thereof. The Board may at any time, generally or in any particular case, waive any lien that has arisen or declare any share exempt in whole or in part, from the provisions of this Article.

13.2
Subject to these Articles, the Company may sell in such manner as the Board determines any share on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable, or the liability or engagement in respect of which such lien exists is liable to be presently fulfilled or discharged nor until the expiration of fourteen (14) clear days after a notice in writing, stating and demanding payment of the sum presently payable, or specifying the liability or engagement and demanding fulfillment or discharge thereof and giving notice of the intention to sell in default, has been served on the registered holder for the time being of the share or the person entitled thereto by reason of his or her death or bankruptcy.
13.3
The net proceeds of the sale shall be received by the Company and applied in or towards payment or discharge of the debt or liability in respect of which the lien exists, so far as the same is presently payable, and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the share prior to the sale) be paid to the person entitled to the share at the time of the sale. To give effect to any such sale the Board may authorise some person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the shares so transferred and he or she shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

14
CALLS ON SHARES

14.1
Subject to these Articles and to the terms of allotment, the Board may from time to time make calls upon the Members in respect of any moneys unpaid on their shares (whether on account of the nominal value of the shares or by way of premium), and each Member shall (subject to being given at least fourteen (14) clear days' notice specifying the time and place of payment) pay to the Company as required by such notice the amount called on his shares. A call may be extended, postponed or revoked in whole or in part as the Board determines but no Member shall be entitled to any such extension, postponement or revocation except as a matter of grace and favour.

14.2
A call shall be deemed to have been made at the time when the resolution of the Board authorizing the call was passed and may be made payable either in one lump sum or by installments.

14.3
A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the shares in respect of which the call was made. The joint holders of a share shall be jointly and severally liable to pay all calls and installments due in respect thereof or other moneys due in respect thereof.

14.4
If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest on the amount unpaid from the day appointed for payment thereof to the time of actual payment at such rate (not exceeding twenty percent (20%) per annum) as the Board may determine, but the Board may in its absolute discretion waive payment of such interest wholly or in part.

14.5
No Member shall be entitled to receive any dividend or to be present and vote (save as proxy for another Member) at any general meeting either personally or by proxy, or be reckoned in a quorum, or exercise any other privilege as a Member until all calls or installments due by him to the Company, whether alone or jointly with any other person, together with interest and expenses (if any) shall have been paid.

14.6
On the trial or hearing of any action or other proceedings for the recovery of any money due for any call, it shall be sufficient to prove that the name of the Member sued is entered in the Register of Members as the holder, or one of the holders, of the shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book, and that notice of such call was duly given to the Member sued, in pursuance of these Articles; and it shall not be necessary to prove the appointment of the Directors who made such call, nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

14.7
Any amount payable in respect of a share upon allotment or at any fixed date, whether in respect of nominal value or premium or as an installment of a call, shall be deemed to be a call duly made and payable on the date fixed for payment and if it is not paid the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call duly made and notified.

14.8
On the issue of shares, the Board may differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment.

14.9
The Board may, if it thinks fit, receive from any Member willing to advance the same, and either in money or money's worth, all or any part of the moneys uncalled and unpaid or installments payable upon any shares held by him and upon all or any of the moneys so advanced (until the same would, but for such advance, become presently payable) pay interest at such rate (if any) as the Board may decide. The Board may at any time repay the amount so advanced upon giving to such Member not less than one (1) month's notice of its intention in that behalf, unless before the expiration of such notice the amount so advanced shall have been called up on the shares in respect of which it was advanced. Such payment in advance shall not entitle the holder of such share or shares to participate in respect thereof in a dividend subsequently declared.

15
FORFEITURE OF SHARES

15.1
If a call remains unpaid after it has become due and payable the Board may give to the person from whom it is due not less than fourteen (14) clear days' notice:

(a)
requiring payment of the amount unpaid together with any interest which may have accrued and which may still accrue up to the date of actual payment; and

(b)
stating that if the notice is not complied with the shares on which the call was made will be liable to be forfeited.

15.2
If the requirements of any such notice are not complied with, any share in respect of which such notice has been given may at any time thereafter, before payment of all calls and interest due in respect thereof has been made, be forfeited by a resolution of the Board to that effect, and such forfeiture shall include all dividends declared in respect of the forfeited share but not actually paid before the forfeiture.

15.3
When any share has been forfeited, notice of the forfeiture shall be served upon the person who was before forfeiture the holder of the share. No forfeiture shall be invalidated by any omission or neglect to give such notice.

15.4
The Board may accept the surrender of any share liable to be forfeited hereunder and, in such case, references in these Articles to forfeiture will include surrender.

15.5
Any share so forfeited shall be deemed the property of the Company and may be sold, re-allotted or otherwise disposed of to such person, upon such terms and in such manner as the Board determines, and at any time before a sale, re-allotment or disposition the forfeiture may be annulled by the Board on such terms as the Board determines.

15.6
A person whose shares have been forfeited shall cease to be a Member in respect of the forfeited shares but nevertheless shall remain liable to pay the Company all moneys which at the date of forfeiture were presently payable by him to the Company in respect of the shares, with (if the Directors shall in their discretion so require) interest thereon from the date of forfeiture until payment at such rate (not exceeding twenty percent (20%) per annum) as the Board determines. The Board may enforce payment thereof if it thinks fit, and without any deduction or allowance for the value of the forfeited shares, at the date of forfeiture, but his liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares. For the purposes of this Article any sum which, by the terms of issue of a share, is payable thereon at a fixed time which is subsequent to the date of forfeiture, whether on account of the nominal value of the share or by way of premium, shall notwithstanding that time has not yet arrived be deemed to be payable at the date of forfeiture, and the same shall become due and payable immediately upon the forfeiture, but interest thereon shall only be payable in respect of any period between the said fixed time and the date of actual payment.

15.7
A declaration by a Director or the Secretary that a share has been forfeited on a specified date shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share, and such declaration shall (subject to the execution of an instrument of transfer by the Company if necessary) constitute a good title to the share, and the person to whom the share is disposed of shall be registered as the holder of the share and shall not be bound to see to the application of the consideration (if any), nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings in reference to the forfeiture, sale or disposal of the share. When any share shall have been forfeited, notice of the declaration shall be given to the Member in whose name it stood immediately prior to the forfeiture, and an entry of the forfeiture, with the date thereof, shall forthwith be made in the register, but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice or make any such entry.
15.8
Notwithstanding any such forfeiture as aforesaid the Board may at any time, before any shares so forfeited shall have been sold, re-allotted or otherwise disposed of, permit the shares forfeited to be bought back upon the terms of payment of all calls and interest due upon and expenses incurred in respect of the share, and upon such further terms (if any) as it thinks fit.

15.9
The forfeiture of a share shall not prejudice the right of the Company to any call already made or installment payable thereon.

15.10
The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

16
ALTERATION OF CAPITAL

16.1
Subject to these Articles, the Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into shares of such classes and amount, as the resolution shall prescribe.

16.2
Subject to these Articles, including Article 4.1, the Company may by Ordinary Resolution:

(a)
consolidate and divide all or any of its share capital into shares of larger amount than its existing shares, provided that any fractions of a share that result from such a consolidation or division of its share capital shall be automatically repurchased by the Company (i) at the Market Price on the date of such consolidation or division, in the case of any shares listed on a Designated Stock Exchange and (ii) at a price to be agreed between the Company and the applicable Member in the case of any shares not listed on a Designated Stock Exchange;

(b)
sub-divide its existing shares, or any of them into shares of a smaller amount provided that in the subdivision the proportion between the amount paid and the amount, if any unpaid on each reduced share shall be the same as it was in case of the share from which the reduced share is derived;

(c)
divide shares into multiple classes; or

(d)
cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled.

16.3
Subject to these Articles, the Company may by Special Resolution:

(a)
change its name;

(b)
alter or add to these Articles;

(c)
alter or add to the Memorandum of Association with respect to any objects, powers or other matters specified therein; or

(d)
reduce its share capital and any capital redemption reserve in any manner authorised by law.

16.4
Except as otherwise provided by the Directors pursuant to Article 4.1, all new shares created hereunder shall be subject to the same provisions with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the shares in the original share capital.

17
CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE

17.1
For the purpose of determining those Members that are entitled to receive notice of, attend or vote at any meeting of Members or any adjournment thereof, or those Members that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Member for any other purpose, the Directors may provide that the Register of Members shall be closed for transfers for a stated period but not to exceed in any case sixty (60) calendar days. If the Register of Members shall be so closed for the purpose of determining those Members that are entitled to receive notice of, attend or vote at a meeting of Members such register shall be so closed for at least ten (10) calendar days (but not more than sixty (60) calendar days) immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members, which such date shall not precede the date upon which the resolution fixing the record date is adopted by the Directors. The Directors shall prepare, or cause to be prepared, at least ten (10) days before every general meeting, a complete list of the Members entitled to vote at such meeting, arranged in alphabetical order, and showing the address of each Member and the number of shares registered in the name of each Member. Such list shall be open to the examination of any Member, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Member who is present.

17.2
In lieu of or apart from closing the Register of Members, the Directors may fix in advance a date as the record date for any such determination of those Members that are entitled to receive notice of, attend or vote at a meeting of the Members and for the purpose of determining those Members that are entitled to receive payment of any dividend the Directors may, at or within ninety (90) calendar days prior to the date of declaration of such dividend, fix a subsequent date as the record date of such determination.

17.3
If the Register of Members is not so closed and no record date is fixed for the determination of those Members entitled to receive notice of, attend or vote at a meeting of Members or those Members that are entitled to receive payment of a dividend, the record date for such determination of Members shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. When a determination of those Members that are entitled to receive notice of, attend or vote at a meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

18
GENERAL MEETINGS

18.1
All general meetings of the Company other than annual general meetings shall be called extraordinary general meetings.

18.2
The Company shall, in each year hold a general meeting as its annual general meeting at such time and place as may be determined by the Directors.

18.3
Extraordinary general meetings may be called by the Chairperson of the Board, the chief executive officer of the Company or by the Board acting pursuant to a resolution adopted by the Whole Board. Any extraordinary general meeting shall be held at such time and place as may be determined by the Directors.

18.4
If an extraordinary general meeting is called by or at the request of anyone other than the

Whole Board, then the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Directors.
18.5
In the absence of a designation of the location of a general meeting by the Board, such meeting shall be held at the principal executive office of the Company.

18.6
The Directors may, subject to such guidelines and procedures as they may adopt, allow any person to participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

19
NOTICE OF GENERAL MEETINGS

19.1
At least ten (10) calendar days' notice (but not more than sixty (60) calendar days' notice) shall be given for any general meeting. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given. Every notice shall (i) specify the place, the day and the hour of the meeting, (ii) the matters that are intended to be presented at the meeting, and, (iii) in the case of annual general meetings, the name of any nominee who the Directors intend to present for election, and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this regulation has been given and whether or not the provisions of Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)
in the case of an annual general meeting by all the Members (or their proxies) entitled to attend and vote thereat; and

(b)
in the case of an extraordinary general meeting by the Members (or their proxies) having a right to attend and vote at the meeting, together holding not less than ninety-five percent (95%) in of the voting shares.

19.2
The notice convening an annual general meeting shall specify the meeting as such, and the notice convening a meeting to pass a Special Resolution shall specify the intention to propose the resolution as a Special Resolution. Notice of every general meeting shall be given to all Members other than such as, under the provisions hereof or the terms of issue of the shares they hold, are not entitled to receive such notice from the Company.

19.3
Written notice of any general meeting shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the Member at the address of that Member appearing on the books of the Company or given by the Member to the Company for the purpose of notice. An affidavit of the mailing or other means of giving any notice of any general meeting, executed by the Secretary, Assistant Secretary or any transfer agent of the Company giving the notice, shall be prima facie evidence of the giving of such notice.

19.4
In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of any such instrument of proxy by, any person entitled to receive notice shall not invalidate any resolution passed or any proceeding at any such meeting.

19.5
No business may be transacted at any general meeting, other than business that is either (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board (or any duly authorized committee thereof), (B) otherwise properly brought before an annual general meeting by or at the direction of the Board (or any duly authorized committee thereof) or (C) in the case of an annual general meeting, otherwise properly brought before such general meeting by any Member of the Company who (1) is a Member of record on both (x) the date of the giving of the notice by such Member provided for in this Article and (y) the record date for the determination of Members entitled to vote at such annual general meeting and (2) complies with the notice procedures set forth in this Article 19.5.
(a)
In addition to any other applicable requirements, for a proposal for business to be brought properly before an annual general meeting by a Member,:

(i)
such Member must have given timely notice of such proposal in proper written form to the Secretary of the Company; and

(ii)
subject to Article 19.5(i), the Board of Directors shall have resolved to include such proposal in the notice of such general meeting. The Board of Directors may at their absolute discretion resolve not to include any proposal for business made by a Member, save that the Board of Directors shall not be entitled to refuse to include a proposal related to the nomination of a Director made by a Member in accordance with Article 19.5(f).

(b)
The Board shall cause notice to be given pursuant to the Articles. No business other than as set forth in such notice may be transacted at a general meeting, except in the case of an annual general meeting, where matters may be presented for consideration by Members, provided they comply with the requirements of the Articles, including those set forth in this Article 19.5.

(c)
For matters other than for the nomination for election of a Director to be made by a Member of the Company at an annual general meeting, to be timely, such Member's notice shall be delivered to the Secretary at the principal executive offices of the Company at least forty-five (45) days and not more than seventy-five (75) days prior to the one year anniversary of the date on which the Company first mailed proxy materials for the prior year's annual general meeting; provided, however, that if the Company's annual general meeting occurs on a date more than twenty-five (25) days earlier or later than the Company's prior year's annual general meeting, then the Board shall determine a date a reasonable period prior to the Company's annual general meeting by which date the Members notice must be delivered and publicize such date in a filing pursuant to the Exchange Act, or via press release. Such publication shall occur at least ten (10) days prior to the date set by the Board.

(d)
To be in proper written form, a Member's notice to the Secretary must set forth as to such matter such Member proposes to bring before the annual general meeting (1) a brief description of the business desired to be brought before the annual general meeting and the proposed text of any proposal regarding such business (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend these Articles or the Memorandum of the Company, the text of the proposed amendment) and the reasons for conducting such business at the annual general meeting, (2) the name and address, as they appear on the Company's books, of the Member proposing such business and any Member Associated Person (as defined below), (3) the class or series and number of shares of the Company that are held of record or are beneficially owned by such Member or any Member Associated Person and any derivative positions held or beneficially held by the Member or any Member Associated Person, (4) the name of each nominee holder of shares of the Company owned beneficially but not of record by the Member or any Member Associated Person, and the number of such shares of the Company held by each such nominee holder, (5) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such Member or any Member Associated Person with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such Member or any Member Associated Person with respect to any securities of the Company, (6) a description of all agreements, arrangements, or understandings (whether written or oral) between or among such Member or a Member

Associated Person and any other person or persons (including their names) in connection with or relating to (A) the Company or any securities of the Company or (B) the proposal, including any material interest or anticipated benefit of the Member or a Member Associated Person in such business, (6) a statement whether either such Member or any Member Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Company's voting shares required under the Memorandum and Articles of the Company, applicable law and the rules of the Designated Stock Exchange to carry the proposal and a representation that the Member giving notice intends to appear in person or by proxy at the annual general meeting to bring such business before the meeting, and (7) any other information relating to such Member that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such person with respect to the proposed business to be brought by such person before the Annual General Meeting pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the ~~"~~"Exchange Act"~~"~~), and the rules and regulations promulgated thereunder. A Member providing notice of business proposed to be brought before a general meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Article 19.5(e) shall be true and correct as of the record date for determining the Members entitled to receive notice of the general meeting and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Company not later than five (5) business days after the record date for determining the Members entitled to receive notice of the general meeting. For purposes of this Article 19.5, a "Member Associated Person" of any Member shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such Member, (ii) any beneficial owner of shares of the Company owned of record or beneficially by such Member and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by, under common control or acting in concert with such person referred to in the preceding clauses (i) and (ii).
(e)
No business shall be conducted at the annual general meeting except business brought before the annual general meeting in accordance with the procedures set forth in this Article 19.5, provided, however, that once business has been properly brought before the annual general meeting in accordance with such procedures, nothing in this Article shall be deemed to preclude discussion by any Member of any such business. If the Chairperson of an annual general meeting determines that business was not properly brought before the annual general meeting in accordance with the foregoing procedures, the Chairperson shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

(f)
In addition to any other applicable requirements, for a nomination for election of a Director to be made by a Member of the Company, such Member must (A) be a Member of record on both (x) the date of the giving of the notice by such Member provided for in this Article and (y) the record date for the determination of Members entitled to vote at such annual general meeting and (B) have given timely notice thereof in proper written form to the Secretary of the Company. If a Member is entitled to vote only for a specific class or category of directors at a meeting of the Members, such Member's right to nominate one or more persons for election as a director at the meeting shall be limited to such class or category of directors.

(g)
To be timely for purposes of Article 19.5(f), a Member's notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than one hundred twenty (120) days and not more than one hundred fifty (150) days prior to the meeting; provided, however, that in the event less than one hundred thirty (130) days' notice or prior public disclosure of the date of the meeting is given or made to Members, notice by the Member to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

(h)
To be in proper written form for purposes of Article 19.5(f), a Member's notice to the Secretary must be set forth (A) as to each person whom the Member proposes to nominate for election as a director (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) (A) the class or series and number of shares of the Company, if any, which are owned beneficially or of record by the person and any affiliates and associates of the person and any derivative positions held or beneficially held by the such person or any affiliates or associates of such person, (B) the name of each nominee holder of shares of the Company owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of the Company held by each such nominee holder, and (C) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such person or any affiliates or associates of such person with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such ~~such~~ person or any affiliates or associates of such person with respect to any securities of the Company, and (4) any other information relating to the person that would be required to be disclosed pursuant to any applicable law and rules of the Designated Stock Exchange; and (B) as to the Member giving notice (1) the name and record address of such Member, (2) the class or series and number of shares of the Company which are owned beneficially or of record by such Member or any Member Associated Person and any derivative positions held or beneficially held by the Member or any Member Associated Person, (3) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such Member or any Member Associated Person with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such Member or any Member Associated Person with respect to any securities of the Company, (4) a description of all agreements, arrangements or understandings (whether written or oral) between such Member or any Member Associated Person and each proposed nominee (and any affiliates and associates of any proposed nominee) and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such Member or otherwise relating to the Company or any securities of the Company, (5) a representation that such Member intends to appear in person or by proxy at the annual meeting to nominate the person(s) named in its notice and (6) any other information relating to such Member that would be required to be disclosed pursuant to any applicable law and rules of the Designated Stock Exchange. Such notice must be accompanied by each proposed ~~nominee’s~~nominee's written representation and agreement that such proposed nominee: (A) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Company that has not been disclosed to the Company in such representation and agreement, (C) in such ~~person’s~~person's individual capacity, would be in compliance with, if elected as a director of the Company, and will comply with and, upon election, execute any requisite documentation pertaining to all applicable publicly disclosed confidentiality, corporate governance, conflict of interest, Regulation FD, code of conduct and ethics, and ~~stock~~share ownership and trading policies and guidelines of the Company, and (D) consents to being named as a nominee by the Member and in any proxy statement of the Company, or other filings required to be made by the Company in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange

Act and the rules and regulations promulgated thereunder and to serve as a director if elected. A Member providing notice pursuant to this Section 19.5(i) shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Article 19.5(i) shall be true and correct as of the record date for determining the Members entitled to receive notice of the annual general meeting and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Company not later than five (5) business days after the record date for determining the Members entitled to receive notice of the annual general meeting.
(i)
Nothing contained in this Article 19.5 shall be deemed to affect any rights of Members to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act (or any successor provision of law).

19.6
No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in the Articles under this heading of "NOTICE OF GENERAL MEETINGS". If the Chairperson of an annual general meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairperson shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded. This Article shall not apply to any nomination of a director in an election in which only the holders of one or more series of Preferred Shares of the Company are entitled to vote (unless otherwise provided in the terms of such series of Preferred Shares).

19.7
The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Member shall not invalidate the proceedings at any meeting.

20
PROCEEDINGS AT GENERAL MEETINGS

20.1
No business shall be transacted at any general meeting unless a quorum of Members is present at the time when the meeting proceeds to business. Members holding in aggregate not less than a majority of the shares of all voting share capital of the Company in issue present in person or by proxy and entitled to vote shall be a quorum for all purposes. If, however, such quorum is not present or represented at any general meeting, then the Chairperson of the meeting.

20.2
When a meeting is adjourned to another time and place, unless these Articles of Association otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Member of record entitled to vote at the meeting.

20.3
A determination of the Members of record entitled to notice of or to vote at a general meeting shall apply to any adjournment of such meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

20.4
The Chairperson of the Board of Directors shall preside as Chairperson at every general meeting of the Company. If at any meeting the Chairperson of the Board of Directors is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as Chairperson, the Directors present shall elect one of their number to be Chairperson of the meeting or if all the Directors present decline to take the chair, the Members present shall choose one of their own number to be the Chairperson of the meeting.

20.5
At any general meeting a resolution put to the vote of the meeting shall be decided on a poll.

20.6
A poll shall be taken in such manner as the Chairperson of the meeting directs, and the result of the poll shall be deemed to be the resolution of the meeting.

20.7
In the case of an equality of votes, the Chairperson of the meeting shall not be entitled to a second or casting vote.

21
VOTES OF MEMBERS

21.1
Subject to any rights and restrictions for the time being attached to any class or classes of shares (including for the avoidance of doubt any super voting rights), every Member present in person and every person representing a Member by proxy at a general meeting of the Company shall have one vote for each share registered in such Member's name in the Register of Members. No cumulative voting shall be allowed.

21.2
In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

21.3
A Member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote on a poll by his committee, or other person in the nature of a committee appointed by that court, and any such committee or other person, may on a poll, vote by proxy.

21.4
No Member shall be entitled to vote at any general meeting unless all calls or other sums presently payable by him in respect of shares in the Company have been paid.

21.5
On a poll, votes may be given either personally or by proxy.

21.6
The instrument appointing a proxy shall be in writing (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) under the hand of the appointor or of his attorney duly authorized in writing or, if the appointor is a corporation, either under seal or under the hand of an officer or attorney duly authorized ~~authorized~~ in that behalf provided however, that a Member may also authorize the casting of a vote by proxy pursuant to telephonic or electronically transmitted instructions (including, without limitation, instructions transmitted over the internet) obtained pursuant to procedures approved by the Board which are reasonably designed to verify that such instructions have been authorized by such Member. A proxy need not be a Member of the Company. Notwithstanding the foregoing, no proxy shall be voted or acted upon after three (3) years from its date unless the proxy provides for a longer period.

21.7
An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve.

21.8
The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

21.9
Any Ordinary Resolution or Special Resolution must be passed at a general meeting, and written resolutions of the Members shall not be permitted.

22
CORPORATIONS ACTING BY REPRESENTATIVES AT MEETING

22.1
Any corporation which is a Member may by resolution of its directors or other governing body authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Member.

23
CLEARING HOUSES

23.1
If a clearing house or depository (or its nominee) is a member of the Company it may, by resolution of its directors or other governing body or by power of attorney, authorize such person or persons as it thinks fit to act as its representative or representatives at any general meeting of the Company or at any general meeting of any class of members of the Company provided that, if more than one person is so authorized, the authorization shall specify the number and class of shares in respect of which each such person is so authorized. A person so authorized pursuant to this provision shall be entitled to exercise the same powers on behalf of the clearing house (or its nominee) which he represents as that clearing house (or its nominee) could exercise if it were an individual member of the Company holding the number and class of shares specified in such authorization.
24
DIRECTORS

24.1
Subject to the requirements of Section B.2(c) of Exhibit A, there shall be a Board of Directors consisting of no less than three (3) and not more than fifteen (15) Directors, as shall be fixed from time to time by the Directors. The Directors shall be elected or appointed in the first place by the subscribers to the Memorandum of Association or by a majority of them and thereafter by the Board, subject to Article 24.2.

24.2
~~The~~Prior to the adoption of these Articles, the Directors ~~shall be~~have been divided into three (3) classes designated as Class I, Class II and Class III, respectively. ~~Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors, provided that the foregoing classification shall not apply to Directors elected pursuant to Section B.2(c) of Exhibit A. At the 2015 annual general meeting of Members, the~~The term of ~~office of~~ the Class I Directors in office as at the adoption of these Articles shall expire ~~and~~at the Company's annual general meeting held in 2024. The term of the Class II Directors in office as at the adoption of these Articles shall expire at the Company's annual general meeting held in 2025. The term of the Class III Directors in office as at the adoption of these Articles shall expire at the Company's annual general meeting held in 2026. At the Company's 2024 annual general meeting, the Class I Directors shall be elected for a full term of ~~three (3) years. At the 2016 annual general meeting of Members, the term of office of the Class II Directors shall expire and Class II Directors shall be elected for a full term of three (3) years. At the 2017 annual general meeting of Members, the term of office of the Class III Directors shall expire and Class III Directors shall be elected for a full term of three (3) years. At each succeeding annual general meeting of Members, Directors shall be elected for a full term of three (3~~two (2) years to succeed the Directors ~~of the class~~ whose terms expire at such annual general meeting. At the Company's 2025 annual general meeting, the Class II Directors shall be elected for a full term of one (1) year to succeed the Directors whose terms expire at such annual general meeting. Commencing at the Company's 2026 annual general meeting and at each succeeding annual general meeting, the Directors shall no longer be designated as Class I, Class II and Class III, respectively, and each of the Directors shall be elected for a full term of one (1) year. Notwithstanding the foregoing provisions of this Article, each Director shall hold office until the expiration of his term, until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of Directors constituting the ~~Board~~Directors shall shorten the term of any incumbent Director.

24.3
The Board of Directors shall have a Chairperson of the Board of Directors (the "Chairperson") elected and appointed by a majority of the Directors then in office. The Directors may also elect a Vice-Chairperson of the Board of Directors (the "Vice-Chairperson"). The Chairperson shall preside as Chairperson at every meeting of the Board of Directors. To the extent the Chairperson is not present at a meeting of the Board of Directors, the Vice-Chairperson, or in his absence, the attending Directors, may choose one Director to be the Chairperson of the meeting. The Chairperson's voting right as to the matters to be decided by the Board of Directors shall be the same as other Directors. In the case of an equality of votes, the Chairperson shall not have an additional tie-breaking vote.

24.4
The Directors by the affirmative vote of a simple majority of the remaining Directors present and voting at a Board meeting, even if less than a quorum, shall have the power from time to time and at any time to appoint any person as a Director to fill a casual vacancy on the Board or as an addition to the existing Board, subject to these Articles, applicable law and the listing rules of the Designated Stock Exchange; provided, that whenever the holders of any class or classes of ~~stock~~Shares or series thereof are entitled to elect one or more directors by the provisions of these Articles ~~of Association~~, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the Directors elected by such class or classes or series thereof then in office, or by a sole remaining Director so elected. Any Director so appointed shall hold office until the end of the then current term of the class of Directors to which he is elected or until his earlier death, resignation or removal.
24.5
Subject to Article 27.1, a Director may only be removed from office by Special Resolution for cause at any time before the expiration of his term notwithstanding anything in these Articles or in any agreement between the Company and such Director (but without prejudice to any claim for damages under such agreement).

24.6
A vacancy on the Board created by the removal of a Director under the provisions of these Articles may be filled by the election or appointment by Ordinary Resolution at the meeting at which such Director is removed or by the affirmative vote of a simple majority of the remaining Directors present and voting at a Board meeting, subject to these Articles, applicable law and the listing rules of the Designated Stock Exchange. ~~Any~~Subject to Article 24.2, any Director so appointed shall hold office until the end of the then current term of the class of Directors to which he is elected or until his earlier death, resignation or removal.

24.7
The Board may, from time to time, and except as required by applicable law or the listing rules of the Designated Stock Exchange, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives, which shall be intended to set forth the policies of the Company and the Board on various corporate governance related matters, as the Board shall determine by resolution from time to time.

24.8
A Director shall not be required to hold any shares in the Company by way of qualification. A Director who is not a member of the Company shall nevertheless be entitled to receive notice of and to attend and speak at general meetings of the Company and all classes of shares of the Company.

25
DIRECTORS' FEES AND EXPENSES

25.1
The Directors may receive such remuneration as the Board may from time to time determine. The Directors may be entitled to be repaid all traveling, hotel and incidental expenses reasonably incurred or expected to be incurred by him in attending meetings of the Board or committees of the Board or general meetings or separate meetings of any class of shares or of debentures of the Company or otherwise in connection with the discharge of his duties as a Director.

25.2
Any Director who, by request, goes or resides abroad for any purpose of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine and such extra remuneration shall be in addition to or in substitution for any ordinary remuneration provided for by or pursuant to any other Article.

26
POWERS AND DUTIES OF DIRECTORS

26.1
Subject to the provisions of the Statute, these Articles and to any resolutions made in a general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company. No resolution made by the Company in a general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been made.

26.2
Subject to these Articles, the Directors may from time to time appoint any person, whether or not a director of the Company, to hold the office of the Chief Executive Officer as the Directors may think necessary for the administration of the Company, for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. The Chief Executive Officer may from time to time appoint any person to hold such office in the Company as he or she may think necessary for the administration of the Company, including without prejudice to the foregoing generality, the office of one or more Vice Presidents, Chief Financial Officer, Manager or Controller, and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Chief Executive Officer may think fit.
26.3
The Directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit; provided that any committee so formed shall include amongst its members at least two Directors unless otherwise required by applicable law, rules and regulations and the rules of the Designated Stock Exchange; provided further that no committee shall have the power of authority to (a) recommend to the Members an amendment of these Articles of Association (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of ~~shares of stock~~Shares adopted by the Board of Directors as provided under the laws of the Cayman Islands, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of ~~stock of the Company~~Shares); (b) adopt an agreement of merger or consolidation; (c) recommend to the Members the sale, lease or exchange of all or substantially all of the Company's property and assets; (d) recommend to the Members a dissolution of the Company or a revocation of a dissolution; (e) recommend to the Members an amendment of the Memorandum of Association of the Company; or (f) declare a dividend or authorize the issuance of Shares unless the resolution establishing such committee or the Memorandum or Articles of Association of the Company so provide. Any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors. The Directors may also delegate to any Director holding any executive office such of their powers as they consider desirable to be exercised by him or her. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of their own powers, and may be revoked or altered.

26.4
The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretion vested in him.

26.5
The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the following paragraphs shall be without prejudice to the general powers conferred by this paragraph.

26.6
The Directors from time to time and at any time may establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any persons to be members of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any of the aforesaid.

26.7
The Directors from time to time and at any time may delegate to any such committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local board, or any of them to fill up any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any person so appointed and may annul or vary any such delegation, but no person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

26.8
Any such delegates as aforesaid may be authorised by the Directors to subdelegate all or any of the powers, authorities, and discretions for the time being vested to them.

26.9
The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

27
DISQUALIFICATION OF DIRECTORS

27.1
Subject to these Articles, the office of Director shall be vacated, if the Director:

(a)
becomes bankrupt or makes any arrangement or composition with his creditors;

(b)
is found to be or becomes of unsound mind;

(c)
resigns his office by notice in writing to the Company;

(d)
is prohibited by applicable law or the Designated Stock Exchange from being a director;

(e)
without special leave of absence from the Board, is absent from meetings of the Board for six consecutive months and the Board resolves that his office be vacated; or

(f)
if he or she shall be removed from office pursuant to these Articles.

28
PROCEEDINGS OF DIRECTORS

28.1
Subject to these Articles, the Directors may meet together for the dispatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. Such meetings may be held at any place within or outside the Cayman Islands that has been designated by the Board of Directors. In the absence of such a designation, meetings of the Board of Directors shall be held at the principal executive office of the Company. Questions arising at any meeting of the Directors shall be decided by a majority of votes. In the case of an equality of votes, the Chairperson of the Board shall not have an additional tie-breaking vote.

28.2
The Chairperson of the Board, the chief executive officer of the Company or a majority of the Directors may, at any time summon a meeting of the Board by notice to each Director. Notice of such meeting shall be given to each director at his business or residence in writing, or by telegram, facsimile transmission, telephone communication or electronic transmission (provided, with respect to electronic transmission, that the director has consented to receive the form of transmission at the address to which it is directed). If mailed, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five (5) days before such meeting. If by telegram, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company at least twenty-four (24) hours before such meeting. If by facsimile transmission or other electronic transmission, such notice shall be transmitted at least twenty-four (24) hours before such meeting. The accidental omission to give notice of a meeting of the Board to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings of that meeting. Notice of a meeting need not be given to any Director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Directors. All such waivers, consents, and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Board of Directors.

28.3
A Director or Directors may participate in any meeting of the Board of Directors, or of any committee appointed by the Board of Directors of which such Director or Directors are members, by means of telephone or similar communication equipment by way of which all persons participating in such meeting can hear each other and such participation shall be deemed to constitute presence in person at the meeting.

28.4
The quorum necessary for the transaction of the business of the Directors shall be a majority of the authorized number of Directors. If at any time there is only a sole Director, the quorum shall be one (1) Director. Every act or decision done or made by a majority of the Directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the Board of Directors, subject to the provisions of these Articles of Association and other applicable law.
28.5
A meeting of the Directors may be held by means of telephone or teleconferencing or any other telecommunications facility provided that all participants are thereby able to communicate immediately by voice with all other participants.

28.6
Subject to these Articles, a Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.

28.7
A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realized by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his interest, may be counted in the quorum present at any meeting whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement. Any Director who enters into a contract or arrangement or has a relationship that is reasonably likely to be implicated under this Article 28.7 or that would reasonably be likely to affect a Director's status as an "Independent Director" under applicable law or the rules of the Designated Stock Exchange shall disclose the nature of his or her interest in any such contract or arrangement in which he is interested or any such relationship.

28.8
Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to reasonable expense reimbursement consistent with the Company's policies in connection with such Directors service in his or her official capacity; provided that nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

28.9
The Directors shall cause minutes to be made in books or loose-leaf folders provided for the purpose of recording:

(a)
all appointments of officers made by the Directors;

(b)
the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)
all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

28.10
When the Chairperson of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

28.11
A resolution signed by all the Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and constituted. When signed a resolution may consist of several documents each signed by one or more of the Directors.

28.12
The continuing Directors may act notwithstanding any vacancy in their body but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

28.13
A committee appointed by the Directors may elect a Chairperson of its meetings. If no such Chairperson is elected, or if at any meeting the Chairperson is not present within five minutes after the time appointed for holding the same, the members present may choose one of their number to be Chairperson of the meeting.

28.14
A committee appointed by the Directors may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the Chairperson shall not have a second or casting vote.

28.15
Meetings and actions of committees of the Board of Directors shall be governed by, and held and taken in accordance with, the provisions of Article 28.1 (place of meetings), Article 28.2 (notice), Article 28.3 (telephonic meetings), and Article 28.4 (quorum), with such changes in the context of these Articles of Association as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Articles of Association.

28.16
All acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

29
PRESUMPTION OF ASSENT

29.1
A Director of the Company who is present at a meeting of the Board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent or abstention shall be entered in the Minutes of the meeting or unless he shall file his written dissent or abstention from such action with the person acting as the Chairperson or Secretary of the meeting before the adjournment thereof or shall forward such dissent or abstention by registered post to such person immediately after the adjournment of the meeting. Such right to dissent or abstain shall not apply to a Director who voted in favour of such action.

30
DIVIDENDS, DISTRIBUTIONS AND RESERVE

30.1
Subject to any rights and restrictions for the time being attached to any class or classes of shares and these Articles, the Directors may from time to time declare dividends (including interim dividends) and other distributions on shares in issue and authorise payment of the same out of the funds of the Company lawfully available therefor. All dividends unclaimed for one (1) year after having been declared may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. Any dividend unclaimed after a period of six (6) years from the date of declaration shall be forfeited and shall revert to the Company. The payment by the Board of any unclaimed dividend or other sums payable on or in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

30.2
The Directors may, before recommending or declaring any dividend, set aside out of the funds legally available for distribution such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors be applicable for meeting contingencies, or for equalizing dividends or for any other purpose to which those funds be properly applied and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments (other than shares of the Company) as the Directors may from time to time think fit. The Board shall establish an account to be called the "Share Premium Account" and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any share in the Company. Unless otherwise provided by the provisions of these Articles, the Board may apply the share premium account in any manner permitted by the Statute and the rules of the Designated Stock Exchange. The Company shall at all times comply with the provisions of these Articles, the Statute and the rules of the Designated Stock Exchange in relation to the share premium account.

30.3
Any dividend may be paid by cheque or warrant sent through the post to the registered address of the Member or person entitled thereto, or in the case of joint holders, to any one of such joint holders at his registered address or to such person and such address as the Member or person entitled, or such joint holders as the case may be, may direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent or to the order of such other person as the Member or person entitled, or such joint holders as the case may be, may direct.

30.4
The Directors when paying dividends to the Members in accordance with the foregoing provisions may make such payment either in cash or in specie.

30.5
No dividend shall be paid otherwise than out of profits or, subject to the restrictions of the Statute, the share premium account.

30.6
Subject to the rights of persons, if any, entitled to shares with special rights as to dividends, all dividends shall be declared and paid according to the amounts paid or credited as fully paid on the shares, but if and so long as nothing is paid up on any of the shares in the Company dividends may be declared and paid according to the amounts of the shares. No amount paid on a share in advance of calls shall, while carrying interest, be treated for the purposes of this Article as paid on the share.

30.7
If several persons are registered as joint holders of any share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the share.

30.8
No dividend shall bear interest against the Company.

31
BOOK OF ACCOUNTS

31.1
The books of account relating to the Company's affairs shall be kept in such manner as may be determined from time to time by the Directors.

31.2
The books of account shall be kept at such place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

31.3
Except as provided in Article 17.1, the Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors, and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company by Ordinary Resolution.

31.4
The accounts relating to the Company's affairs shall be audited in such manner and with such financial year end as may be determined from time to time by the Company by Ordinary Resolution or failing any such determination by the Directors or failing any determination as aforesaid shall not be audited.

32
ANNUAL RETURNS AND FILINGS

32.1
The Board shall make the requisite annual returns and any other requisite filings in accordance with the Statute.

33
AUDIT

33.1
The Directors may appoint an auditor of the Company who shall hold office until removed from office by a resolution of the Directors and may fix his or their remuneration.

33.2
Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the auditors.

33.3
Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

34
THE SEAL

34.1
The Seal of the Company shall not be affixed to any instrument except by the authority of a resolution of the Board of Directors, provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixings of the Seal. The Seal shall be affixed in the presence of any one or more persons as the Directors may appoint for the purpose and every person as aforesaid shall sign every instrument to which the Seal of the Company is so affixed in their presence.

34.2
The Company may maintain a facsimile of its Seal in such countries or places as the Directors may appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of a resolution of the Board of Directors provided always that such authority may be given prior to or after the affixing of such facsimile Seal and if given after may be in general form confirming a number of affixings of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such person or persons as the Directors shall for this purpose appoint and such person or persons as aforesaid shall sign every instrument to which the facsimile Seal of the Company is so affixed in their presence of and the instrument signed by a Director or the Secretary (or an Assistant Secretary) of the Company or in the presence of any one or more persons as the Directors may appoint for the purpose.

34.3
Notwithstanding the foregoing, a Director shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company.

35
OFFICERS

35.1
The Company shall have a President, Secretary, and Chief Financial Officer, and may have one or more Vice Presidents, a Manager or a Controller, appointed by the Directors; provided, however, that there may exist a vacancy in any such office from time to time because of death, resignation, removal, disqualification or any other cause which shall be filled by the Board of Directors as soon as reasonably practicable. The Directors may also from time to time appoint such other officers as they consider necessary, all for such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors from time to time subscribe.

36
REGISTER OF DIRECTORS AND OFFICERS

36.1
The Company shall cause to be kept in one or more books at its office a Register of Directors and Officers in which there shall be entered the full names and addresses of the Directors and Officers and such other particulars as required by the Statute. The Company shall send to the Registrar of Companies in the Cayman Islands a copy of such register, and shall from time to time notify the said Registrar of any change that takes place in relation to such Directors and Officers as required by the Statute.
37
CAPITALISATION OF PROFITS

37.1
Subject to the Statute and these Articles, the Board may capitalize any sum standing to the credit of any of the Company's reserve accounts (including a share premium account or a capital redemption reserve fund) or any sum standing to the credit of profit and loss account or otherwise available for distribution and to appropriate such sum to Members in the proportions in which such sum would have been divisible amongst them had the same been a distribution of profits by way of dividend and to apply such sum on their behalf in paying up in full unissued shares for allotment and distribution credited as fully paid up to and amongst them in the proportion aforesaid. In such event, the Directors shall do all acts and things required to give effect to such capitalization, with full power to the Directors to make such provisions as they think fit for the case of shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorize any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalization and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.

38
NOTICES

38.1
Except as otherwise provided in these Articles, any notice or document may be served by the Company or by the person entitled to give notice to any Member either personally, by facsimile or by sending it through the post in a prepaid letter or via a recognized courier service, fees prepaid, addressed to the Member at his address as appearing in the Register of Members or, to the extent permitted by all applicable laws and regulations, by electronic means by transmitting it to any electronic number or address or website supplied by the member to the Company or by placing it on the Company's Website provided that, with respect to notification via electronic means or posting to Company's Website, the Company has obtained the Member's prior express positive confirmation in writing to receive or otherwise have made available to him notices in such fashion. In the case of joint holders of a share, all notices shall be given to that one of the joint holders whose name stands first in the Register of Members in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

38.2
Notices posted to addresses outside the Cayman Islands shall be forwarded by prepaid airmail.

38.3
Any Member present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

38.4
Any notice or other document, if served by (a) post, shall be deemed to have been served when the letter containing the same is posted and if served by courier, shall be deemed to have been served when the letter containing the same is delivered to the courier (in proving such service it shall be sufficient to prove that the letter containing the notice or document was properly addressed and duly posted or delivered to the courier), or (b) facsimile, shall be deemed to have been served upon confirmation of successful transmission, or (c) recognised delivery service, shall be deemed to have been served when the letter containing the same is delivered to the courier service and in proving such service it shall be sufficient to provide that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier or (d) electronic means as provided herein shall be deemed to have been served and delivered on the day on which it is successfully transmitted or at such later time as may be prescribed by any applicable laws or regulations.

38.5
Any notice or document delivered or sent to any Member in accordance with the terms of these

Articles shall notwithstanding that such Member be then dead or bankrupt, and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any share registered in the name of such Member as sole or joint holder, unless his name shall at the time of the service of the notice or document, have been removed from the Register of Members as the holder of the share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the share.
38.6
Notice of every general meeting shall be given to:

(a)
all Members who have supplied to the Company an address for the giving of notices to them, except that in case of joint holders, the notice shall be sufficient if given to the joint holder first named in the Register of Members;

(b)
every person entitled to a share in consequence of the death or bankruptcy of a Member, who but for his death or bankruptcy would be entitled to receive notice of the meeting;

(c)
the Auditors; and

(d)
each Director.

38.7
No other person shall be entitled to receive notices of general meetings.

39
INFORMATION

39.1
No Member shall be entitled to require discovery of any information in respect of any detail of the Company's trading or any information which is or may be in the nature of a trade secret or secret process which may relate to the conduct of the business of the Company and which in the opinion of the Board would not be in the interests of the members of the Company to communicate to the public.

39.2
The Board shall be entitled to release or disclose any information in its possession, custody or control regarding the Company or its affairs to any of its members including, without limitation, information contained in the Register of Members and transfer books of the Company.

40
INDEMNITY

40.1
The Company shall indemnify every Director and officer of the Company or any predecessor to the Company (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former officer of the Company or any predecessor to the Company, and may indemnify any person (other than current and former Directors and officers) (any such Director, officer or other person, an "Indemnified Person"), out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect. Each Member agrees to waive any claim or right of action he or she might have, whether individually or by or in the right of the Company, against any Director on account of any action taken by such Director, or the failure of such Director to take any action in the performance of his or her duties with or for the Company; provided that such waiver shall not extend to any matter in respect of any fraud or wilful default which may attach to such Director.

40.2
The Company shall advance to each Indemnified Person reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.
40.3
The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or other officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

40.4
Neither any amendment nor repeal of the Articles set forth under this heading of "INDEMNITY" (the "Indemnification Articles"), nor the adoption of any provision of the Company's Articles or Memorandum of Association inconsistent with the Indemnification Articles, shall eliminate or reduce the effect of the Indemnification Articles, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for these Indemnification Articles, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

41
FINANCIAL YEAR

41.1
Unless the Directors otherwise prescribe, the financial year of the Company shall end on December 31st in each year and shall begin on January 1st in each year.

42
WINDING UP

42.1
If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors' claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any shares, including the rights of the Series A Preferred Shares set forth in Section B.5 of Exhibit A, in a winding up:

(a)
if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company's issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the shares held by them; or

(b)
if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company's issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the shares held by them at the commencement of the winding up subject to a deduction from those shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

42.2
If the Company shall be wound up, the liquidator may, subject to the rights attaching to any shares and with the sanction of a Special Resolution of the Company and any other sanction required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

43
AMENDMENT OF MEMORANDUM AND ARTICLES OF ASSOCIATION AND NAME OF COMPANY

43.1
Subject to the provisions, if any, in the Articles, the Memorandum of Association and applicable law, including the Statute, the Company may at any time and from time to time by Special

Resolution alter, amend, change or repeal these Articles or the Memorandum of Association of the Company, in whole or in part, or change the name of the Company.
44
REGISTRATION BY WAY OF CONTINUATION

44.1
Subject to these Articles, the Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

EXHIBIT A
TO
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
THERAVANCE BIOPHARMA, INC.
(A)
~~A.~~ Designations, Powers, Preferences, Privileges and Other Rights of Series A Preferred Shares.   The Series A Preferred Shares shall have the designations, powers, preferences, privileges and other rights set forth in this Exhibit A (~~"~~"Exhibit A"~~"~~) to the Amended and Restated Memorandum and Articles of Association of the Company (the ~~"~~"Memorandum"~~"~~). Exhibit A shall be incorporated into the Memorandum as if set forth therein. Terms not otherwise defined herein shall the meanings given to them in the Memorandum.

(B)
~~B.~~ Preferred Shares.

1
~~1.~~ Dividends and Distributions.

(a)
Subject to the prior and superior rights of the holders of any class or series of shares of the Company ranking prior and superior to the Series A Preferred Shares with respect to dividends, the holders Series A Preferred Shares, in preference to the holders of any class or series of shares of the Company ranking junior to the Series A Preferred Shares in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December, in each year (each such date being referred to herein as a ~~"~~"Quarterly Dividend Payment Date"~~"~~), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a Series A Preferred Share, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in Ordinary Shares or a subdivision of the outstanding Ordinary Shares (by reclassification or otherwise), declared on the Ordinary Shares, since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a Series A Preferred Share. The ~~"~~"Adjustment Number"~~"~~ shall initially be 1,000. In the event the Company shall at any time after the date upon which the Memorandum is filed with the Registrar of Companies (i) declare and pay any dividend on Ordinary Shares payable in Ordinary Shares, (ii) subdivide the outstanding Ordinary Shares or (iii) combine the outstanding Ordinary Shares into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of Ordinary Shares, outstanding immediately after such event and the denominator of which is the number of Ordinary Shares, that were outstanding immediately prior to such event.

(b)
The Company shall declare a dividend or distribution on the Series A Preferred Shares as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Ordinary Shares (other than a dividend payable in Ordinary Shares).

(c)
Dividends shall begin to accrue and be cumulative on outstanding Series A Preferred Shares from the Quarterly Dividend Payment Date next preceding the date of issue of such Series A Preferred Shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of Series A Preferred Shares entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the Series A Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of Series A Preferred Shares entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.
2
~~2.~~ Voting Rights.   The holders of Series A Preferred Shares shall have the following voting rights:

(a)
Each Series A Preferred Share shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the Members.

(b)
Except as required by law, by this Section B.2 and by Section B.9 of this Exhibit A, holders of Series A Preferred Shares shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Ordinary Shares as set forth in the Memorandum) for taking any corporate action.

(c)
If, at the time of any general meeting of Members for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any Series A Preferred Shares are in default, the number of directors constituting the Board of Directors of the Company shall be increased automatically by two. In addition to voting together with the holders of Ordinary Shares for the election of other directors of the Company, the holders of record of the Series A Preferred Shares, voting separately as a class to the exclusion of the holders of Ordinary Shares, shall be entitled at said meeting of Members (and at each subsequent annual meeting of Members), unless all dividends in arrears on the Series A Preferred Shares have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Company, the holders of any Series A Preferred Shares being entitled to cast a number of votes per share of Series A Preferred Shares as is specified in Section B.2(a). Each such additional director shall serve until the next general meeting of Members for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section B.2(c). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section B.2(c) may be removed at any time, without cause, only by the affirmative vote of the holders of the Series A Preferred Shares at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred Shares shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced automatically by two. The voting rights granted by this Section B.2(c) shall be in addition to any other voting rights granted to the holders of the Series A Preferred Shares in this Section B.

3
~~3.~~ Certain Restrictions.

(a)
Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Shares as provided in Section B.1 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on Series A Preferred Shares outstanding shall have been paid in full, the Company shall not:

(i)
declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Shares;

(ii)
declare or pay dividends on or make any other distributions on any shares ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Shares, except dividends paid ratably on the Series A Preferred

Shares and all such parity shares on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or
(iii)
purchase or otherwise acquire for consideration any Series A Preferred Shares, or any shares ranking on a parity with the Series A Preferred Shares, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Preferred Shares, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)
The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of the Company unless the Company could, under Section B.3(a), purchase or otherwise acquire such shares at such time and in such manner.

4
~~4.~~ Reacquired Shares.   Any Series A Preferred Shares purchased or otherwise acquired by the Company in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued Preferred Shares and may be reissued as part of a new series of Preferred Shares to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

5
~~5.~~ Liquidation, Dissolution or Winding Up.

(a)
Upon any liquidation, dissolution or winding up of the Company, voluntary or otherwise, no distribution shall be made to the holders of shares of the Company ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Shares unless, prior thereto, the holders of Series A Preferred Shares shall have received an amount per share (the ~~"~~"Series A Liquidation Preference"~~"~~) equal to the greater of (i) $10.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Ordinary Shares upon such liquidation, dissolution or winding up of the Company.

(b)
In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of shares of the Company, if any, that rank on a parity with the Series A Preferred Shares in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Shares and the holders of such parity shares in proportion to their respective liquidation preferences.

(c)
Neither the merger or consolidation of the Company into or with another entity nor the merger or consolidation of any other entity into or with the Company shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of this Section 6.

6
~~6.~~ Consolidation, Merger, Etc.   In case the Company shall enter into any consolidation, merger, combination or other transaction in which the outstanding Ordinary Shares are exchanged for or changed into other shares or securities, cash and/or any other property, then in any such case each Series A Preferred Share shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each Ordinary Share is changed or exchanged.

7
~~7.~~ No Redemption.   The Series A Preferred Shares shall not be subject to redemption by the Company.

8
~~8.~~ Ranking.   The Series A Preferred Shares shall rank junior to all other series of the Preferred Shares as to the payment of dividends and as to the distribution of assets upon liquidation,

dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Ordinary Shares as to such matters.
9
~~9.~~ Amendment.   Notwithstanding any other provision of the Memorandum or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the shares of this Company required by law or by the Memorandum, at any time that any Series A Preferred Shares are outstanding, the Memorandum shall not be amended. by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A Preferred Shares so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding Series A Preferred Shares, voting separately as a class.

10
~~10.~~ Fractional Shares.   Series A Preferred Shares may be issued in fractions of a share that shall entitle the holder, in proportion to such ~~holder’s~~holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Shares.

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

Theravance Biopharma

Medicines That Make a Difference®

VOTE

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2023 Annual General Meeting Proxy Card

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1. Election of Class III Directors:

	For	Against	Abstain
01 - Dean J. Mitchell	☐	☐	☐
02 - Deepika R. Pakianathan	☐	☐	☐

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1 U P X 5 6 7 6 7 5

03S6GB

Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals X – X and for every X YEARS on Proposal X.1 Year 2 Years 3 Years Abstain4. To vote on a non-binding advisory resolution regarding thefrequency of shareholder votes on the compensation ofTheravance Biopharma, Inc.’s named executive officers.01 - Dean J. Mitchell 02 - Deepika R. PakianathanFor Against Abstain For Against Abstain1 U P XUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03S6GB++A The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2, 3, 5 and 6 and 1 YEAR on Proposal 4.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Date and sign below.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q2023 Annual General Meeting Proxy Card1. Election of Class III Directors:2. To ratify the appointment of Ernst & Young LLP as TheravanceBiopharma, Inc.’s independent registered public accounting firmfor the fiscal year ending December 31, 2023.3. To vote on a non-binding advisory resolution regarding thecompensation of Theravance Biopharma Inc.’s namedexecutive officers.For Against Abstain5. To approve Theravance Biopharma, Inc.’s Amended andRestated 2013 Equity Incentive Plan.6. To approve an amendment to Theravance Biopharma, Inc.’sAmended and Restated Memorandum and Articles ofAssociation to declassify its board of directors over time.For Against AbstainFor Against Abstain000004MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________1234 5678 9012 345MMMMMMMMMMMMMMMMMMMMMMMM5 6 7 6 7 5MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 J N TC123456789MMMMMMMMMMMMMMMMMMM000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extIf no electronic voting,delete QR code and control #Δ ≈

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETIONYou may vote online or by phone instead of mailing this card.OnlineGo to www.investorvote.com/TBPH or scanthe QR code — login details are located inthe shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.investorvote.com/TBPHPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaVotes submitted electronically must bereceived by 11:59 PM, Eastern Time, onMay 1, 2023Your vote matters – here’s how to vote!Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.investorvote.com/TBPHAnnual General Meeting of Shareholders — May 2, 2023THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANYThe undersigned hereby appoints Rick E Winningham and Aziz Sawaf, and each of them, with power to act without the other and with power of substitution,as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the Ordinary Shares of TheravanceBiopharma, Inc. which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the AnnualGeneral Meeting of Shareholders of the company to be held May 2, 2023 or at any adjournment or postponement thereof, with all powers which theundersigned would possess if present at the Meeting.(Continued and to be marked, dated and signed, on the other side)Proxy — THERAVANCE BIOPHARMA, INC.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qChange of Address — Please print new address below. Comments — Please print your comments below.C Non-Voting Items++Important notice regarding the Internet availability of proxy materials for the Annual General Meeting of Shareholders.The Proxy Statement and the 2022 Annual Report on Form 10-K are available at: http://investor.theravance.com/proxy.2023 Annual General Meeting Admission Ticket2023 Annual General Meeting of Theravance Biopharma, Inc. ShareholdersMay 2, 2023, 12:00 p.m. Irish Standard TimeThe Merrion HotelUpper Merrion St., Dublin 2, IrelandUpon arrival, please present this admission ticket and photo identification at the registration desk.PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION